  ANNUAL STATEMENT FOR THE YEAR 1993 OF THE American Country Insurance Company

            SCHEDULE P - ANALYSIS OF LOSSES AND LOSS EXPENSES

                                Notes to Schedule P


(1) The Parts of Schedule P:
      Part 1 - Detailed information on losses and loss expenses.
      Part 2 - History of incurred losses and allocated expenses.
      Part 3 - History of loss and allocated expense payments.
      Part 4 - History of bulk and incurred-but-not-reported reserves. Schedule P Interrogatories

(2) Lines of business A through M and R are groupings of the lines of business used on Page 14, the state page.

(3) Reinsurance A, B, C and D (Lines N to Q) are:
      Reinsurance A = Nonproportional property (1988 and subsequent) Reinsurance B = Nonproportional liability (1988 and subsequent) Reinsurance C = Financial lines (1988 and subsequent)
      Reinsurance D = Old Schedule O, Line 30 (1987 and Prior)

(4) The Instructions to Schedule P contain directions necessary for filling out Schedule P.


                        SCHEDULE P - PART 1 - SUMMARY
                                                      (000 Omitted)



    (1)                     PREMIUMS EARNED                                               LOSS AND LOSS EXPENSE PAYMENTS
 Years in      ---------------------------------------------      ----------------------------------------------------------------
  Which           (2)              (3)              (4)                 LOSS PAYMENTS             ALLOCATED LOSS EXPENSE PAYMENTS
 Premiums
Were Earned    Direct and         Ceded             Net              (5)              (6)              (7)              (8)
and Losses      Assumed                        (Cols. 2 - 3)      Direct and         Ceded         Direct and          Ceded
Were Incur.                                                        Assumed                           Assumed
- ----------------------------------------------------------------------------------------------------------------------------------

  1. Prior       X X X            X X X            X X X                 9,820           0              850                0
  2. 1984            13,055               80           12,975            9,245           0              582                0
  3. 1985            18,041               87           17,954            9,919           0              749                0
  4. 1986            20,287              150           20,137           11,546         578              851              128
  5. 1987            26,101              173           25,928           10,929         330              809               16
  6. 1988            32,223             (138)          32,361           15,766       1,690            1,491              116
  7. 1989            34,340            3,313           31,027           15,037         392            1,094               15
  8. 1990            40,818            4,090           36,728           26,014       9,566            1,532              472
  9. 1991            44,913            5,036           39,877           15,179         286              777               20
 10. 1992            46,340            5,993           40,347           13,084         118              522               10
 11. 1993            46,198            5,362           40,836            7,627          61              282                0
- -----------------------------------------------------------------------------------------------------------------------------

 12. TOTALS      X X X            X X X            X X X               144,166      13,021            9,539              777
- -----------------------------------------------------------------------------------------------------------------------------



                       LOSS AND LOSS EXPENSE PAYMENTS                   (12)
                   ---------------------------------------------
                      (9)              (10)             (11)          Number of
                                                       Total           Claims
                   Salvage and      Unallocated       Net Paid       Reported -
                   Subrogation     Loss Expense     (Cols. 5 - 6     Direct and
                    Received         Payments      + 7 - 8 + 10)      Assumed
- -----------------------------------------------------------------------------------
  1. Prior                   24            2,494           13,164       X X X
  2. 1984                   193            2,994           12,821       X X X
  3. 1985                   363            3,175           13,843       X X X
  4. 1986                   407            3,649           15,340       X X X
  5. 1987                   758            3,208           14,600       X X X
  6. 1988                   607            4,232           19,683       X X X
  7. 1989                   517            4,407           20,131       X X X
  8. 1990                   899            3,749           21,257       X X X
  9. 1991                   662            4,040           19,690       X X X
 10. 1992                   653            3,914           17,392       X X X
 11. 1993                   342            3,372           11,220       X X X
- -----------------------------------------------------------------------------------
 12. TOTALS               5,425           39,234          179,141       X X X
- -----------------------------------------------------------------------------------


NOTE: For "prior", report amounts paid or received in current year only. Report cumulative amounts paid or received for specific years. Report loss payments net of salvage and subrogation received.




                                     LOSSES UNPAID                                    ALLOCATED LOSS EXPENSES UNPAID
                ---------------------------------------------     ---------------------------------------------------
                     CASE BASIS                   BULK + IBNR        CASE BASIS                   BULK + IBNR
               --------------------     ---------------------     -------------------        -------------------------
                  (13)         (14)        (15)         (16)         (17)       (18)            (19)            (20)
               Direct and     Ceded     Direct and     Ceded      Direct and    Ceded        Direct and        Ceded
                Assumed                  Assumed                   Assumed                     Assumed
- ----------------------------------------------------------------------------------------------------------------------
  1. Prior         418          0           3           0            80           0               0             0
  2. 1984          594          0           0           0           139           0               0             0
  3. 1985          111          0           0           0            25           0               0             0
  4. 1986          380          0           4           0            82           0               0             0
  5. 1987          626          0          11           0           149           0               0             0
  6. 1988        4,358        993          12           0           775          83               0             0
  7. 1989        4,550        233          19           0         1,031          26               1             0
  8. 1990        6,864        709         131           0         1,381          69               3             0
  9. 1991       12,372      5,361         904           0         1,555         186              64             0
 10. 1992        9,658        721       2,355           0         1,920          88             129             0
 11. 1993       10,748      1,046       9,160           0         2,098          81             975            56
- ---------------------------------------------------------------------------------------------------------------------
 12. TOTALS     50,679      9,063      12,599           0         9,235         533           1,172            56
- ---------------------------------------------------------------------------------------------------------------------


                    (21)           (22)          (23)          (24)

                  Salvage &     Unallocated   Tot Net Loss   Number of
                 Subrogation       Loss        & Exp Unpd     Claims
                 Anticipated     Expenses     (Cols. 13-14  Outstanding
                                  Unpaid      +15-16+17-18  - Direct &
                                               +19-20+22)     Assumed
- ------------------------------------------------------------------------
  1. Prior                1              4            505     X X X
  2. 1984                 1              3            736     X X X
  3. 1985                 3              1            137     X X X
  4. 1986                 8              2            468     X X X
  5. 1987                21              4            790     X X X
  6. 1988                24             20          4,089     X X X
  7. 1989                76             27          5,369     X X X
  8. 1990                93             36          7,637     X X X
  9. 1991               215             37          9,385     X X X
 10. 1992               164             51         13,304     X X X
 11. 1993               143             56         21,854     X X X
- -----------------------------------------------------------------------
 12. TOTALS             749            241         64,274     X X X
- -----------------------------------------------------------------------




                  TOTAL LOSSES AND LOSS EXPENSES INCURRED               LOSS AND LOSS EXPENSE PERCENTAGE
                                                                           (Incurred/Premiums Earned)
               ------------------------------------------          ----------------------------------------
                  (25)             (26)              (27)            (28)              (29)            (30)

               Direct and         Ceded              Net*          Direct and         Ceded             Net
                Assumed                                             Assumed
- -----------------------------------------------------------------------------------------------------------------------
  1. Prior       X X X            X X X             X X X            X X X            X X X            X X X
  2. 1984            13,557                0            13,557            103.8              0.0           104.5
  3. 1985            13,980                0            13,980             77.5              0.0            77.9
  4. 1986            16,514              706            15,808             81.4            470.7            78.5
  5. 1987            15,736              346            15,390             60.3            200.0            59.4
  6. 1988            26,654            2,882            23,772             82.7         (2,088.4)           73.5
  7. 1989            26,166              666            25,500             76.2             20.1            82.2
  8. 1990            39,710           10,816            28,894             97.3            264.4            78.7
  9. 1991            34,928            5,853            29,075             77.8            116.2            72.9
 10. 1992            31,633              937            30,696             68.3             15.6            76.1
 11. 1993            34,318            1,244            33,074             74.3             23.2            81.0

 12. TOTALS      X X X            X X X             X X X            X X X            X X X            X X X




                DISCOUNT FOR TIME             (33)               NET BALANCE SHEET
                 VALUE OF MONEY                               RESERVES AFTER DISCOUNT
                -------------------       Inter-Company      ----------------------------
                (31)        (32)            Pooling           (34)             (35)
                                          Participation
                Loss        Loss          Percentage         Losses        Loss Expenses
                           Expense                           Unpaid           Unpaid
- ----------------------------------------------------------------------------------------------------
  1. Prior           0          0       X X X                  421               84
  2. 1984            0          0             0.0              594              142
  3. 1985            0          0             0.0              111               26
  4. 1986            0          0             0.0              384               84
  5. 1987            0          0             0.0              637              153
  6. 1988            0          0             0.0            3,377              712
  7. 1989            0          0             0.0            4,336            1,033
  8. 1990            0          0             0.0            6,286            1,351
  9. 1991            0          0             0.0            7,915            1,470
 10. 1992            0          0             0.0           11,292            2,012
 11. 1993            0          0             0.0           18,862            2,992
- -------------------------------------------------------------------------------------
 12. TOTALS          0          0       X X X               54,215           10,059
- -------------------------------------------------------------------------------------

*Net = (25 - 26) = (11 + 23)


  ANNUAL STATEMENT FOR THE YEAR 1993 OF THE American Country Insurance Company


                  SCHEDULE P - PART 1A - HOMEOWNERS/FARMOWNERS

                                                                 ( 000 Omitted )




    (1)                     PREMIUMS EARNED                                LOSS AND LOSS EXPENSE PAYMENTS
 Years in      ------------------------------------------   -------------------------------------------------------------
   Which           (2)            (3)            (4)              LOSS PAYMENTS           ALLOCATED LOSS EXPENSE PAYMENTS
 Premiums
Were Earned    Direct and        Ceded           Net            (5)            (6)            (7)            (8)
and Losses       Assumed                    (Cols. 2 - 3)   Direct and        Ceded       Direct and        Ceded
Were Incur.                                                   Assumed                       Assumed
- -------------------------------------------------------------------------------------------------------------------------

  1. Prior      X X X          X X X          X X X                  0              0              0              0
  2. 1984               4              0              4              0              0              0              0
  3. 1985              22              7             15             11              0              1              0
  4. 1986             192             18            174             68             13              0              0
  5. 1987             453             56            397            198              0             19              0
  6. 1988             634              2            632            462              0              6              0
  7. 1989             626            136            490            199              0              5              0
  8. 1990             543             25            518            340            128             28             13
  9. 1991             538             17            521            595            103             32             17
 10. 1992             552            195            357            326             31             14              7
 11. 1993             540            161            379             98              0              1              0
- -------------------------------------------------------------------------------------------------------------------------
 12. TOTALS     X X X          X X X          X X X              2,297            262            119             37
- -------------------------------------------------------------------------------------------------------------------------


                    LOSS AND LOSS EXPENSE PAYMENTS             (12)
               -----------------------------------------
                   (9)           (10)           (11)         Number of
                                                Total         Claims
               Salvage and    Unallocated     Net Paid      Reported -
               Subrogation   Loss Expense   (Cols. 5 - 6    Direct and
                 Received       Payments     + 7 - 8 + 10)     Assumed
- ---------------------------------------------------------------------------
  1. Prior              0              0              0      X X X
  2. 1984               0              0              0              0
  3. 1985               0              2             14              0
  4. 1986               0             18             99              0
  5. 1987               2             57            274            237
  6. 1988              16             83            551            326
  7. 1989               5             48            252            251
  8. 1990              66            (29)           198            215
  9. 1991               1            111            618            179
 10. 1992               1             92            394            174
 11. 1993               0            106            205            140
- ---------------------------------------------------------------------------
 12. TOTALS            91            488          2,605      X X X
- ---------------------------------------------------------------------------


 NOTE: For "prior", report amounts paid or received in current year only.
       Report cumulative amounts paid or received for specific years. Report loss payments net of salvage and subrogation received.



                                     LOSSES UNPAID                                      ALLOCATED LOSS EXPENSES UNPAID
               --------------------------------------------------------    -------------------------------------------------------
                      CASE BASIS                    BULK + IBNR                   CASE BASIS                    BULK + IBNR
               -------------------------     --------------------------    -------------------------     -------------------------
                  (13)           (14)           (15)           (16)           (17)           (18)           (19)           (20)
               Direct and        Ceded       Direct and        Ceded       Direct and        Ceded       Direct and        Ceded
                 Assumed                       Assumed                       Assumed                       Assumed
- ----------------------------------------------------------------------------------------------------------------------------------

  1. Prior              0              0              0              0              0              0              0              0
  2. 1984               0              0              0              0              0              0              0              0
  3. 1985               0              0              0              0              0              0              0              0
  4. 1986               0              0              0              0              0              0              0              0
  5. 1987              20              0              0              0              5              0              0              0
  6. 1988               0              0              0              0              0              0              0              0
  7. 1989               0              0              0              0              0              0              0              0
  8. 1990              (1)             0              0              0              0              0              0              0
  9. 1991               0              0              6              0              0              0              0              0
 10. 1992               7              0             11              0              2              0              0              0
 11. 1993              24              0             96              0              6              0              3              0
- ----------------------------------------------------------------------------------------------------------------------------------
 12. TOTALS            50              0            113             13              0              3              0              1
- ----------------------------------------------------------------------------------------------------------------------------------



                  (21)           (22)           (23)           (24)
                Salvage &     Unallocated   Tot Net Loss     Number of
               Subrogation       Loss        & Exp Unpd       Claims
               Anticipated     Expenses     (Cols. 13-14   Outstanding -
                                Unpaid      +15-16+17-18    Direct and
                                             +19-20+22)       Assumed
- ------------------------------------------------------------------------


  1. Prior              0              0              0              0
  2. 1984               0              0              0              0
  3. 1985               0              0              0              0
  4. 1986               0              0              0              0
  5. 1987               0              0             25              1
  6. 1988               0              0              0              0
  7. 1989               0              0              0              0
  8. 1990               1              0             (1)             0
  9. 1991               0              0              6              0
 10. 1992               0              0             20              2
 11. 1993               0              0            129             12
- ------------------------------------------------------------------------
 12. TOTALS             1              0            179             15
- ------------------------------------------------------------------------







                TOTAL LOSSES AND LOSS EXPENSES INCURRED         LOSS AND LOSS EXPENSE PERCENTAGE
                                                                   (Incurred/Premiums Earned)
               -----------------------------------------    ----------------------------------------
                  (25)           (26)           (27)           (28)           (29)           (30)
               Direct and        Ceded          Net*        Direct and        Ceded           Net
                 Assumed                                      Assumed
- ----------------------------------------------------------------------------------------------------

  1. Prior      X X X          X X X          X X X          X X X          X X X          X X X
  2. 1984               0              0              0            0.0            0.0            0.0
  3. 1985              14              0             14           63.6            0.0           93.3
  4. 1986              99              0             99           51.6            0.0           56.9
  5. 1987             299              0            299           66.0            0.0           75.3
  6. 1988             551              0            551           86.9            0.0           87.2
  7. 1989             252              0            252           40.3            0.0           51.4
  8. 1990             338            141            197           62.2          564.0           38.0
  9. 1991             744            120            624          138.3          705.9          119.8
 10. 1992             452             38            414           81.9           19.5          116.0
 11. 1993             334              0            334           61.9            0.0           88.1
- ----------------------------------------------------------------------------------------------------
 12. TOTALS     X X X          X X X          X X X          X X X          X X X          X X X
- ----------------------------------------------------------------------------------------------------


                   DISCOUNT FOR TIME                 (33)                  NET BALANCE SHEET
                    VALUE OF MONEY              ---------------         RESERVES AFTER DISCOUNT
               --------------------------        Inter-Company         --------------------------
                  (31)           (32)               Pooling              (34)           (35)
                                                 Participation
                  Loss           Loss             Percentage            Losses      Loss Expenses
                                Expense                                 Unpaid         Unpaid
- -------------------------------------------------------------------------------------------------

  1. Prior              0              0               X X X                   0              0
  2. 1984               0              0                 0.0                   0              0
  3. 1985            93.3              0                   0                 0.0              0
  4. 1986               0              0                 0.0                   0              0
  5. 1987               0              0                 0.0                  20              5
  6. 1988               0              0                 0.0                   0              0
  7. 1989               0              0                 0.0                   0              0
  8. 1990               0              0                 0.0                  (1)             0
  9. 1991               0              0                 0.0                   6              0
 10. 1992               0              0                 0.0                  18              2
 11. 1993               0              0                 0.0                 120              9
- -------------------------------------------------------------------------------------------------
 12. TOTALS             0              0           X X X                     163             16
- -------------------------------------------------------------------------------------------------

 * Net = (25 - 26) = (11 + 23)


                         SCHEDULE P - PART 2 - SUMMARY



      (1)                                               INCURRED LOSSES AND ALLOCATED EXPENSES REPORTED AT YEAR END (000 OMITTED)
- ----------------------------------------------------------------------------------------------------------------------------------
 Years in Which       (2)           (3)           (4)           (5)           (6)           (7)           (8)           (9)
  Losses Were
   Incurred          1984          1985          1986          1987          1988          1989          1990          1991
- ----------------------------------------------------------------------------------------------------------------------------------

  1. Prior ....  *          0             0             0             0             0             0             0             0

  2. 1984 .....         8,275         9,232         8,810         9,377         9,946        10,638        10,200         9,901

  3. 1985 .....      X X X           10,516        10,601        10,247        10,966        11,741        11,015        10,995

  4. 1986 .....      X X X         X X X           12,110        12,048        12,768        12,724        12,314        12,019

  5. 1987 .....      X X X         X X X         X X X           16,042        12,097        12,985        12,972        13,135

  6. 1988 .....      X X X         X X X         X X X         X X X           20,093        17,954        20,558        20,467

  7. 1989 .....      X X X         X X X         X X X         X X X         X X X           20,332        20,563        19,447

  8. 1990 .....      X X X         X X X         X X X         X X X         X X X         X X X           23,256        23,136

  9. 1991 .....      X X X         X X X         X X X         X X X         X X X         X X X         X X X           30,467

 10. 1992 .....      X X X         X X X         X X X         X X X         X X X         X X X         X X X         X X X

 11. 1993 .....      X X X         X X X         X X X         X X X         X X X         X X X         X X X         X X X
- ----------------------------------------------------------------------------------------------------------------------------------




INCURRED LOSSES AND ALLOCATED EXPENSES
REPORTED AT YEAR END (000 OMITTED)                    DEVELOPMENT**
- ---------------------------------------        ------------------------------

                     (10)          (11)          (12)           (13)

                     1992          1993        One Year       Two Year
- -----------------------------------------------------------------------------

  1. Prior ....  *          0             0             0              0

  2. 1984 .....        10,361        10,560           199            659

  3. 1985 .....        10,758        10,804            46           (191)

  4. 1986 .....        12,200        12,157           (43)           138

  5. 1987 .....        12,778        12,178          (600)          (957)

  6. 1988 .....        20,210        19,520          (690)          (947)

  7. 1989 .....        20,898        21,066           168          1,619

  8. 1990 .....        24,731        25,109           378          1,973

  9. 1991 .....        24,457        24,998           541         (5,469)

 10. 1992 .....        29,930        26,731        (3,199)     X X X

 11. 1993 .....      X X X           29,646      X X X         X X X
- -----------------------------------------------------------------------------

                               12.  TOTALS         (3,200)        (3,175)
- -----------------------------------------------------------------------------
- -----------------------------------------------------------------------------


  * Reported reserves only. Subsequent development relates only to subsequent payments and reserves.
 ** Current year less first or second prior year, showing (redundant) or adverse.


SCHEDULE P - PART 3 -SUMMARY




      (1)                                          CUMULATIVE PAID LOSSES AND ALLOCATED EXPENSES AT YEAR END (000 OMITTED)
- ----------------------------------------------------------------------------------------------------------------------------------
 Years in Which       (2)           (3)           (4)           (5)           (6)           (7)           (8)           (9)
   Losses Were
    Incurred         1984          1985          1986          1987          1988          1989          1990          1991

- ----------------------------------------------------------------------------------------------------------------------------------

  1. Prior ....      0 0 0                0             0             0             0             0             0             0

  2. 1984 .....         2,610         4,858         5,847         6,913         7,724         8,335         8,809         9,445

  3. 1985 .....      X X X            3,431         5,942         7,109         7,511         8,443         8,766         9,548

  4. 1986 .....      X X X         X X X            3,351         5,798         6,778         8,133         8,830         9,897

  5. 1987 .....      X X X         X X X         X X X            3,807         6,230         8,168         8,923         9,693

  6. 1988 .....      X X X         X X X         X X X         X X X            4,990         8,749        10,689        12,785

  7. 1989 .....      X X X         X X X         X X X         X X X         X X X            5,400         9,554        12,529

  8. 1990 .....      X X X         X X X         X X X         X X X         X X X         X X X            6,786        12,075

  9. 1991 .....      X X X         X X X         X X X         X X X         X X X         X X X         X X X            6,792

 10. 1992 .....      X X X         X X X         X X X         X X X         X X X         X X X         X X X         X X X

 11. 1993 .....      X X X         X X X         X X X         X X X         X X X         X X X         X X X         X X X
- ----------------------------------------------------------------------------------------------------------------------------------


                                                (12)           (13)

                    (10)          (11)        Number of     Number of
                                               Claims      Claims Closed
                    1992          1993       Closed With     Without
                                             Loss Payment    Loss Payment
- ----------------------------------------------------------------------------

  1. Prior ....            0             0      X X X         X X X

  2. 1984 .....        9,622         9,827      X X X         X X X

  3. 1985 .....       10,283        10,668      X X X         X X X

  4. 1986 .....       10,801        11,691      X X X         X X X

  5. 1987 .....       10,469        11,392      X X X         X X X

  6. 1988 .....       14,186        15,451      X X X         X X X

  7. 1989 .....       14,237        15,724      X X X         X X X

  8. 1990 .....       15,333        17,508      X X X         X X X

  9. 1991 .....       12,712        15,650      X X X         X X X

 10. 1992 .....        7,306        13,478      X X X         X X X

 11. 1993 .....     X X X            7,848      X X X         X X X
- ----------------------------------------------------------------------------


 NOTE: Net of salvage and subrogation received.


          SCHEDULE P - PART 4 - SUMMARY



            (1)       BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES AND ALLOCATED EXPENSES AT YEAR END (000 OMITTED)
- -----------------------------------------------------------------------------------------------------------------------------
      Years in Which            (2)             (3)             (4)             (5)             (6)             (7)
       Losses Were
         Incurred             1984            1985            1986            1987            1988            1989
- -----------------------------------------------------------------------------------------------------------------------------
  1. Prior .............               0               0               0               0               0               0

  2. 1984 ..............           1,506             100               0               1               1               0

  3. 1985 ..............       X X X               2,115             235              23               6               3

  4. 1986 ..............       X X X           X X X               3,515             130              45              22

  5. 1987 ..............       X X X           X X X           X X X               5,270             300             174

  6. 1988 ..............       X X X           X X X           X X X           X X X               5,914             294

  7. 1989 ..............       X X X           X X X           X X X           X X X           X X X               7,233

  8. 1990 ..............       X X X           X X X           X X X           X X X           X X X           X X X

  9. 1991 ..............       X X X           X X X           X X X           X X X           X X X           X X X

 10. 1992 ..............       X X X           X X X           X X X           X X X           X X X           X X X

 11. 1993 ..............       X X X           X X X           X X X           X X X           X X X           X X X
- -----------------------------------------------------------------------------------------------------------------------------


BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES AND ALLOCATED EXPENSES AT YEAR END
(000 OMITTED)
- ----------------------------------------------------------------------------------------
                          (8)             (9)            (10)            (11)

                         1990            1991            1992            1993
- ----------------------------------------------------------------------------------------

  1. Prior .............          0               0               0               3

  2. 1984 ..............          1               0               0               0

  3. 1985 ..............          4               0               1               0

  4. 1986 ..............         15               6               4               4

  5. 1987 ..............         42              25               8              11

  6. 1988 ..............        851              65              22              12

  7. 1989 ..............      2,622             130              55              20

  8. 1990 ..............      6,762             302             143             134

  9. 1991 ..............  X X X              11,445             128             968

 10. 1992 ..............  X X X           X X X              12,092           2,484

 11. 1993 ..............  X X X           X X X           X X X              10,079
- ----------------------------------------------------------------------------------------


ANNUAL STATEMENT FOR THE YEAR 1993 OF THE American Country Insurance Company

                    SCHEDULE P - PART 1B

           PRIVATE PASSENGER AUTO LIABILITY/MEDICAL


                                     ( 000 Omitted )

                                                                      LOSS AND LOSS
    (1)                    PREMIUMS EARNED                           EXPENSE PAYMENTS
 Years in     --------------------------------------------     ----------------------------
  Which           (2)             (3)             (4)                 LOSS PAYMENTS
 Premiums                                                      ----------------------------
Were Earned   Direct and         Ceded            Net              (5)             (6)
and Losses      Assumed                      (Cols. 2 - 3)     Direct and         Ceded
Were Incur.                                                      Assumed
- -------------------------------------------------------------------------------------------
  1. Prior       X X X           X X X           X X X                    0               0
  2. 1984              612              70              542             477               0
  3. 1985            1,539              73            1,466             992               0
  4. 1986            1,378             120            1,258           1,370             262
  5. 1987            1,785             125            1,660             949             (28)
  6. 1988            1,976             227            1,749           1,218             103
  7. 1989            1,745              21            1,724           1,169               0
  8. 1990            1,817             314            1,503             873               0
  9. 1991            2,170             311            1,859           1,451             102
 10. 1992            2,423             (29)           2,452           1,291               0
 11. 1993            2,163             551            1,612             449               0
- -------------------------------------------------------------------------------------------
 12. TOTALS      X X X           X X X           X X X               10,239             439
- -------------------------------------------------------------------------------------------
- -------------------------------------------------------------------------------------------


                        LOSS AND LOSS EXPENSE PAYMENTS                                               (12)
              ---------------------------------------------------------------------------------
              ALLOCATED LOSS EXPENSE PAYMENTS       (9)            (10)             (11)           Number of
              -------------------------------                                      Total            Claims
                    (7)             (8)         Salvage and     Unallocated       Net Paid        Reported -
                Direct and         Ceded        Subrogation    Loss Expense     (Cols. 5 - 6      Direct and
                  Assumed                        Received        Payments      + 7 - 8 + 10)       Assumed
- --------------------------------------------------------------------------------------------------------------
  1. Prior                 0               0               0               0                0       X X X
  2. 1984                 36               0               6              83              596                0
  3. 1985                 66               0              23             276            1,334                0
  4. 1986                 89               3              10             206            1,400                0
  5. 1987                 83               0             138             237            1,297            1,027
  6. 1988                 83              (1)              5             242            1,441            1,030
  7. 1989                 46               0               4             296            1,511              871
  8. 1990                 35               0               5             173            1,081              854
  9. 1991                 30               1               6             287            1,665            1,433
 10. 1992                 40               0               5             278            1,609            1,026
 11. 1993                  8               0               1             182              639              870
- --------------------------------------------------------------------------------------------------------------
 12. TOTALS              516               3             203           2,260           12,573       X X X
- --------------------------------------------------------------------------------------------------------------
- --------------------------------------------------------------------------------------------------------------


NOTE: For "prior", report amounts paid or received in current year only. Report cumulative amounts paid or received for specific years. Report loss payments net of salvage and subrogation received.



                                   LOSSES UNPAID
              --------------------------------------------------------
                     CASE BASIS                    BULK + IBNR
              -------------------------- -----------------------------
                 (13)          (14)            (15)           (16)
              Direct and      Ceded         Direct and       Ceded
                Assumed                       Assumed
- ----------------------------------------------------------------------
  1. Prior              0              0              0              0
  2. 1984               0              0              0              0
  3. 1985               0              0              0              0
  4. 1986               1              0              0              0
  5. 1987             135              0              0              0
  6. 1988             203             31              0              0
  7. 1989             180              0              0              0
  8. 1990             144              0              0              0
  9. 1991             177              1             30              0
 10. 1992             592             65             59              0
 11. 1993             836            301            505              0
- ----------------------------------------------------------------------
 12. TOTALS         2,268            398            594              0
- ----------------------------------------------------------------------
- ----------------------------------------------------------------------


                         ALLOCATED LOSS EXPENSES UNPAID                     (21)           (22)          (23)            (24)
             --------------------------------------------------------
                     CASE BASIS                    BULK + IBNR           Salvage &     Unallocated    Tot Net Loss    Number of
             -------------------------- -----------------------------   Subrogation       Loss         & Exp Unpd      Claims
                (17)           (18)           (19)           (20)       Anticipated     Expenses      (Cols. 13-14  Outstanding -
             Direct and       Ceded        Direct and        Ceded                       Unpaid       +15-16+17-18   Direct and
               Assumed                       Assumed                                                   +19-20+22)     Assumed
- ---------------------------------------------------------------------------------------------------------------------------------
  1. Prior             0              0              0              0              0              0              0              0
  2. 1984              0              0              0              0              0              0              0              0
  3. 1985              0              0              0              0              0              0              0              0
  4. 1986              0              0              0              0              0              0              1              1
  5. 1987             29              0              0              0              0              1            165              7
  6. 1988             36              1              0              0              0              1            208              9
  7. 1989             38              0              0              0              0              1            219             17
  8. 1990             31              0              0              0              0              1            176             12
  9. 1991             37              0              1              0              0              1            245             23
 10. 1992            112              2              1              0              0              3            700             51
 11. 1993            114              7             13              0              0              3          1,163            164
- ---------------------------------------------------------------------------------------------------------------------------------
 12. TOTALS          397             10             15              0              0             11          2,877            284
- ---------------------------------------------------------------------------------------------------------------------------------
- ---------------------------------------------------------------------------------------------------------------------------------



                         TOTAL LOSSES AND LOSS                     LOSS AND LOSS EXPENSE PERCENTAGE
                           EXPENSES INCURRED                          (Incurred/Premiums Earned)
              ----------------------------------------------------------------------------------------------
                 (25)             (26)            (27)            (28)            (29)             (30)

              Direct and          Ceded           Net*         Direct and         Ceded             Net
                Assumed                                          Assumed
- ------------------------------------------------------------------------------------------------------------
  1. Prior       X X X            X X X           X X X           X X X           X X X           X X X
  2. 1984               596               0             596            97.4             0.0            110.0
  3. 1985             1,334               0           1,334            86.7             0.0             91.0
  4. 1986             1,666             265           1,401           120.9           220.8            111.4
  5. 1987             1,434             (28)          1,462            80.3           (22.4)            88.1
  6. 1988             1,783             134           1,649            90.2            59.0             94.3
  7. 1989             1,730               0           1,730            99.1             0.0            100.3
  8. 1990             1,257               0           1,257            69.2             0.0             83.6
  9. 1991             2,014             104           1,910            92.8            33.4            102.7
 10. 1992             2,376              67           2,309            98.1          (231.0)            94.2
 11. 1993             2,110             308           1,802            97.5            55.9            111.8
- ------------------------------------------------------------------------------------------------------------
 12. TOTALS      X X X            X X X           X X X           X X X           X X X           X X X
- ------------------------------------------------------------------------------------------------------------
- ------------------------------------------------------------------------------------------------------------


                  DISCOUNT FOR                (33)              NET BALANCE SHEET
               TIME VALUE OF MONEY                           RESERVES AFTER DISCOUNT
           ----------------------------   Inter-Company  --------------------------------
              (31)            (32)           Pooling           (34)             (35)
                                          Participation
              Loss            Loss         Percentage         Losses       Loss Expenses
                             Expense                          Unpaid           Unpaid
- -----------------------------------------------------------------------------------------
  1. Prior            0               0       X X X                    0                0
  2. 1984             0               0              0.0               0                0
  3. 1985             0               0              0.0               0                0
  4. 1986             0               0              0.0               1                0
  5. 1987             0               0              0.0             135               30
  6. 1988             0               0              0.0             172               36
  7. 1989             0               0              0.0             180               39
  8. 1990             0               0              0.0             144               32
  9. 1991             0               0              0.0             206               39
 10. 1992             0               0              0.0             586              114
 11. 1993             0               0              0.0           1,040              123
- -----------------------------------------------------------------------------------------
 12. TOTALS           0               0       X X X                2,464              413
- -----------------------------------------------------------------------------------------
- -----------------------------------------------------------------------------------------


 * Net = (25 - 26) = (11 + 23)


ANNUAL STATEMENT FOR THE YEAR 1993 OF THE American Country Insurance Company



                                       SCHEDULE P - PART 1C

                COMMERCIAL AUTO/TRUCK LIABILITY/MEDICAL

                                 ( 000 Omitted )


                                                                      LOSS AND LOSS
    (1)                    PREMIUMS EARNED                          EXPENSE PAYMENTS
 Years in     --------------------------------------------     ----------------------------
  Which           (2)             (3)             (4)                 LOSS PAYMENTS
 Premiums                                                      -----------------------------
Were Earned   Direct and         Ceded            Net              (5)             (6)
and Losses      Assumed                      (Cols. 2 - 3)     Direct and         Ceded
Were Incur.                                                      Assumed
- -------------------------------------------------------------------------------------------
  1. Prior       X X X           X X X           X X X                   56               0
  2. 1984              199              12              187             166               0
  3. 1985              413              19              394             250               0
  4. 1986              656              55              601             205               0
  5. 1987              890              91              799             403               0
  6. 1988            1,374              (7)           1,381           1,640             875
  7. 1989            1,463             235            1,228           1,472             251
  8. 1990            1,933           1,166              767           2,212           1,132
  9. 1991            2,025            (153)           2,178             711               0
 10. 1992            2,151           1,374              777             724               0
 11. 1993            2,136             393            1,743             334               0
- -------------------------------------------------------------------------------------------
 12. TOTALS      X X X           X X X           X X X                8,173           2,258
- -------------------------------------------------------------------------------------------
- -------------------------------------------------------------------------------------------


                                   LOSS AND LOSS EXPENSE PAYMENTS                                     (12)
               --------------------------------------------------------------------------------
               ALLOCATED LOSS EXPENSE PAYMENTS       (9)            (10)             (11)           Number of
               -------------------------------                                      Total            Claims
                     (7)             (8)         Salvage and     Unallocated       Net Paid        Reported -
                 Direct and         Ceded        Subrogation    Loss Expense     (Cols. 5 - 6      Direct and
                   Assumed                        Received        Payments      + 7 - 8 + 10)       Assumed
- ----------------------------------------------------------------------------------------------------------------
  1. Prior                  20               0               0               6               82       X X X
  2. 1984                    5               0               0             152              323                0
  3. 1985                   10               0               1              62              322                0
  4. 1986                   15               0               7             237              457                0
  5. 1987                   51               0              15             245              699              326
  6. 1988                   74              57               1             296            1,078              546
  7. 1989                   64              10               1             375            1,650              716
  8. 1990                   66              35               4             307            1,418              836
  9. 1991                   35               0               9             133              879              695
 10. 1992                   27               0               2             158              909              657
 11. 1993                   12               0               1             172              518              634
- ----------------------------------------------------------------------------------------------------------------
 12. TOTALS                379             102              41           2,143            8,335       X X X
- ----------------------------------------------------------------------------------------------------------------
- ----------------------------------------------------------------------------------------------------------------


NOTE: For "prior", report amounts paid or received in current year only. Report cumulative amounts paid or received for specific years. Report loss payments net of salvage and subrogation received.



                                   LOSSES UNPAID                                      ALLOCATED LOSS EXPENSES UNPAID
- ---------------------------------------------------------------------     --------------------------------------------------------
                     CASE BASIS                    BULK + IBNR                    CASE BASIS                    BULK + IBNR
              -------------------------     -------------------------     -------------------------     --------------------------
                 (13)          (14)            (15)           (16)           (17)           (18)           (19)           (20)
              Direct and      Ceded         Direct and       Ceded        Direct and       Ceded        Direct and        Ceded
                Assumed                       Assumed                       Assumed                       Assumed
- ----------------------------------------------------------------------------------------------------------------------------------
  1. Prior            114              0              0              0             24              0              0              0
  2. 1984               0              0              0              0              0              0              0              0
  3. 1985               0              0              0              0              0              0              0              0
  4. 1986               0              0              0              0              0              0              0              0
  5. 1987              12              0              0              0              3              0              0              0
  6. 1988             322            185              0              0             29             18              0              0
  7. 1989              18              0              0              0              4              0              0              0
  8. 1990             144              0              0              0             31              0              0              0
  9. 1991             688            357             21              0             70             36              0              0
 10. 1992             735             30             43              0            150              3              1              0
 11. 1993             301              0            364              0             64              0              8              0
- ----------------------------------------------------------------------------------------------------------------------------------
 12. TOTALS         2,334            572            428              0            375             57              9              0
- ----------------------------------------------------------------------------------------------------------------------------------
- ----------------------------------------------------------------------------------------------------------------------------------


                  (21)           (22)          (23)            (24)

               Salvage &     Unallocated    Tot Net Loss    Number of
              Subrogation       Loss         & Exp Unpd      Claims
              Anticipated     Expenses      (Cols. 13-14  Outstanding -
                               Unpaid       +15-16+17-18   Direct and
                                             +19-20+22)     Assumed
- -----------------------------------------------------------------------
  1. Prior               0              1            139             13
  2. 1984                0              0              0              0
  3. 1985                0              0              0              0
  4. 1986                0              0              0              0
  5. 1987                0              0             15              1
  6. 1988                0              1            149              9
  7. 1989                0              0             22             11
  8. 1990                0              1            176             21
  9. 1991                0              1            387             29
 10. 1992                2              5            901             36
 11. 1993                1              2            739            145
- -----------------------------------------------------------------------
 12. TOTALS              3             11          2,528            265
- -----------------------------------------------------------------------
- -----------------------------------------------------------------------



                         TOTAL LOSSES AND LOSS                     LOSS AND LOSS EXPENSE PERCENTAGE
                           EXPENSES INCURRED                          (Incurred/Premiums Earned)
              ---------------------------------------------    -------------------------------------------
                 (25)             (26)            (27)            (28)            (29)             (30)

              Direct and          Ceded           Net*         Direct and         Ceded             Net
                Assumed                                          Assumed
- ------------------------------------------------------------------------------------------------------------
  1. Prior       X X X            X X X           X X X           X X X           X X X           X X X
  2. 1984               323               0             323           162.3             0.0            172.7
  3. 1985               322               0             322            78.0             0.0             81.7
  4. 1986               457               0             457            69.7             0.0             76.0
  5. 1987               714               0             714            80.2             0.0             89.4
  6. 1988             2,362           1,135           1,227           171.9       (16,214.3)            88.8
  7. 1989             1,933             261           1,672           132.1           111.1            136.2
  8. 1990             2,761           1,167           1,594           142.8           100.1            207.8
  9. 1991             1,659             393           1,266            81.9          (256.9)            58.1
 10. 1992             1,843              33           1,810            85.7             2.4            232.9
 11. 1993             1,257               0           1,257            58.8             0.0             72.1
- ------------------------------------------------------------------------------------------------------------
 12. TOTALS      X X X            X X X           X X X           X X X           X X X           X X X
- ------------------------------------------------------------------------------------------------------------
- ------------------------------------------------------------------------------------------------------------


                    DISCOUNT FOR                (33)              NET BALANCE SHEET
                 TIME VALUE OF MONEY                           RESERVES AFTER DISCOUNT
           ------------------------------   Inter-Company  --------------------------------
                (31)            (32)           Pooling           (34)             (35)
                                            Participation
                Loss            Loss         Percentage         Losses       Loss Expenses
                               Expense                          Unpaid           Unpaid
- -------------------------------------------------------------------------------------------
  1. Prior              0               0       X X X                  114               25
  2. 1984               0               0              0.0               0                0
  3. 1985               0               0              0.0               0                0
  4. 1986               0               0              0.0               0                0
  5. 1987               0               0              0.0              12                3
  6. 1988               0               0              0.0             137               12
  7. 1989               0               0              0.0              18                4
  8. 1990               0               0              0.0             144               32
  9. 1991               0               0              0.0             352               35
 10. 1992               0               0              0.0             748              153
 11. 1993               0               0              0.0             665               74
- -------------------------------------------------------------------------------------------
 12. TOTALS             0               0       X X X                2,190              338
- -------------------------------------------------------------------------------------------
- -------------------------------------------------------------------------------------------


 * Net = (25 - 26) = (11 + 23)


ANNUAL STATEMENT FOR THE YEAR 1993 OF THE American Country Insurance Company



               SCHEDULE P - PART 1D - WORKERS' COMPENSATION

                              ( 000 Omitted )



                                                                      LOSS AND LOSS
    (1)                    PREMIUMS EARNED                           EXPENSE PAYMENTS
 Years in    ---------------------------------------------     ----------------------------
  Which           (2)             (3)             (4)                 LOSS PAYMENTS
 Premiums                                                      ----------------------------
Were Earned   Direct and         Ceded            Net              (5)             (6)
and Losses      Assumed                      (Cols. 2 - 3)     Direct and         Ceded
Were Incur.                                                      Assumed
- -------------------------------------------------------------------------------------------
  1. Prior       X X X           X X X           X X X                   85               0
  2. 1984              695              84              611             691               0
  3. 1985            1,780             190            1,590             689               0
  4. 1986            2,090             272            1,818           1,774               0
  5. 1987            2,498             (25)           2,523           1,855             169
  6. 1988            4,073             (66)           4,139           3,559             301
  7. 1989            6,200             706            5,494           3,933              67
  8. 1990            9,507             733            8,774           5,735             294
  9. 1991           11,807           1,411           10,396           4,759              53
 10. 1992           13,292             149           13,143           3,755               0
 11. 1993           12,844           1,204           11,640           1,692               0
- -------------------------------------------------------------------------------------------
 12. TOTALS      X X X           X X X           X X X               28,527             884
- -------------------------------------------------------------------------------------------
- -------------------------------------------------------------------------------------------




                           LOSS AND LOSS EXPENSE PAYMENTS                                               (12)
- -----------------------------------------------------------------------------------------------
                 ALLOCATED LOSS EXPENSE PAYMENTS       (9)            (10)             (11)           Number of
                 --------------------------------                                     Total            Claims
                       (7)             (8)         Salvage and     Unallocated       Net Paid        Reported -
                   Direct and         Ceded        Subrogation    Loss Expense     (Cols. 5 - 6      Direct and
                     Assumed                        Received        Payments      + 7 - 8 + 10)       Assumed
- ---------------------------------------------------------------------------------------------------------------
  1. Prior                   1               0               0               5               91       X X X
  2. 1984                   49               0              11             159              899                0
  3. 1985                   74               0               2             226              989                0
  4. 1986                  158               0              22             359            2,291                0
  5. 1987                  194              11              93             390            2,259            2,586
  6. 1988                  443              31              49             638            4,308            4,708
  7. 1989                  279               3              76             680            4,822            5,602
  8. 1990                  380              35             274             486            6,272            7,923
  9. 1991                  248               2              68             407            5,359            7,194
 10. 1992                  168               0               9             517            4,440            6,402
 11. 1993                   92               0               0             453            2,237            3,704
- ----------------------------------------------------------------------------------------------------------------
 12. TOTALS              2,086              82             604           4,320           33,967       X X X
- ----------------------------------------------------------------------------------------------------------------
- ----------------------------------------------------------------------------------------------------------------

NOTE: For "prior", report amounts paid or received in current year only. Report cumulative amounts paid or received for specific years. Report loss payments net of salvage and subrogation received.


                                  LOSSES UNPAID
             ----------------------------------------------------------
                     CASE BASIS                    BULK + IBNR
             ---------------------------    ---------------------------
                 (13)          (14)            (15)           (16)
              Direct and      Ceded         Direct and       Ceded
                Assumed                       Assumed
- -----------------------------------------------------------------------
  1. Prior            179              0              3              0
  2. 1984               1              0              0              0
  3. 1985              10              0              0              0
  4. 1986              82              0              4              0
  5. 1987              69              0             11              0
  6. 1988             532            252             12              0
  7. 1989             580             58             19              0
  8. 1990           1,250            103             80              0
  9. 1991           1,593              1            413              0
 10. 1992           2,638            400          1,575              0
 11. 1993           2,814            273          3,086              0
- -----------------------------------------------------------------------
 12. TOTALS         9,748          1,087          5,203              0
- -----------------------------------------------------------------------
- -----------------------------------------------------------------------



                      ALLOCATED LOSS EXPENSES UNPAID                  (21)           (22)          (23)            (24)
             ---------------------------------------------------
                  CASE BASIS                    BULK + IBNR        Salvage &   Unallocated    Tot Net Loss    Number of
             -------------------        ------------------------  Subrogation     Loss         & Exp Unpd      Claims
                (17)        (18)           (19)           (20)    Anticipated   Expenses      (Cols. 13-14  Outstanding -
             Direct and    Ceded        Direct and        Ceded                  Unpaid       +15-16+17-18   Direct and
              Assumed                     Assumed                                              +19-20+22)     Assumed
- -------------------------------------------------------------------------------------------------------------------------
  1. Prior         27              0              0            0             1            2            211              1
  2. 1984           0              0              0            0             0            0              1              2
  3. 1985           1              0              0            0             2            0             11              0
  4. 1986          12              0              0            0             5            0             98              2
  5. 1987          10              0              0            0            10            0             90              6
  6. 1988          41             38              0            0            14            2            297             20
  7. 1989          78              9              1            0            47            3            614             37
  8. 1990         170             15              3            0            58            6          1,391             94
  9. 1991         236              0             15            0           169            8          2,264            122
 10. 1992         332             60             31            0            63           12          4,128            209
 11. 1993         377             41            140            0             1           13          6,116            543
- -------------------------------------------------------------------------------------------------------------------------
 12. TOTALS     1,284            163            190            0           370           46         15,221          1,036
- -------------------------------------------------------------------------------------------------------------------------
- -------------------------------------------------------------------------------------------------------------------------


                         TOTAL LOSSES AND LOSS                     LOSS AND LOSS EXPENSE PERCENTAGE
                           EXPENSES INCURRED                          (Incurred/Premiums Earned)
             -------------------------------------------      ----------------------------------------------
                 (25)             (26)            (27)            (28)            (29)             (30)

             Direct and          Ceded           Net*         Direct and         Ceded             Net
                Assumed                                          Assumed
- ------------------------------------------------------------------------------------------------------------
  1. Prior       X X X            X X X           X X X           X X X           X X X           X X X
  2. 1984               900               0             900           129.5             0.0            147.3
  3. 1985             1,000               0           1,000            56.2             0.0             62.9
  4. 1986             2,389               0           2,389           114.3             0.0            131.4
  5. 1987             2,529             180           2,349           101.2          (720.0)            93.1
  6. 1988             5,227             622           4,605           128.3          (942.4)           111.3
  7. 1989             5,573             137           5,436            89.9            19.4             98.9
  8. 1990             8,110             447           7,663            85.3            61.0             87.3
  9. 1991             7,679              56           7,623            65.0             4.0             73.3
 10. 1992             9,028             460           8,568            67.9           308.7             65.2
 11. 1993             8,667             314           8,353            67.5            26.1             71.8
- ------------------------------------------------------------------------------------------------------------
 12. TOTALS      X X X            X X X           X X X           X X X           X X X           X X X
- ------------------------------------------------------------------------------------------------------------
- ------------------------------------------------------------------------------------------------------------

                    DISCOUNT FOR                (33)              NET BALANCE SHEET
                 TIME VALUE OF MONEY                           RESERVES AFTER DISCOUNT
               -------------------------    Inter-Company    -------------------------------
                (31)            (32)           Pooling           (34)             (35)
                                            Participation
                Loss            Loss         Percentage         Losses       Loss Expenses
                               Expense                          Unpaid           Unpaid
- -------------------------------------------------------------------------------------------
  1. Prior              0               0       X X X                  182               29
  2. 1984               0               0              0.0               1                0
  3. 1985               0               0              0.0              10                1
  4. 1986               0               0              0.0              86               12
  5. 1987               0               0              0.0              80               10
  6. 1988               0               0              0.0             292                5
  7. 1989               0               0              0.0             541               73
  8. 1990               0               0              0.0           1,227              164
  9. 1991               0               0              0.0           2,005              259
 10. 1992               0               0              0.0           3,813              315
 11. 1993               0               0              0.0           5,627              489
- -------------------------------------------------------------------------------------------
 12. TOTALS             0               0       X X X               13,864            1,357
- -------------------------------------------------------------------------------------------
- -------------------------------------------------------------------------------------------

 * Net = (25 - 26) = (11 + 23)

ANNUAL STATEMENT FOR THE YEAR 1993 OF THE American Country Insurance Company


           SCHEDULE P - PART 1E - COMMERCIAL MULTIPLE PERIL


                                                     ( 000 Omitted )

    (1)                    PREMIUMS EARNED                                      LOSS AND LOSS EXPENSE PAYMENTS
 Years in     --------------------------------------------     ----------------------------------------------------------
  Which           (2)             (3)             (4)               LOSS PAYMENTS        ALLOCATED LOSS EXPENSE PAYMENTS
 Premiums                                                      --------------------      -------------------------------
Were Earned   Direct and         Ceded            Net              (5)         (6)          (7)             (8)
and Losses      Assumed                      (Cols. 2 - 3)     Direct and     Ceded      Direct and         Ceded
Were Incur.                                                      Assumed                   Assumed
- -------------------------------------------------------------------------------------------------------------------------
  1. Prior     X X X           X X X           X X X                    0         0                0               0
  2. 1984             45               6               39               8         0                0               0
  3. 1985            694             119              575              80         0                8               0
  4. 1986          1,915             384            1,531             835       316              278             125
  5. 1987          3,737             630            3,107             964       165              137               5
  6. 1988          4,141             983            3,158           1,470       210              252              13
  7. 1989          4,509             340            4,169             868         0              153               2
  8. 1990          5,578             379            5,199           2,374     1,012              361              65
  9. 1991          5,536           1,562            3,974           1,278         0              247               0
 10. 1992          5,648           1,739            3,909           1,253        40               89               3
 11. 1993          5,260           1,280            3,980           1,086         0               64               0
- -------------------------------------------------------------------------------------------------------------------------

 12. TOTALS    X X X           X X X           X X X               10,216     1,743            1,589             213
- -------------------------------------------------------------------------------------------------------------------------
- -------------------------------------------------------------------------------------------------------------------------

 NOTE: For "prior", report amounts paid or received in current year only. Report cumulative amounts paid or received for specific years. Report loss payments net of salvage and subrogation received.

                 LOSS AND LOSS EXPENSE PAYMENTS
- -----------------------------------------------------------         (12)
                  (9)            (10)             (11)           Number of
                                                 Total            Claims
               Salvage and     Unallocated       Net Paid        Reported -
               Subrogation    Loss Expense     (Cols. 5 - 6      Direct and
                Received        Payments      + 7 - 8 + 10)       Assumed
- ---------------------------------------------------------------------------
  1. Prior            0               0                0       X X X
  2. 1984             0               2               10                0
  3. 1985             2              18              106                0
  4. 1986            29             105              777                0
  5. 1987            74             163            1,094              408
  6. 1988           124             295            1,794              468
  7. 1989            54             250            1,269              460
  8. 1990            81             241            1,899              507
  9. 1991            28             401            1,926              559
 10. 1992            76             403            1,702              602
 11. 1993            29             361            1,511              525
- ---------------------------------------------------------------------------

 12. TOTALS         497           2,239           12,088       X X X
- ---------------------------------------------------------------------------
- ---------------------------------------------------------------------------


                                   LOSSES UNPAID                                      ALLOCATED LOSS EXPENSES UNPAID
              ----------------------------------------------------        ------------------------------------------------
                     CASE BASIS                    BULK + IBNR                    CASE BASIS                BULK + IBNR
              ---------------------         ----------------------        ----------------------      ------------------
                 (13)          (14)            (15)           (16)           (17)           (18)         (19)       (20)
              Direct and      Ceded         Direct and       Ceded        Direct and       Ceded      Direct and   Ceded
                Assumed                       Assumed                       Assumed                     Assumed
- --------------------------------------------------------------------------------------------------------------------------
  1. Prior           0          0              0              0              0              0            0            0
  2. 1984            0          0              0              0              0              0            0            0
  3. 1985            0          0              0              0              0              0            0            0
  4. 1986            0          0              0              0              0              0            0            0
  5. 1987           52          0              0              0             14              0            0            0
  6. 1988           83          0              0              0             21              0            0            0
  7. 1989          765        150              0              0            159             15            0            0
  8. 1990        1,900        481              0              0            367             48            0            0
  9. 1991        2,875      1,502             52              0            355            150            5            0
 10. 1992        1,074        226            104              0            219             23           10            0
 11. 1993        1,179        191            886              0            255             19           89            0
- --------------------------------------------------------------------------------------------------------------------------

 12. TOTALS      7,928      2,550          1,042              0          1,390            255          104            0
- --------------------------------------------------------------------------------------------------------------------------
- --------------------------------------------------------------------------------------------------------------------------


                               (21)           (22)          (23)            (24)
                            Salvage &     Unallocated    Tot Net Loss     Number of
                          Subrogation       Loss         & Exp Unpd        Claims
                          Anticipated     Expenses      (Cols. 13-14    Outstanding -
                                           Unpaid       +15-16+17-18     Direct and
                                                         +19-20+22)       Assumed
- ----------------------------------------------------------------------------------
  1. Prior                     0              0              0              0
  2. 1984                      0              0              0              0
  3. 1985                      0              0              0              0
  4. 1986                      0              0              0              0
  5. 1987                      0              0             66              2
  6. 1988                      0              1            105              4
  7. 1989                      0              5            764             18
  8. 1990                      0             10          1,748             36
  9. 1991                      2              7          1,642             66
 10. 1992                     11              6          1,164             68
 11. 1993                      5              8          2,207            148
- ----------------------------------------------------------------------------------

 12. TOTAL                    18             37          7,696            342
- ----------------------------------------------------------------------------------
- ----------------------------------------------------------------------------------



                         TOTAL LOSSES AND LOSS                     LOSS AND LOSS EXPENSE PERCENTAGE
                           EXPENSES INCURRED                          (Incurred/Premiums Earned)
              -----------------------------------------        ----------------------------------------
                 (25)             (26)            (27)            (28)            (29)             (30)

              Direct and          Ceded           Net*         Direct and         Ceded             Net
                Assumed                                          Assumed
- -------------------------------------------------------------------------------------------------------------------------
  1. Prior       X X X            X X X           X X X           X X X           X X X           X X X
  2. 1984                10               0              10            22.2             0.0             25.6
  3. 1985               106               0             106            15.3             0.0             18.4
  4. 1986             1,218             441             777            63.6           114.8             50.8
  5. 1987             1,330             170           1,160            35.6            27.0             37.3
  6. 1988             2,122             223           1,899            51.2            22.7             60.1
  7. 1989             2,200             167           2,033            48.8            49.1             48.8
  8. 1990             5,253           1,606           3,647            94.2           423.7             70.1
  9. 1991             5,220           1,652           3,568            94.3           105.8             89.8
 10. 1992             3,158             292           2,866            55.9            16.8             73.3
 11. 1993             3,928             210           3,718            74.7            16.4             93.4
- -------------------------------------------------------------------------------------------------------------------------

 12. TOTALS      X X X            X X X           X X X           X X X           X X X           X X X
- -------------------------------------------------------------------------------------------------------------------------
- -------------------------------------------------------------------------------------------------------------------------


                  DISCOUNT FOR                (33)              NET BALANCE SHEET
               TIME VALUE OF MONEY                           RESERVES AFTER DISCOUNT
              --------------------        Inter-Company      -----------------------
              (31)            (32)           Pooling           (34)             (35)
                                          Participation
              Loss            Loss         Percentage         Losses       Loss Expenses
                             Expense                          Unpaid           Unpaid
- -----------------------------------------------------------------------------------------
  1. Prior            0               0       X X X                    0                0
  2. 1984             0               0              0.0               0                0
  3. 1985             0               0              0.0               0                0
  4. 1986             0               0              0.0               0                0
  5. 1987             0               0              0.0              52               14
  6. 1988             0               0              0.0              83               22
  7. 1989             0               0              0.0             615              149
  8. 1990             0               0              0.0           1,419              329
  9. 1991             0               0              0.0           1,425              217
 10. 1992             0               0              0.0             952              212
 11. 1993             0               0              0.0           1,874              333
- -----------------------------------------------------------------------------------------

 12. TOTALS           0               0       X X X                6,420            1,276
- -----------------------------------------------------------------------------------------
- -----------------------------------------------------------------------------------------


 * Net = (25 - 26) = (11 + 23)



Part 1F, Sec 1 - Medical Malpractice

     None



Part 1F, Sec 2 - Medical Malpractice Claims Made

     None



Part 1G, Special Liability, Etc.

     None

 ANNUAL STATEMENT FOR THE YEAR 1993 OF THE American Country Insurance Company


                         SCHEDULE P - PART 1H - SECTION 1

                           OTHER LIABILITY - OCCURRENCE

                                              ( 000 Omitted )






    (1)                    PREMIUMS EARNED                        LOSS AND EXPENSE PAYMENTS
 Years in     --------------------------------------------     ------------------------------
  Which           (2)             (3)             (4)                 LOSS PAYMENTS
 Premiums                                                      ------------------------------
Were Earned   Direct and         Ceded            Net              (5)             (6)
and Losses      Assumed                      (Cols. 2 - 3)     Direct and         Ceded
Were Incur.                                                      Assumed

- ---------------------------------------------------------------------------------------------
  1. Prior       X X X           X X X           X X X                    0               0
  2. 1984               24               4               20              31               0
  3. 1985              217              64              153             206               0
  4. 1986              648             294              354              86               0
  5. 1987              505              44              461             151               0
  6. 1988              940               5              935             611             147
  7. 1989            1,673             753              920             175               0
  8. 1990            2,006           1,120              886           7,279           7,000
  9. 1991            1,754             909              845              53               0
 10. 1992            1,554           1,855             (301)             78               0
 11. 1993            1,291             705              586               4               0
- ---------------------------------------------------------------------------------------------

 12. TOTALS      X X X           X X X           X X X                8,674           7,147
- ---------------------------------------------------------------------------------------------

- ---------------------------------------------------------------------------------------------




                          LOSS AND LOSS EXPENSE PAYMENTS                                         (12)
            ------------------------------------------------------------------------------
             ALLOCATED LOSS EXPENSE PAYMENTS       (9)            (10)             (11)           Number of
            -------------------------------                                      Total            Claims
                  (7)             (8)         Salvage and     Unallocated       Net Paid        Reported -
              Direct and         Ceded        Subrogation    Loss Expense     (Cols. 5 - 6      Direct and
                Assumed                        Received        Payments      + 7 - 8 + 10)       Assumed
- -----------------------------------------------------------------------------------------------------------
  1. Prior              0               0               0               0                0       X X X
  2. 1984              29               0               0              11               71                0
  3. 1985              31               0               5              52              289                0
  4. 1986              24               0              13              35              145                0
  5. 1987              43               0               9              47              241               64
  6. 1988             261              16              11             109              818               88
  7. 1989              42               0               5              61              278               63
  8. 1990             363             324               9              91              409               47
  9. 1991              24               0              11             133              210               45
 10. 1992              19               0               7               0               97               28
 11. 1993              12               0               0              69               85               21
- -----------------------------------------------------------------------------------------------------------

 12. TOTALS           848             340              70             608            2,643       X X X
- -----------------------------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------------------

 NOTE: For "prior", report amounts paid or received in current year only.
       Report cumulative amounts paid or received for specific years. Report loss payments net of salvage and subrogation received.



                                 LOSSES UNPAID                                     ALLOCATED LOSS EXPENSES UNPAID
            -------------------------------------------------------  -----------------------------------------------------
                   CASE BASIS                    BULK + IBNR                  CASE BASIS                 BULK + IBNR
            -------------------------    --------------------------  -------------------------   -------------------------
               (13)          (14)            (15)           (16)         (17)           (18)        (19)           (20)
            Direct and      Ceded         Direct and       Ceded      Direct and       Ceded     Direct and        Ceded
              Assumed                       Assumed                     Assumed                    Assumed
- -------------------------------------------------------------------------------------------------------------------------
  1. Prior          0              0              0              0            0              0           0              0
  2. 1984           0              0              0              0            0              0           0              0
  3. 1985           0              0              0              0            0              0           0              0
  4. 1986           0              0              0              0            0              0           0              0
  5. 1987          53              0              0              0           18              0           0              0
  6. 1988         665            525              0              0           48             26           0              0
  7. 1989         433             25              0              0          141              2           0              0
  8. 1990         196            125              0              0           25              6           0              0
  9. 1991         149              0             60              0           51              0           0              0
 10. 1992          18              0             19              0            6              0           1              0
 11. 1993          96              0            114              0           33              0           4              0
- -------------------------------------------------------------------------------------------------------------------------

 12. TOTALS     1,610            675            193              0          322             34           5              0
- -------------------------------------------------------------------------------------------------------------------------

- -------------------------------------------------------------------------------------------------------------------------





                    (21)           (22)          (23)            (24)

                Salvage &     Unallocated    Tot Net Loss    Number of
               Subrogation       Loss         & Exp Unpd      Claims
               Anticipated     Expenses      (Cols. 13-14  Outstanding -
                                Unpaid       +15-16+17-18   Direct and
                                              +19-20+22)     Assumed
- ------------------------------------------------------------------------
  1. Prior                0              0              0              0
  2. 1984                 0              0              0              0
  3. 1985                 0              0              0              0
  4. 1986                 0              0              0              0
  5. 1987                 0              1             72              3
  6. 1988                 0              1            163              8
  7. 1989                 0              4            551              9
  8. 1990                 0              0             90              6
  9. 1991                 0              1            261              6
 10. 1992                 0              0             44              5
 11. 1993                 0              1            248              7
- ------------------------------------------------------------------------

 12. TOTALS               0              8          1,429             44
- ------------------------------------------------------------------------

- ------------------------------------------------------------------------




                         TOTAL LOSSES AND LOSS                     LOSS AND LOSS EXPENSE PERCENTAGE
                           EXPENSES INCURRED                          (Incurred/Premiums Earned)
              ---------------------------------------------    ---------------------------------------------
                 (25)             (26)            (27)            (28)            (29)             (30)

              Direct and          Ceded           Net*         Direct and         Ceded             Net
                Assumed                                          Assumed
- ------------------------------------------------------------------------------------------------------------
  1. Prior       X X X            X X X           X X X           X X X           X X X           X X X
  2. 1984                71               0              71           295.8             0.0            355.0
  3. 1985               289               0             289           133.2             0.0            188.9
  4. 1986               145               0             145            22.4             0.0             41.0
  5. 1987               313               0             313            62.0             0.0             67.9
  6. 1988             1,695             714             981           180.3        14,280.0            104.9
  7. 1989               856              27             829            51.2             3.6             90.1
  8. 1990             7,954           7,455             499           396.5           665.6             56.3
  9. 1991               471               0             471            26.9             0.0             55.7
 10. 1992               141               0             141             9.1             0.0            (46.8)
 11. 1993               333               0             333            25.8             0.0             56.8
- ------------------------------------------------------------------------------------------------------------

 12. TOTALS      X X X            X X X           X X X           X X X           X X X           X X X
- ------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------




                     DISCOUNT FOR                (33)              NET BALANCE SHEET
                  TIME VALUE OF MONEY                           RESERVES AFTER DISCOUNT
                 -------------------------                      ----------------------------
                                             Inter-Company
                 (31)            (32)           Pooling           (34)             (35)
                                             Participation
                 Loss            Loss         Percentage         Losses       Loss Expenses
                                Expense                          Unpaid           Unpaid
- --------------------------------------------------------------------------------------------
  1. Prior               0               0       X X X                    0                0
  2. 1984                0               0              0.0               0                0
  3. 1985                0               0              0.0               0                0
  4. 1986                0               0              0.0               0                0
  5. 1987                0               0              0.0              53               19
  6. 1988                0               0              0.0             140               23
  7. 1989                0               0              0.0             408              143
  8. 1990                0               0              0.0              71               19
  9. 1991                0               0              0.0             209               52
 10. 1992                0               0              0.0              37                7
 11. 1993                0               0              0.0             210               38
- --------------------------------------------------------------------------------------------

 12. TOTALS              0               0       X X X                1,128              301
- --------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------


 * Net = (25 - 26) = (11 + 23)



 ANNUAL STATEMENT FOR THE YEAR 1993 OF THE American Country Insurance Company


                        SCHEDULE P - PART 1H - SECTION 2

                           OTHER LIABILITY - CLAIMS MADE

                                              ( 000 Omitted )




    (1)                    PREMIUMS EARNED                     LOSS AND LOSS EXPENSE PAYMENTS
 Years in     -------------------------------------------      ------------------------------
  Which           (2)             (3)             (4)                  LOSS PAYMENTS
 Premiums
Were Earned   Direct and         Ceded            Net               (5)             (6)
and Losses      Assumed                      (Cols. 2 - 3)      Direct and         Ceded
Were Incur.                                                       Assumed
- ---------------------------------------------------------------------------------------------
  1. Prior       X X X           X X X           X X X                    0               0
  2. 1984                0               0                0               0               0
  3. 1985                0               0                0               0               0
  4. 1986                0               0                0               0               0
  5. 1987              858             488              370               0               0
  6. 1988              955             646              309               0               0
  7. 1989              533             373              160               0               0
  8. 1990              461             398               63               0               0
  9. 1991              505             422               83               0               0
 10. 1992              551             468               83               0               0
 11. 1993              374             318               56               0               0
- ---------------------------------------------------------------------------------------------


 12. TOTALS      X X X           X X X           X X X                    0               0
- ---------------------------------------------------------------------------------------------
- ---------------------------------------------------------------------------------------------





                       LOSS AND LOSS EXPENSE PAYMENTS                                               (12)
             -------------------------------------------------------------------------------------------------
             ALLOCATED LOSS EXPENSE PAYMENTS       (9)            (10)             (11)           Number of
                                                                                     Total            Claims
                    (7)             (8)         Salvage and     Unallocated       Net Paid        Reported -
                Direct and         Ceded        Subrogation    Loss Expense     (Cols. 5 - 6      Direct and
                 Assumed                        Received        Payments      + 7 - 8 + 10)       Assumed
- --------------------------------------------------------------------------------------------------------------

  1. Prior                 0               0               0               0                0       X X X
  2. 1984                  0               0               0               0                0                0
  3. 1985                  0               0               0               0                0                0
  4. 1986                  0               0               0               0                0                0
  5. 1987                  0               0               0               0                0                0
  6. 1988                  0               0               0               0                0                0
  7. 1989                  0               0               0               0                0                0
  8. 1990                  0               0               0               3                3                0
  9. 1991                  0               0               0               0                0                0
 10. 1992                  0               0               0               0                0                0
 11. 1993                  0               0               0               0                0                0
- --------------------------------------------------------------------------------------------------------------

 12. TOTALS                0               0               0               3                3       X X X
- --------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------------------------


 NOTE: For "prior", report amounts paid or received in current year only.
       Report cumulative amounts paid or received for specific years. Report loss payments net of salvage and subrogation received.



                                   LOSSES UNPAID                                      ALLOCATED LOSS EXPENSES UNPAID
             --------------------------------------------------------    --------------------------------------------------------

                     CASE BASIS                    BULK + IBNR                    CASE BASIS                    BULK + IBNR
             ---------------------------    - -----------------------    ---------------------------    -------------------------
                 (13)          (14)            (15)           (16)           (17)           (18)           (19)           (20)
              Direct and      Ceded         Direct and       Ceded        Direct and       Ceded        Direct and        Ceded
                Assumed                       Assumed                       Assumed                       Assumed
- ----------------------------------------------------------------------------------------------------------------------------------
  1. Prior              0              0              0              0              0              0              0              0
  2. 1984               0              0              0              0              0              0              0              0
  3. 1985               0              0              0              0              0              0              0              0
  4. 1986               0              0              0              0              0              0              0              0
  5. 1987               0              0              0              0              0              0              0              0
  6. 1988               0              0              0              0              0              0              0              0
  7. 1989               0              0              0              0              0              0              0              0
  8. 1990              42              0             51              0              0              0              0              0
  9. 1991               0              0             94              0              0              0              1              0
 10. 1992               0              0             87              0              0              0              1              0
 11. 1993               0              0             59              0              0              0              1              0
- ----------------------------------------------------------------------------------------------------------------------------------

 12. TOTALS            42              0            291              0              0              0              3              0
- ----------------------------------------------------------------------------------------------------------------------------------
- ----------------------------------------------------------------------------------------------------------------------------------


                  (21)           (22)          (23)            (24)
- -----------------------------------------------------------------------
               Salvage &     Unallocated    Tot Net Loss    Number of
              Subrogation       Loss         & Exp Unpd      Claims
              Anticipated     Expenses      (Cols. 13-14  Outstanding -
                               Unpaid       +15-16+17-18   Direct and
                                             +19-20+22)     Assumed
- -----------------------------------------------------------------------
  1. Prior               0              0              0              0
  2. 1984                0              0              0              0
  3. 1985                0              0              0              0
  4. 1986                0              0              0              0
  5. 1987                0              0              0              0
  6. 1988                0              0              0              0
  7. 1989                0              0              0              0
  8. 1990                0              0             93              1
  9. 1991                0              0             95              0
 10. 1992                0              0             88              0
 11. 1993                0              0             60              0
- ------------------------------------------------------------------------
- ------------------------------------------------------------------------
 12. TOTALS              0              0            336              1



                         TOTAL LOSSES AND LOSS                     LOSS AND LOSS EXPENSE PERCENTAGE
                           EXPENSES INCURRED                          (Incurred/Premiums Earned)
              ---------------------------------------------    ---------------------------------------------
                 (25)             (26)            (27)            (28)            (29)             (30)

              Direct and          Ceded           Net*         Direct and         Ceded             Net
                Assumed                                          Assumed
- ------------------------------------------------------------------------------------------------------------
  1. Prior       X X X            X X X           X X X           X X X           X X X           X X X
  2. 1984                 0               0               0             0.0             0.0              0.0
  3. 1985                 0               0               0             0.0             0.0              0.0
  4. 1986                 0               0               0             0.0             0.0              0.0
  5. 1987                 0               0               0             0.0             0.0              0.0
  6. 1988                 0               0               0             0.0             0.0              0.0
  7. 1989                 0               0               0             0.0             0.0              0.0
  8. 1990                96               0              96            20.8             0.0            152.4
  9. 1991                95               0              95            18.8             0.0            114.5
 10. 1992                88               0              88            16.0             0.0            106.0
 11. 1993                60               0              60            16.0             0.0            107.1
- ------------------------------------------------------------------------------------------------------------
 12. TOTALS      X X X            X X X           X X X           X X X           X X X           X X X
- ------------------------------------------------------------------------------------------------------------
- ------------------------------------------------------------------------------------------------------------


                     DISCOUNT FOR                (33)              NET BALANCE SHEET
                  TIME VALUE OF MONEY                           RESERVES AFTER DISCOUNT
             -----------------------------  Inter-Company     ------------------------------
                 (31)            (32)           Pooling           (34)             (35)
                                             Participation
                 Loss            Loss         Percentage         Losses       Loss Expenses
                                Expense                          Unpaid           Unpaid
- ---------------------------------------------------------------------------------------------
  1. Prior               0               0       X X X                    0                0
  2. 1984                0               0              0.0               0                0
  3. 1985                0               0              0.0               0                0
  4. 1986                0               0              0.0               0                0
  5. 1987                0               0              0.0               0                0
  6. 1988                0               0              0.0               0                0
  7. 1989                0               0              0.0               0                0
  8. 1990                0               0              0.0              93                0
  9. 1991                0               0              0.0              94                1
 10. 1992                0               0              0.0              87                1
 11. 1993                0               0              0.0              59                1
- --------------------------------------------------------------------------------------------
 12. TOTALS              0               0       X X X                  333                3
- ---------------------------------------------------------------------------------------------
- ---------------------------------------------------------------------------------------------

 * Net = (25 - 26) = (11 + 23)


ANNUAL STATEMENT FOR THE YEAR 1993 OF THE American Country Insurance Company

SCHEDULE P - PART 1I - SPECIAL PROPERTY (FIRE, ALLIED LINES, INLAND MARINE, EARTHQUAKE, GLASS, BURGLARY & THEFT)


                                                              ( 000 Omitted )

    (1)                     PREMIUMS EARNED                                           LOSS AND LOSS EXPENSE PAYMENTS
 Years in         ------------------------------------         ----------------------------------------------------------------
  Which           (2)              (3)             (4)                  LOSS PAYMENTS         ALLOCATED LOSS EXPENSE PAYMENTS
 Premiums                                                      -------------------------      ---------------------------------
Were Earned   Direct and          Ceded            Net              (5)             (6)             (7)             (8)
and Losses      Assumed                       (Cols. 2 - 3)     Direct and         Ceded      Direct and         Ceded
Were Incur.                                                       Assumed                       Assumed
- -------------------------------------------------------------------------------------------------------------------------------

  1. Prior       X X X            X X X           X X X                    0               0               0               0
  2. 1992               142             (99)             241              40               0               1               0
  3. 1993               132              12              120              18               0               1               0
- -------------------------------------------------------------------------------------------------------------------------------
  4. TOTALS      X X X            X X X           X X X                   58               0               2               0
- -------------------------------------------------------------------------------------------------------------------------------
- -------------------------------------------------------------------------------------------------------------------------------



                     LOSS AND LOSS EXPENSE PAYMENTS              (12)
                  -----------------------------------
                  (9)            (10)            (11)           Number of
                                                 Total           Claims
              Salvage and     Unallocated      Net Paid        Reported -
              Subrogation    Loss Expense    Cols. 5 - 6       Direct and
               Received        Payments      + 7 - 8 + 10)       Assumed
- -------------------------------------------------------------------------
  1. Prior
  2. 1992                0               0               0        X X X
  3. 1993                0              30              71        X X X
                         0              14              33        X X X
- -----------------------------------------------------------------------
  4. TOTALS              0              44             104        X X X
- -------------------------------------------------------------------------
- -------------------------------------------------------------------------


 NOTE: For "prior", report amounts paid or received in current year only.
       Report cumulative amounts paid or received for specific years. Report loss payments net of salvage and subrogation received.


                                   LOSSES UNPAID                                       ALLOCATED LOSS EXPENSES UNPAID
                     -----------------------------------------                   -------------------------------------------------
                     CASE BASIS                    BULK + IBNR                   CASE BASIS                    BULK + IBNR
              --------------------------    -------------------           -----------------------       --------------------------
                 (13)           (14)           (15)           (16)           (17)           (18)           (19)           (20)
              Direct and        Ceded       Direct and        Ceded       Direct and        Ceded       Direct and        Ceded
                Assumed                       Assumed                       Assumed                       Assumed
- ----------------------------------------------------------------------------------------------------------------------------------
  1. Prior              0              0              0              0              0          0              0              0
  2. 1992               2              0              0              0              0          0              0              0
  3. 1993             102             55             13              0             27         14              0              0
- ----------------------------------------------------------------------------------------------------------------------------------
  4. TOTALS           104             55             13              0             27         14              0              0
- ----------------------------------------------------------------------------------------------------------------------------------
- ----------------------------------------------------------------------------------------------------------------------------------


                   (21)           (22)            (23)           (24)
                Salvage &      Unallocated   Total Net Loss   Number of
                Subrogation       Loss        and Exp Unpd     Claims
                Anticipated     Expenses      (Cols. 13-14  Outstanding -

                                 Unpaid       +15-16+17-18   Direct and
                                               +19-20+22)      Assumed
- ---------------------------------------------------------------------------------
  1. Prior                 0              0              0              0
  2. 1992                  0              0              2              2
  3. 1993                  5              1             74              2
  --------------------------------------------------------------------------------
  4. TOTALS                5              1             76              4
- ----------------------------------------------------------------------------------
- ----------------------------------------------------------------------------------


                TOTAL LOSSES AND LOSS EXPENSES INCURRED            LOSS AND LOSS EXPENSE PERCENTAGE            DISCOUNT FOR TIME
              --------------------------------------------             (Incurred/Premiums Earned)                VALUE OF MONEY

                                                              --------------------------------------------     -----------------
                 (25)            (26)            (27)            (28)            (29)            (30)            (31)    (32)
              Direct and         Ceded           Net*         Direct and         Ceded            Net            Loss    Loss
               Assumed                                         Assumed                                                 Expense
- ----------------------------------------------------------------------------------------------------------------------------------
  1. Prior       X X X           X X X           X X X           X X X           X X X           X X X            0       0
  2. 1992               73               0              73            51.4             0.0            30.3        0       0
  3. 1993              176              69             107           133.3           575.0            89.2        0       0
- ----------------------------------------------------------------------------------------------------------------------------------
  4. TOTALS      X X X           X X X           X X X           X X X           X X X           X X X            0       0
- ----------------------------------------------------------------------------------------------------------------------------------
- ----------------------------------------------------------------------------------------------------------------------------------


                     (33)               NET BALANCE SHEET
                                     RESERVES AFTER DISCOUNT
                 Inter-Company       -----------------------
                    Pooling           (34)            (35)
                 Participation
                  Percentage         Losses       Loss Expenses
                                     Unpaid          Unpaid
- ---------------------------------------------------------------
  1. Prior      X X X                    0               0
  2. 1992             0.0                2               0
  3. 1993             0.0               60              14
- ---------------------------------------------------------------
  4. TOTALS     X X X                   62              14
- ---------------------------------------------------------------
- ---------------------------------------------------------------

* Net = (25 - 26) = (11 + 23)


                  SCHEDULE P - PART 1J - AUTO PHYSICAL DAMAGE

                                                 ( 000 Omitted )




    (1)                     PREMIUMS EARNED                                         LOSS AND LOSS EXPENSE PAYMENTS
 Years in    -----------------------------------------------    -----------------------------------------------------------------
   Which           (2)              (3)             (4)                  LOSS PAYMENTS         ALLOCATED LOSS EXPENSE PAYMENTS
 Premiums                                                                ---------------       -------------------------------
Were Earned   Direct and          Ceded            Net              (5)             (6)             (7)             (8)
and Losses      Assumed                       (Cols. 2 - 3)     Direct and         Ceded        Direct and         Ceded
Were Incur.                                                       Assumed                         Assumed
- ------------------------------------------------------------------------------------------------------------------------------
  1. Prior       X X X            X X X           X X X                  (52)              0              13               0
  2. 1992             5,200            (166)           5,366           2,409              47              20               0
  3. 1993             4,814             258            4,556           2,302              61              15               0
- ------------------------------------------------------------------------------------------------------------------------------
  4. TOTALS      X X X            X X X           X X X                4,659             108              48               0
- ------------------------------------------------------------------------------------------------------------------------------
- ------------------------------------------------------------------------------------------------------------------------------


                               LOSS AND LOSS EXPENSE PAYMENTS
                                                                   (12)
                   (9)            (10)            (11)           Number of
                                                  Total           Claims
               Salvage and     Unallocated      Net Paid        Reported -
               Subrogation    Loss Expense    Cols. 5 - 6       Direct and
                Received        Payments      + 7 - 8 + 10)       Assumed
- -----------------------------------------------------------------------------
  1. Prior               70              (5)            (44)       X X X
  2. 1992               550             432           2,814             3,128
  3. 1993               310             391           2,647             2,536
- -----------------------------------------------------------------------------
  4. TOTALS             930             818           5,417        X X X
- -----------------------------------------------------------------------------
- -----------------------------------------------------------------------------

 NOTE: For "prior", report amounts paid or received in current year only. Report cumulative amounts paid or received for specific years. Report loss payments net of salvage and subrogation received.



                                   LOSSES UNPAID                                       ALLOCATED LOSS EXPENSES UNPAID
              -----------------------------------------------------       -----------------------------------------------------
                     CASE BASIS                    BULK + IBNR                   CASE BASIS                    BULK + IBNR
              -----------------------------------------------------       --------------------------    ---------------------------
                 (13)           (14)           (15)           (16)           (17)           (18)           (19)           (20)
              Direct and        Ceded       Direct and        Ceded       Direct and        Ceded       Direct and        Ceded
                Assumed                       Assumed                       Assumed                       Assumed
- ----------------------------------------------------------------------------------------------------------------------------------
  1. Prior              0              0              0              0              0              0              0              0
  2. 1992             (75)             0              0              0              8              0              0              0
  3. 1993             (39)             0            153              0              4              0              4              0
- ----------------------------------------------------------------------------------------------------------------------------------
  4. TOTALS          (114)             0            153              0             12              0              4              0
- ----------------------------------------------------------------------------------------------------------------------------------
- ----------------------------------------------------------------------------------------------------------------------------------


                   (21)           (22)            (23)           (24)

                Salvage &      Unallocated   Total Net Loss   Number of
                Subrogation       Loss        and Exp Unpd     Claims
                Anticipated     Expenses      (Cols. 13-14  Outstanding -
                                 Unpaid       +15-16+17-18   Direct and
                                               +19-20+22)      Assumed
- --------------------------------------------------------------------------
  1. Prior                 0              0              0              0
  2. 1992                 88              0            (67)             5
  3. 1993                131              0            122            101
- ---------------------------------------------------------------------------
  4. TOTALS              219              0             55            106
- ---------------------------------------------------------------------------
- ---------------------------------------------------------------------------



                TOTAL LOSSES AND LOSS EXPENSES INCURRED            LOSS AND LOSS EXPENSE PERCENTAGE              DISCOUNT FOR TIME
                                                                       (Incurred/Premiums Earned)                 VALUE OF MONEY
- ---------------------------------------------------------     -------------------------------------------        ------------------
                 (25)            (26)            (27)            (28)            (29)            (30)            (31)      (32)

              Direct and         Ceded           Net*         Direct and         Ceded            Net            Loss      Loss
                Assumed                                         Assumed                                                   Expense
- -----------------------------------------------------------------------------------------------------------------------------------
  1. Prior       X X X           X X X           X X X           X X X           X X X           X X X             0         0
  2. 1992            2,794              47           2,747            53.7           (28.3)           51.2         0         0
  3. 1993            2,830              61           2,769            58.8            23.6            60.8         0         0
- ------------------------------------------------------------------------------------------------------------------------------------
  4. TOTALS      X X X           X X X           X X X           X X X           X X X           X X X             0         0
- ------------------------------------------------------------------------------------------------------------------------------------
- ------------------------------------------------------------------------------------------------------------------------------------


                         (33)                   NET BALANCE SHEET
                                             RESERVES AFTER DISCOUNT
                                        ----------------------------
                    Inter-Company
                       Pooling            (34)            (35)
                    Participation
                     Percentage         Losses       Loss Expenses
                                        Unpaid          Unpaid
- -------------------------------------------------------------------

  1. Prior       X X X                    0               0
  2. 1992               0.0             (75)              8
  3. 1993               0.0             114               8
- -------------------------------------------------------------------
  4. TOTALS      X X X                   39              16
- -------------------------------------------------------------------
- -------------------------------------------------------------------


 * Net = (25 - 26) = (11 + 23)


ANNUAL STATEMENT FOR THE YEAR 1993 OF THE American Country Insurance Company

                         SCHEDULE P - PART 1K - FIDELITY, SURETY,

                          FINANCIAL GUARANTY, MORTGAGE GUARANTY


                                                     ( 000 Omitted )


    (1)                     PREMIUMS EARNED                                      LOSS AND LOSS EXPENSE PAYMENTS
 Years in     ----------------------------------------------    ---------------------------------------------------------
  Which           (2)              (3)             (4)                LOSS PAYMENTS       ALLOCATED LOSS EXPENSE PAYMENTS
 Premiums                                                       ------------------------  -------------------------------
Were Earned   Direct and          Ceded            Net              (5)             (6)             (7)             (8)
and Losses      Assumed                       (Cols. 2 - 3)     Direct and         Ceded        Direct and         Ceded
Were Incur.                                                       Assumed                         Assumed
- -------------------------------------------------------------------------------------------------------------------------
  1. Prior       X X X            X X X           X X X                5,519       908             488               0
  2. 1992            14,827             507           14,320           3,208         0             144               0
  3. 1993            16,620             477           16,143           1,644         0              77               0
- -------------------------------------------------------------------------------------------------------------------------
  4. TOTALS      X X X            X X X           X X X               10,371       908             709               0
- -------------------------------------------------------------------------------------------------------------------------
- -------------------------------------------------------------------------------------------------------------------------

                            LOSS AND LOSS EXPENSE PAYMENTS            (12)
                   -----------------------------------------------------------
                    (9)            (10)            (11)              Number of
                                                      Total           Claims
                   Salvage and     Unallocated      Net Paid        Reported -
                   Subrogation    Loss Expense    Cols. 5 - 6       Direct and
                    Received        Payments      + 7 - 8 + 10)       Assumed
- ------------------------------------------------------------------------------
  1. Prior              1             863           5,962        X X X
  2. 1992               3           2,004           5,356        X X X
  3. 1993               1           1,624           3,345        X X X
- ------------------------------------------------------------------------------
  4. TOTALS             5           4,491          14,663        X X X
- ------------------------------------------------------------------------------
- ------------------------------------------------------------------------------

 NOTE: For "prior", report amounts paid or received in current year only. Report cumulative amounts paid or received for specific years. Report loss payments net of salvage and subrogation received.


                                   LOSSES UNPAID                                       ALLOCATED LOSS EXPENSES UNPAID
              -----------------------------------------------------       -------------------------------------------
                     CASE BASIS                    BULK + IBNR                   CASE BASIS                BULK + IBNR
              -----------------------       -----------------------       -----------------------     -------------------
                 (13)           (14)         (15)           (16)         (17)          (18)           (19)          (20)
              Direct and        Ceded     Direct and        Ceded     Direct and       Ceded       Direct and       Ceded
                Assumed                     Assumed                     Assumed                       Assumed
- --------------------------------------------------------------------------------------------------------------------------
  1. Prior              0        0              0              0              0              0              0          0
  2. 1992           4,667        0            457              0          1,091              0             84          0
  3. 1993           5,435      226          3,884              0          1,218              0            713         56
- --------------------------------------------------------------------------------------------------------------------------
  4. TOTALS        10,102      226          4,341              0          2,309              0            797         56
- --------------------------------------------------------------------------------------------------------------------------
- --------------------------------------------------------------------------------------------------------------------------


                   Salvage &     Unallocated   Total Net Loss   Number of
                  Subrogation       Loss        and Exp Unpd     Claims
                  Anticipated     Expenses      (Cols. 13-14   Outstanding -
                                  Unpaid       +15-16+17-18    Direct and
                                                  +19-20+22)     Assumed
- --------------------------------------------------------------------------
  1. Prior              0              0              0          1,187
  2. 1992               0             25          6,324          1,034
  3. 1993               0             28         10,996          1,921
- --------------------------------------------------------------------------
  4. TOTALS             0             53         17,320          4,142
- --------------------------------------------------------------------------
- --------------------------------------------------------------------------


              TOTAL LOSSES AND LOSS EXPENSES INCURRED         LOSS AND LOSS EXPENSE PERCENTAGE
                                                                 (Incurred/Premiums Earned)
              ---------------------------------------------   -------------------------------------
                 (25)            (26)            (27)            (28)            (29)
              Direct and         Ceded           Net*         Direct and         Ceded
                Assumed                                         Assumed
- ---------------------------------------------------------------------------------------------------
  1. Prior       X X X           X X X           X X X           X X X           X X X
  2. 1992           11,680               0          11,680            78.8             0.0
  3. 1993           14,623             282          14,341            88.0            59.1
- ---------------------------------------------------------------------------------------------------
  4. TOTALS      X X X           X X X           X X X           X X X           X X X
- ---------------------------------------------------------------------------------------------------
- ---------------------------------------------------------------------------------------------------


                     DISCOUNT FOR TIME                                              NET BALANCE SHEET
                      VALUE OF MONEY                             (33)            RESERVES AFTER DISCOUNT
              -------------------------------------         Inter-Company        -----------------------
              (30)            (31)             (32)             Pooling           (34)            (35)
                                                            Participation
               Net            Loss             Loss           Percentage         Losses     Loss Expenses
                                             Expense                             Unpaid         Unpaid
- -----------------------------------------------------------------------------------------------------------
  1. Prior    X X X                0                0        X X X                    0               0
  2. 1992          81.6            0                0               0.0           5,124           1,200
  3. 1993          88.8            0                0               0.0           9,093           1,903
- -----------------------------------------------------------------------------------------------------------
  4. TOTALS   X X X                0                0        X X X               14,217           3,103
- -----------------------------------------------------------------------------------------------------------
- -----------------------------------------------------------------------------------------------------------

 * Net = (25 - 26) = (11 + 23)



                         SCHEDULE P - PART 1L - OTHER

                    (INCLUDING CREDIT, ACCIDENT AND HEALTH)

              NONE

ANNUAL STATEMENT FOR THE YEAR 1993 OF THE American Country Insurance Company

                       SCHEDULE P - PART 1R - SECTION 1

                        PRODUCTS LIABILITY - OCCURRENCE

                                                    ( 000 Omitted )


    (1)                    PREMIUMS EARNED                                    LOSS AND LOSS EXPENSE PAYMENTS
 Years in     --------------------------------------------     -----------------------------------------------------------
  Which           (2)             (3)             (4)                 LOSS PAYMENTS       ALLOCATED LOSS EXPENSE PAYMENTS
 Premiums                                                      ------------------------   -------------------------------
Were Earned   Direct and         Ceded            Net              (5)             (6)          (7)             (8)
and Losses      Assumed                      (Cols. 2 - 3)     Direct and         Ceded      Direct and         Ceded
Were Incur.                                                      Assumed                       Assumed
- -------------------------------------------------------------------------------------------------------------------------
  1. Prior       X X X           X X X           X X X                 0               0                0               0
  2. 1984                0               0                0            0               0                0               0
  3. 1985                0               0                0            0               0                0               0
  4. 1986                0               0                0            0               0                0               0
  5. 1987                0               0                0            0               0                0               0
  6. 1988                0               0                0            0               0                0               0
  7. 1989                0               0                0            0               0                0               0
  8. 1990                0               0                0            0               0                0               0
  9. 1991                0               0                0            0               0                0               0
 10. 1992                0               0                0            0               0                0               0
 11. 1993               24               3               21            0               0                0               0
- -------------------------------------------------------------------------------------------------------------------------
 12. TOTALS      X X X           X X X           X X X                 0               0                0               0
- -------------------------------------------------------------------------------------------------------------------------




                      LOSS AND LOSS EXPENSE PAYMENTS                (12)
            --------------------------------------------------
                   (9)            (10)             (11)           Number of
                                                   Total            Claims
               Salvage and     Unallocated       Net Paid        Reported -
                Subrogation    Loss Expense     (Cols. 5 - 6      Direct and
                 Received        Payments      + 7 - 8 + 10)       Assumed
- ------------------------------------------------------------------------------
  1. Prior                 0               0                0       X X X
  2. 1984                  0               0                0                0
  3. 1985                  0               0                0                0
  4. 1986                  0               0                0                0
  5. 1987                  0               0                0                0
  6. 1988                  0               0                0                0
  7. 1989                  0               0                0                0
  8. 1990                  0               0                0                0
  9. 1991                  0               0                0                0
 10. 1992                  0               0                0                0
 11. 1993                  0               0                0                0
- ------------------------------------------------------------------------------
 12. TOTALS                0               0                0       X X X
- ------------------------------------------------------------------------------

 NOTE: For "prior", report amounts paid or received in current year only. Report cumulative amounts paid or received for specific years. Report loss payments net of salvage and subrogation received.


                              LOSSES UNPAID                                      ALLOCATED LOSS EXPENSES UNPAID
            --------------------------------------------------        --------------------------------------------------
                  CASE BASIS                 BULK + IBNR                     CASE BASIS                  BULK + IBNR
            ---------------------       ----------------------        ----------------------        --------------------
               (13)          (14)          (15)           (16)           (17)           (18)           (19)         (20)
            Direct and      Ceded       Direct and       Ceded        Direct and       Ceded        Direct and     Ceded
             Assumed                     Assumed                       Assumed                       Assumed
- ------------------------------------------------------------------------------------------------------------------------
  1. Prior       0              0              0              0              0              0              0          0
  2. 1984        0              0              0              0              0              0              0          0
  3. 1985        0              0              0              0              0              0              0          0
  4. 1986        0              0              0              0              0              0              0          0
  5. 1987        0              0              0              0              0              0              0          0
  6. 1988        0              0              0              0              0              0              0          0
  7. 1989        0              0              0              0              0              0              0          0
  8. 1990        0              0              0              0              0              0              0          0
  9. 1991        0              0              0              0              0              0              0          0
 10. 1992        0              0              0              0              0              0              0          0
 11. 1993        0              0              0              0              0              0              0          0
- ------------------------------------------------------------------------------------------------------------------------
 12. TOTALS      0              0              0              0              0              0              0          0
- ------------------------------------------------------------------------------------------------------------------------



                      (21)           (22)          (23)            (24)

                   Salvage &      Unallocated    Tot Net Loss    Number of
                  Subrogation       Loss         & Exp Unpd      Claims
                   Anticipated     Expenses      (Cols. 13-14  Outstanding -
                                    Unpaid       +15-16+17-18   Direct and
                                                   +19-20+22)     Assumed
- ----------------------------------------------------------------------------
  1. Prior               0              0              0              0
  2. 1984                0              0              0              0
  3. 1985                0              0              0              0
  4. 1986                0              0              0              0
  5. 1987                0              0              0              0
  6. 1988                0              0              0              0
  7. 1989                0              0              0              0
  8. 1990                0              0              0              0
  9. 1991                0              0              0              0
 10. 1992                0              0              0              0
 11. 1993                0              0              0              0
- -----------------------------------------------------------------------
 12. TOTALS              0              0              0              0
- -----------------------------------------------------------------------


                         TOTAL LOSSES AND LOSS                     LOSS AND LOSS EXPENSE PERCENTAGE
                           EXPENSES INCURRED                          (Incurred/Premiums Earned)
              ------------------------------------------       ---------------------------------------------------
                 (25)             (26)            (27)            (28)            (29)             (30)

              Direct and          Ceded           Net*         Direct and         Ceded             Net
                Assumed                                          Assumed
- ------------------------------------------------------------------------------------------------------------------
  1. Prior       X X X            X X X           X X X           X X X           X X X           X X X
  2. 1984                 0               0               0             0.0             0.0              0.0
  3. 1985                 0               0               0             0.0             0.0              0.0
  4. 1986                 0               0               0             0.0             0.0              0.0
  5. 1987                 0               0               0             0.0             0.0              0.0
  6. 1988                 0               0               0             0.0             0.0              0.0
  7. 1989                 0               0               0             0.0             0.0              0.0
  8. 1990                 0               0               0             0.0             0.0              0.0
  9. 1991                 0               0               0             0.0             0.0              0.0
 10. 1992                 0               0               0             0.0             0.0              0.0
 11. 1993                 0               0               0             0.0             0.0              0.0
- ------------------------------------------------------------------------------------------------------------------
 12. TOTALS      X X X            X X X           X X X           X X X           X X X           X X X
- ------------------------------------------------------------------------------------------------------------------


                 DISCOUNT FOR                (33)                NET BALANCE SHEET
               TIME VALUE OF MONEY                             RESERVES AFTER DISCOUNT
              ----------------------      Inter-Company      ---------------------------
              (31)            (32)           Pooling           (34)             (35)
                                          Participation
              Loss            Loss         Percentage         Losses       Loss Expenses
                             Expense                          Unpaid           Unpaid
- ----------------------------------------------------------------------------------------
 1. Prior            0               0       X X X                    0                0
 2. 1984             0               0              0.0               0                0
 3. 1985             0               0              0.0               0                0
 4. 1986             0               0              0.0               0                0
 5. 1987             0               0              0.0               0                0
 6. 1988             0               0              0.0               0                0
 7. 1989             0               0              0.0               0                0
 8. 1990             0               0              0.0               0                0
 9. 1991             0               0              0.0               0                0
10. 1992             0               0              0.0               0                0
11. 1993             0               0              0.0               0                0
- ----------------------------------------------------------------------------------------
12. TOTALS           0               0       X X X                    0                0
- ----------------------------------------------------------------------------------------


 * Net = (25 - 26) = (11 + 23)


Part 1R, Sec 2 - Products Liability Claims Made

     None

ANNUAL STATEMENT FOR THE YEAR 1993 OF THE American Country Insurance Company

                SCHEDULE P - PART 2A - HOMEOWNERS/FARMOWNERS


         (1)                         INCURRED LOSSES AND ALLOCATED EXPENSES REPORTED AT YEAR END (000 OMITTED)
                      ---------------------------------------------------------------------------------------------------
   Years in Which           (2)           (3)           (4)           (5)           (6)           (7)           (8)
    Losses Were
      Incurred             1984          1985          1986          1987          1988          1989          1990
- -------------------------------------------------------------------------------------------------------------------------
  1. Prior .........  *           0             0             0             0             0             0             0
  2. 1984 ..........              0             0             0             0             0             0             0
  3. 1985 ..........       X X X               26            23            15            25            12            12
  4. 1986 ..........       X X X         X X X               64            82           164           101            81
  5. 1987 ..........       X X X         X X X         X X X              224           248           223           234
  6. 1988 ..........       X X X         X X X         X X X         X X X              510           447           480
  7. 1989 ..........       X X X         X X X         X X X         X X X         X X X              324           243
  8. 1990 ..........       X X X         X X X         X X X         X X X         X X X         X X X              392
  9. 1991 ..........       X X X         X X X         X X X         X X X         X X X         X X X         X X X
 10. 1992 ..........       X X X         X X X         X X X         X X X         X X X         X X X         X X X
 11. 1993 ..........       X X X         X X X         X X X         X X X         X X X         X X X         X X X
- -------------------------------------------------------------------------------------------------------------------------



                            INCURRED LOSSES AND ALLOCATED EXPENSES
                               REPORTED AT YEAR END (000 OMITTED         DEVELOPMENT **
                         -----------------------------------------  ---------------------------

                             (9)          (10)          (11)          (12)          (13)

                            1991          1992          1993        One Year      Two Year
                         ----------------------------------------------------------------------
  1. Prior .........               0             0             0             0             0
  2. 1984 ..........               0             0             0             0             0
  3. 1985 ..........              12            12            12             0             0
  4. 1986 ..........              81            81            81             0             0
  5. 1987 ..........             227           240           242             2            15
  6. 1988 ..........             452           452           468            16            16
  7. 1989 ..........             201           199           204             5             3
  8. 1990 ..........             329           234           226            (8)         (103)
  9. 1991 ..........             643           551           513           (38)         (130)
 10. 1992 ..........        X X X              410           322           (88)     X X X
 11. 1993 ..........        X X X         X X X              228      X X X         X X X
- -----------------------------------------------------------------------------------------------
                                                    12.  TOTALS           (111)         (199)
- -----------------------------------------------------------------------------------------------
- -----------------------------------------------------------------------------------------------



                                      SCHEDULE P - PART 2B

                PRIVATE PASSENGER AUTO LIABILITY/MEDICAL


         (1)                         INCURRED LOSSES AND ALLOCATED EXPENSES REPORTED AT YEAR END (000 OMITTED)
                      ---------------------------------------------------------------------------------------
   Years in Which           (2)           (3)           (4)           (5)           (6)           (7)
    Losses Were
      Incurred             1984          1985          1986          1987          1988          1989
- -------------------------------------------------------------------------------------------------------------
  1. Prior .........  *           0             0             0             0             0            0
  2. 1984 ..........            508           519           485           499           401          507
  3. 1985 ..........       X X X              938         1,058           926           789        1,069
  4. 1986 ..........       X X X         X X X            1,242         1,021           839        1,193
  5. 1987 ..........       X X X         X X X         X X X            1,498           945        1,100
  6. 1988 ..........       X X X         X X X         X X X         X X X            1,691        1,442
  7. 1989 ..........       X X X         X X X         X X X         X X X         X X X           1,429
  8. 1990 ..........       X X X         X X X         X X X         X X X         X X X        X X X
  9. 1991 ..........       X X X         X X X         X X X         X X X         X X X        X X X
 10. 1992 ..........       X X X         X X X         X X X         X X X         X X X        X X X
 11. 1993 ..........       X X X         X X X         X X X         X X X         X X X        X X X
- -------------------------------------------------------------------------------------------------------------


                                 INCURRED LOSSES AND ALLOCATED EXPENSES
                                    REPORTED AT YEAR END (000 OMITTED                     DEVELOPMENT **
                                 -----------------------------------------         ---------------------------

                                 (8)         (9)          (10)         (11)            (12)           (13)

                                1990        1991          1992         1993         One Year        Two Year
- -------------------------------------------------------------------------------------------------------------
  1. Prior .........               0           0             0             0             0             0
  2. 1984 ..........             521         530           506           513             7           (17)
  3. 1985 ..........           1,024       1,040         1,036         1,058            22            18
  4. 1986 ..........           1,186       1,133         1,129         1,195            66            62
  5. 1987 ..........           1,066       1,118         1,041         1,224           183           106
  6. 1988 ..........           1,493       1,400         1,406         1,406             0             6
  7. 1989 ..........           1,252       1,483         1,391         1,433            42           (50)
  8. 1990 ..........           1,153         895           898         1,083           185           188
  9. 1991 ..........        X X X          1,935         1,602         1,622            20          (313)
 10. 1992 ..........        X X X       X X X            2,232         2,028          (204)     X X X
 11. 1993 ..........        X X X       X X X         X X X            1,617      X X X         X X X
- -------------------------------------------------------------------------------------------------------------
                                                                12.  TOTALS            321             0
- -------------------------------------------------------------------------------------------------------------
- -------------------------------------------------------------------------------------------------------------


                                      SCHEDULE P - PART 2C

                COMMERCIAL AUTO/TRUCK LIABILITY/MEDICAL

        (1)                         INCURRED LOSSES AND ALLOCATED EXPENSES REPORTED AT YEAR END (000 OMITTED)
                      ----------------------------------------------------------------------------------------------------
   Years in Which           (2)           (3)           (4)           (5)           (6)           (7)            (8)
    Losses Were
      Incurred             1984          1985          1986          1987          1988          1989           1990
- --------------------------------------------------------------------------------------------------------------------------
  1. Prior .........  *           0             0             0             0             0             0             0
  2. 1984 ..........            169           174           163           167           268           173           175
  3. 1985 ..........       X X X              313           353           309           526           242           250
  4. 1986 ..........       X X X         X X X              415           340           560           189           188
  5. 1987 ..........       X X X         X X X         X X X              499           629           620           761
  6. 1988 ..........       X X X         X X X         X X X         X X X            1,127           766           715
  7. 1989 ..........       X X X         X X X         X X X         X X X         X X X              722         1,280
  8. 1990 ..........       X X X         X X X         X X X         X X X         X X X         X X X            1,448
  9. 1991 ..........       X X X         X X X         X X X         X X X         X X X         X X X         X X X
 10. 1992 ..........       X X X         X X X         X X X         X X X         X X X         X X X         X X X
 11. 1993 ..........       X X X         X X X         X X X         X X X         X X X         X X X         X X X
- --------------------------------------------------------------------------------------------------------------------------

                            INCURRED LOSSES AND ALLOCATED EXPENSES
                               REPORTED AT YEAR END (000 OMITTED         DEVELOPMENT **
                         ----------------------------------------- ---------------------------

                              (9)          (10)          (11)          (12)         (13)

                             1991          1992          1993        One Year     Two Year
- ----------------------------------------------------------------------------------------------
  1. Prior .........              0             0             0             0             0
  2. 1984 ..........            172           171           171             0            (1)
  3. 1985 ..........            250           259           260             1            10
  4. 1986 ..........            187           263           220           (43)           33
  5. 1987 ..........            639           620           469          (151)         (170)
  6. 1988 ..........            916           997           930           (67)           14
  7. 1989 ..........          1,344         1,345         1,297           (48)          (47)
  8. 1990 ..........          1,347         1,299         1,286           (13)          (61)
  9. 1991 ..........          1,367         1,190         1,132           (58)         (235)
 10. 1992 ..........       X X X            1,335         1,647           312      X X X
 11. 1993 ..........       X X X         X X X            1,083      X X X         X X X
- ----------------------------------------------------------------------------------------------
                                                   12.  TOTALS            (67)         (457)
- ----------------------------------------------------------------------------------------------
- ----------------------------------------------------------------------------------------------




                       SCHEDULE P - PART 2D - WORKERS' COMPENSATION

         (1)                         INCURRED LOSSES AND ALLOCATED EXPENSES REPORTED AT YEAR END (000 OMITTED)
                      ---------------------------------------------------------------------------------------------------
   Years in Which           (2)           (3)           (4)           (5)           (6)           (7)            (8)
    Losses Were
      Incurred             1984          1985          1986          1987          1988          1989            1990
- --------------------------------------------------------------------------------------------------------------------------
  1. Prior .........  *           0             0             0             0             0             0             0
  2. 1984 ..........            415           780           725           767           773           776           733
  3. 1985 ..........       X X X              904           790           833           775           779           778)
  4. 1986 ..........       X X X         X X X            1,453         1,927         1,560         1,550         1,673
  5. 1987 ..........       X X X         X X X         X X X            2,354         2,095         2,038         2,017)
  6. 1988 ..........       X X X         X X X         X X X         X X X            3,798         3,177         3,733
  7. 1989 ..........       X X X         X X X         X X X         X X X         X X X            4,652         4,744
  8. 1990 ..........       X X X         X X X         X X X         X X X         X X X         X X X            6,492
  9. 1991 ..........       X X X         X X X         X X X         X X X         X X X         X X X         X X X
 10. 1992 ..........       X X X         X X X         X X X         X X X         X X X         X X X         X X X
 11. 1993 ..........       X X X         X X X         X X X         X X X         X X X         X X X         X X X
- --------------------------------------------------------------------------------------------------------------------------

                            INCURRED LOSSES AND ALLOCATED EXPENSES
                               REPORTED AT YEAR END (000 OMITTED          DEVELOPMENT **
                         -----------------------------------------  -----------------------

                             (9)           (10)          (11)          (12)        (13)

                             1991          1992          1993        One Year    Two Year
- -------------------------------------------------------------------------------------------
  1. Prior .........             0             0             0             0             0
  2. 1984 ..........           731           730           741            11            10
  3. 1985 ..........           778           775           774            (1)           (4)
  4. 1986 ..........         1,801         2,001         2,030            29           229
  5. 1987 ..........         2,035         2,020         1,959           (61)          (76)
  6. 1988 ..........         3,826         3,877         3,965            88           139
  7. 1989 ..........         4,168         4,783         4,753           (30)          585
  8. 1990 ..........         6,399         6,876         7,171           295           772
  9. 1991 ..........         8,057         6,382         7,208           826          (849)
 10. 1992 ..........      X X X            8,178         8,039          (139)     X X X
 11. 1993 ..........      X X X         X X X            7,887      X X X         X X X
- -------------------------------------------------------------------------------------------
                                                  12.  TOTALS          1,018           806
- -------------------------------------------------------------------------------------------
- -------------------------------------------------------------------------------------------


                         SCHEDULE P - PART 2E - COMMERCIAL MULTIPLE PERIL


         (1)                         INCURRED LOSSES AND ALLOCATED EXPENSES REPORTED AT YEAR END (000 OMITTED)
                      --------------------------------------------------------------------------------------------------
   Years in Which           (2)           (3)           (4)           (5)           (6)           (7)             (8)
    Losses Were
      Incurred             1984          1985          1986          1987          1988          1989            1990
- ------------------------------------------------------------------------------------------------------------------------
  1. Prior .........  *           0             0             0             0             0             0             0
  2. 1984 ..........             25            10            10            10            10             8             8
  3. 1985 ..........       X X X              146           129            83            74            89            87
  4. 1986 ..........       X X X         X X X              383           459           494           560           657
  5. 1987 ..........       X X X         X X X         X X X            1,265           744           991           810
  6. 1988 ..........       X X X         X X X         X X X         X X X            1,531         1,657         2,016
  7. 1989 ..........       X X X         X X X         X X X         X X X         X X X            1,604         1,280
  8. 1990 ..........       X X X         X X X         X X X         X X X         X X X         X X X            1,907
  9. 1991 ..........       X X X         X X X         X X X         X X X         X X X         X X X         X X X
 10. 1992 ..........       X X X         X X X         X X X         X X X         X X X         X X X         X X X
 11. 1993 ..........       X X X         X X X         X X X         X X X         X X X         X X X         X X X
- ------------------------------------------------------------------------------------------------------------------------


                            INCURRED LOSSES AND ALLOCATED EXPENSES
                               REPORTED AT YEAR END (000 OMITTED           DEVELOPMENT **
                         -----------------------------------------  ------------------------

                              (9)           (10)          (11)         (12)         (13)

                             1991          1992          1993        One Year     Two Year
- --------------------------------------------------------------------------------------------
  1. Prior .........              0             0             0             0             0
  2. 1984 ..........              8             9             8            (1)            0
  3. 1985 ..........             87            86            88             2             1
  4. 1986 ..........            706           706           672           (34)          (34)
  5. 1987 ..........            772           812           997           185           225
  6. 1988 ..........          2,069         1,840         1,603          (237)         (466)
  7. 1989 ..........          1,653         1,778         1,778             0           125
  8. 1990 ..........          2,046         3,117         3,396           279         1,350
  9. 1991 ..........          2,941         2,576         3,160           584           219
 10. 1992 ..........       X X X            2,923         2,457          (466)     X X X
 11. 1993 ..........       X X X         X X X            3,349      X X X         X X X
- --------------------------------------------------------------------------------------------
                                                   12.  TOTALS            312         1,420
- --------------------------------------------------------------------------------------------
- --------------------------------------------------------------------------------------------


   * Reported reserves only. Subsequent development relates only to subsequent payments and reserves.
  ** Current year less first or second prior year, showing (redundant) or adverse.


 ANNUAL STATEMENT FOR THE YEAR 1993 OF THE American Country Insurance Company

                               SCHEDULE P - PART 2F - SECTION 1

                    MEDICAL MALPRACTICE - OCCURRENCE


         (1)        INCURRED LOSSES AND ALLOCATED EXPENSES REPORTED AT YEAR END (000 OMITTED)

   Years in Which           (2)           (3)           (4)           (5)           (6)
    Losses Were
      Incurred             1984          1985          1986          1987          1988
- ----------------------------------------------------------------------------------------------
  1. Prior .........  *           0             0             0             0             0
  2. 1984 ..........              0             0             0             0             0
  3. 1985 ..........      X X X                 0             0             0             0
  4. 1986 ..........      X X X          X X X                0             0             0
  5. 1987 ..........      X X X          X X X         X X X                0             0
  6. 1988 ..........      X X X          X X X         X X X         X X X                0
  7. 1989 ..........      X X X          X X X         X X X         X X X         X X X
  8. 1990 ..........      X X X          X X X         X X X         X X X         X X X
  9. 1991 ..........      X X X          X X X         X X X         X X X         X X X
 10. 1992 ..........      X X X          X X X         X X X         X X X         X X X
 11. 1993 ..........      X X X          X X X         X X X         X X X         X X X
- ----------------------------------------------------------------------------------------------


                    INCURRED LOSSES AND ALLOCATED EXPENSES REPORTED AT YEAR END (000 OMITTED)      DEVELOPMENT **
                    ------------------------------------------------------------------------- -------------------------
                            (7)           (8)           (9)          (10)          (11)          (12)          (13)

                           1989          1990          1991          1992          1993        One Year      Two Year
- -----------------------------------------------------------------------------------------------------------------------

  1. Prior .........  *           0             0             0             0             0             0             0
  2. 1984 ..........              0             0             0             0             0             0             0
  3. 1985 ..........              0             0             0             0             0             0             0
  4. 1986 ..........              0             0             0             0             0             0             0
  5. 1987 ..........              0             0             0             0             0             0             0
  6. 1988 ..........              0             0             0             0             0             0             0
  7. 1989 ..........              0             0             0             0             0             0             0
  8. 1990 ..........       X X X                0             0             0             0             0             0
  9. 1991 ..........       X X X         X X X                0             0             0             0             0
 10. 1992 ..........       X X X         X X X         X X X                0             0             0      X X X
 11. 1993 ..........       X X X         X X X         X X X         X X X                0      X X X         X X X
- -----------------------------------------------------------------------------------------------------------------------
                                                                               12.  TOTALS              0             0
- -----------------------------------------------------------------------------------------------------------------------
- -----------------------------------------------------------------------------------------------------------------------


Part 2F, Sec 2 - Medical Malpractice Claims Made

     None

                 SCHEDULE P - PART 2G - SPECIAL LIABILITY

                   (OCEAN MARINE, AIRCRAFT (ALL PERILS),

                          BOILER AND MACHINERY)

         (1)                         INCURRED LOSSES AND ALLOCATED EXPENSES REPORTED AT YEAR END (000 OMITTED)
                      ---------------------------------------------------------------------------------------
   Years in Which           (2)           (3)           (4)           (5)           (6)           (7)
    Losses Were
      Incurred             1984          1985          1986          1987          1988          1989
- ------------------------------------------------------------------------------------------------------------
  1. Prior .........  *           0             0             0             0             0             0
  2. 1984 ..........              0             0             0             0             0             0
  3. 1985 ..........      X X X                 0             0             0             0             0
  4. 1986 ..........      X X X          X X X                0             0             0             0
  5. 1987 ..........      X X X          X X X         X X X                0             0             0
  6. 1988 ..........      X X X          X X X         X X X         X X X                0             0
  7. 1989 ..........      X X X          X X X         X X X         X X X         X X X                0
  8. 1990 ..........      X X X          X X X         X X X         X X X         X X X         X X X
  9. 1991 ..........      X X X          X X X         X X X         X X X         X X X         X X X
 10. 1992 ..........      X X X          X X X         X X X         X X X         X X X         X X X
 11. 1993 ..........      X X X          X X X         X X X         X X X         X X X         X X X
- -----------------------------------------------------------------------------------------------------------

                            INCURRED LOSSES AND ALLOCATED EXPENSES
                               REPORTED AT YEAR END (000 OMITTED                         DEVELOPMENT **
                         ---------------------------------------------------      ---------------------------

                                 (8)         (9)          (10)         (11)            (12)           (13)

                                1990        1991          1992         1993         One Year        Two Year
- -----------------------------------------------------------------------------------------------------------
  1. Prior .........  *            0             0             0             0             0             0
  2. 1984 ..........               0             0             0             0             0             0
  3. 1985 ..........               0             0             0             0             0             0
  4. 1986 ..........               0             0             0             0             0             0
  5. 1987 ..........               0             0             0             0             0             0
  6. 1988 ..........               0             0             0             0             0             0
  7. 1989 ..........               0             0             0             0             0             0
  8. 1990 ..........               0             0             0             0             0             0
  9. 1991 ..........        X X X                0             0             0             0             0
 10. 1992 ..........        X X X         X X X                0             0             0      X X X
 11. 1993 ..........        X X X         X X X         X X X                0      X X X         X X X
- -----------------------------------------------------------------------------------------------------------
                                                                  12.  TOTALS              0             0
- -----------------------------------------------------------------------------------------------------------
- -----------------------------------------------------------------------------------------------------------

                              SCHEDULE P - PART 2H - SECTION 1

                       OTHER LIABILITY - OCCURRENCE


         (1)          INCURRED LOSSES AND ALLOCATED EXPENSES REPORTED AT YEAR END (000 OMITTED)
                      ---------------------------------------------------------------------------
   Years in Which           (2)           (3)           (4)           (5)           (6)
    Losses Were
      Incurred             1984          1985          1986          1987          1988
- -------------------------------------------------------------------------------------------------
  1. Prior .........  *           0             0             0             0             0
  2. 1984 ..........             13            31            29            48            53
  3. 1985 ..........      X X X               210           208           207           232
  4. 1986 ..........      X X X          X X X               59            81           149
  5. 1987 ..........      X X X          X X X         X X X              502           346
  6. 1988 ..........      X X X          X X X         X X X         X X X              591
  7. 1989 ..........      X X X          X X X         X X X         X X X         X X X
  8. 1990 ..........      X X X          X X X         X X X         X X X         X X X
  9. 1991 ..........      X X X          X X X         X X X         X X X         X X X
 10. 1992 ..........      X X X          X X X         X X X         X X X         X X X
 11. 1993 ..........      X X X          X X X         X X X         X X X         X X X
- ------------------------------------------------------------------------------------------------


                    INCURRED LOSSES AND ALLOCATED EXPENSES REPORTED AT YEAR END (000 OMITTED)      DEVELOPMENT **
                    ------------------------------------------------------------------------- -------------------------
                            (7)           (8)           (9)          (10)          (11)          (12)          (13)

                           1989          1990          1991          1992          1993        One Year      Two Year
- -----------------------------------------------------------------------------------------------------------------------
  1. Prior .........  *          0             0             0             0             0             0             0
  2. 1984 ..........            61            72            44            68            60            (8)           16
  3. 1985 ..........           247           257           275           232           237             5           (38)
  4. 1986 ..........           178           168            96            96           110            14            14
  5. 1987 ..........           246           172           243           259           265             6            22
  6. 1988 ..........           668           934           972           957           871           (86)         (101)
  7. 1989 ..........           621           537           515           634           764           130           249
  8. 1990 ..........      X X X              523           892           788           408          (380)         (484)
  9. 1991 ..........      X X X         X X X              694           441           337          (104)         (357)
 10. 1992 ..........      X X X         X X X         X X X              706           141          (565)     X X X
 11. 1993 ..........      X X X         X X X         X X X         X X X              263      X X X         X X X
- -----------------------------------------------------------------------------------------------------------------------
                                                                               12.  TOTALS          (988)         (679)
- ------------------------------------------------------------------------------------------------------------------------
- ------------------------------------------------------------------------------------------------------------------------


   * Reported reserves only. Subsequent development relates only to subsequent payments and reserves.
  ** Current year less first or second prior year, showing (redundant) or adverse.


                        SCHEDULE P - PART 2H - SECTION 2

                          OTHER LIABILITY - CLAIMS MADE


         (1)        INCURRED LOSSES AND ALLOCATED EXPENSES REPORTED AT YEAR END (000 OMITTED)
                    -------------------------------------------------------------------------
   Years in Which           (2)           (3)           (4)           (5)           (6)
    Losses Were
      Incurred             1984          1985          1986          1987          1988
- ---------------------------------------------------------------------------------------------
  1. Prior .........  *           0             0             0             0             0
  2. 1984 ..........              0             0             0             0             0
  3. 1985 ..........      X X X                 0             0             0             0
  4. 1986 ..........      X X X          X X X                0             0             0
  5. 1987 ..........      X X X          X X X         X X X                0             0
  6. 1988 ..........      X X X          X X X         X X X         X X X                0
  7. 1989 ..........      X X X          X X X         X X X         X X X         X X X
  8. 1990 ..........      X X X          X X X         X X X         X X X         X X X
  9. 1991 ..........      X X X          X X X         X X X         X X X         X X X
 10. 1992 ..........      X X X          X X X         X X X         X X X         X X X
 11. 1993 ..........      X X X          X X X         X X X         X X X         X X X
- ---------------------------------------------------------------------------------------------


         (1)        INCURRED LOSSES AND ALLOCATED EXPENSES REPORTED AT YEAR END (000 OMITTED)       DEVELOPMENT **
                    ----------------------------------------------------------------------------------------------------
   Years in Which             (7)           (8)          (9)          (10)          (11)          (12)          (13)
    Losses Were
      Incurred               1989          1990         1991          1992          1993        One Year      Two Year
- ------------------------------------------------------------------------------------------------------------------------
  1. Prior .........  *             0             0            0             0             0             0             0
  2. 1984 ..........                0             0            0             0             0             0             0
  3. 1985 ..........                0             0            0             0             0             0             0
  4. 1986 ..........                0             0            0             0             0             0             0
  5. 1987 ..........                0             0            0             0             0             0             0
  6. 1988 ..........                0             0            0             0             0             0             0
  7. 1989 ..........                0             0            0             0             0             0             0
  8. 1990 ..........         X X X                0            0             0            93            93            93
  9. 1991 ..........         X X X         X X X               0             0            95            95            95
 10. 1992 ..........         X X X         X X X        X X X                0            88            88      X X X
 11. 1993 ..........         X X X         X X X        X X X         X X X               60      X X X         X X X
- ------------------------------------------------------------------------------------------------------------------------
                                                                                12.  TOTALS            276           188
- ------------------------------------------------------------------------------------------------------------------------
- ------------------------------------------------------------------------------------------------------------------------

   * Reported reserves only.  Subsequent development relates only to subsequent payments and reserves.
  ** Current year less first or second prior year, showing (redundant) or adverse.



 ANNUAL STATEMENT FOR THE YEAR 1993 OF THE American Country Insurance Company


                        SCHEDULE P - PART 2I - SPECIAL PROPERTY (FIRE,

                            ALLIED LINES, INLAND MARINE, EARTHQUAKE,

                                  GLASS, BURGLARY AND THEFT)




         (1)               INCURRED LOSSES AND ALLOCATED EXPENSES REPORTED AT YEAR END (000 OMITTED)
- --------------------------------------------------------------------------------------------------------

   Years in Which           (2)           (3)           (4)           (5)           (6)           (7)
    Losses Were
      Incurred             1984          1985          1986          1987          1988          1989
- --------------------------------------------------------------------------------------------------------
  1. Prior .........      X X X          X X X         X X X         X X X         X X X         X X X
  2. 1992 ..........      X X X          X X X         X X X         X X X         X X X         X X X
  3. 1993 ..........      X X X          X X X         X X X         X X X         X X X         X X X
- --------------------------------------------------------------------------------------------------------


                                                                                      DEVELOPMENT **
                          (8)            (9)           (10)          (11)          (12)          (13)

                          1990          1991            1992          1993        One Year      Two Year
- ----------------------------------------------------------------------------------------------------------

  1. Prior .........      X X X      *           0             0             0             0             0
  2. 1992 ..........      X X X          X X X                58            43           (15)     X X X
  3. 1993 ..........      X X X          X X X          X X X               92      X X X         X X X
- -----------------------------------------------------------------------------------------------------------
                                                                   4.  TOTALS            (15)            0
- -----------------------------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------------------





                SCHEDULE P - PART 2J - AUTO PHYSICAL DAMAGE


         (1)                         INCURRED LOSSES AND ALLOCATED EXPENSES REPORTED AT YEAR END (000 OMITTED)
                      ---------------------------------------------------------------------------------------
   Years in Which           (2)           (3)           (4)           (5)           (6)           (7)
    Losses Were
      Incurred             1984          1985          1986          1987          1988          1989
- -------------------------------------------------------------------------------------------------------------
  1. Prior .........      X X X          X X X         X X X         X X X         X X X         X X X
  2. 1992 ..........      X X X          X X X         X X X         X X X         X X X         X X X
  3. 1993 ..........      X X X          X X X         X X X         X X X         X X X         X X X
- -------------------------------------------------------------------------------------------------------------

                                                                                      DEVELOPMENT **
                          (8)            (9)           (10)          (11)          (12)          (13)

                          1990          1991            1992          1993        One Year      Two Year
- -----------------------------------------------------------------------------------------------------------
  1. Prior .........      X X X      *           0             0             0             0             0
  2. 1992 ..........      X X X          X X X             2,150         2,315           165      X X X
  3. 1993 ..........      X X X          X X X          X X X            2,378      X X X         X X X
- -----------------------------------------------------------------------------------------------------------
                                                                   4.  TOTALS            165             0
- -----------------------------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------------------


                SCHEDULE P - PART 2K - FIDELITY, SURETY,

                 FINANCIAL GUARANTY, MORTGAGE GUARANTY

         (1)                         INCURRED LOSSES AND ALLOCATED EXPENSES REPORTED AT YEAR END (000 OMITTED)
                      ---------------------------------------------------------------------------------------
   Years in Which           (2)           (3)           (4)           (5)           (6)           (7)
    Losses Were
      Incurred             1984          1985          1986          1987          1988          1989

- -------------------------------------------------------------------------------------------------------------
  1. Prior .........      X X X          X X X         X X X         X X X         X X X         X X X
  2. 1992 ..........      X X X          X X X         X X X         X X X         X X X         X X X
  3. 1993 ..........      X X X          X X X         X X X         X X X         X X X         X X X
- -------------------------------------------------------------------------------------------------------------

                                                                                      DEVELOPMENT **
                          (8)            (9)           (10)          (11)          (12)          (13)

                          1990          1991            1992          1993        One Year      Two Year
- -----------------------------------------------------------------------------------------------------------
  1. Prior .........       X X X      *           0             0             0             0             0
  2. 1992 ..........       X X X          X X X            11,938         9,651        (2,287)     X X X
  3. 1993 ..........       X X X          X X X          X X X           12,689      X X X         X X X
- -----------------------------------------------------------------------------------------------------------
                                                                    4.  TOTALS         (2,287)            0
- -----------------------------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------------------






                       SCHEDULE P - PART 2L - OTHER

                  (INCLUDING CREDIT, ACCIDENT AND HEALTH)

         (1)                         INCURRED LOSSES AND ALLOCATED EXPENSES REPORTED AT YEAR END (000 OMITTED)
                      ---------------------------------------------------------------------------------------
   Years in Which           (2)           (3)           (4)           (5)           (6)           (7)
    Losses Were
      Incurred             1984          1985          1986          1987          1988          1989
- -------------------------------------------------------------------------------------------------------------
  1. Prior .........      X X X          X X X         X X X         X X X         X X X         X X X
  2. 1992 ..........      X X X          X X X         X X X         X X X         X X X         X X X
  3. 1993 ..........      X X X          X X X         X X X         X X X         X X X         X X X
- -------------------------------------------------------------------------------------------------------------


                                                                                      DEVELOPMENT **
                          (8)            (9)           (10)          (11)          (12)          (13)
                          1990          1991            1992          1993        One Year      Two Year
- ----------------------------------------------------------------------------------------------------------
  1. Prior .........      X X X      *           0             0             0             0             0
  2. 1992 ..........      X X X          X X X                 0             0             0      X X X
  3. 1993 ..........      X X X          X X X          X X X                0      X X X         X X X
- ----------------------------------------------------------------------------------------------------------
                                                                   4.  TOTALS              0             0
- ----------------------------------------------------------------------------------------------------------

- ----------------------------------------------------------------------------------------------------------


                             SCHEDULE P - PART 2M - INTERNATIONAL

         (1)                         INCURRED LOSSES AND ALLOCATED EXPENSES REPORTED AT YEAR END (000 OMITTED)
                      ---------------------------------------------------------------------------------------
   Years in Which           (2)           (3)           (4)           (5)           (6)           (7)
    Losses Were
      Incurred             1984          1985          1986          1987          1988          1989
- -------------------------------------------------------------------------------------------------------------
  1. Prior .........  *           0             0             0             0             0             0
  2. 1984 ..........              0             0             0             0             0             0
  3. 1985 ..........      X X X                 0             0             0             0             0
  4. 1986 ..........      X X X          X X X                0             0             0             0
  5. 1987 ..........      X X X          X X X         X X X                0             0             0
  6. 1988 ..........      X X X          X X X         X X X         X X X                0             0
  7. 1989 ..........      X X X          X X X         X X X         X X X         X X X                0
  8. 1990 ..........      X X X          X X X         X X X         X X X         X X X         X X X
  9. 1991 ..........      X X X          X X X         X X X         X X X         X X X         X X X
 10. 1992 ..........      X X X          X X X         X X X         X X X         X X X         X X X
 11. 1993 ..........      X X X          X X X         X X X         X X X         X X X         X X X
- -------------------------------------------------------------------------------------------------------------

                                                                                      DEVELOPMENT **
                          (8)            (9)           (10)          (11)          (12)          (13)
                          1990          1991            1992          1993        One Year      Two Year
- ------------------------------------------------------------------------------------------------------------
  1. Prior .........  *            0               0             0             0             0             0
  2. 1984 ..........               0               0             0             0             0             0
  3. 1985 ..........               0               0             0             0             0             0
  4. 1986 ..........               0               0             0             0             0             0
  5. 1987 ..........               0               0             0             0             0             0
  6. 1988 ..........               0               0             0             0             0             0
  7. 1989 ..........               0               0             0             0             0             0
  8. 1990 ..........               0               0             0             0             0             0
  9. 1991 ..........        X X X                  0             0             0             0             0
 10. 1992 ..........        X X X          X X X                 0             0             0      X X X
 11. 1993 ..........        X X X          X X X          X X X                0      X X X         X X X
- ------------------------------------------------------------------------------------------------------------
                                                                    12.  TOTALS              0             0

- ------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------

 * Reported reserves only. Subsequent development relates only to subsequent payments and reserves.
** Current year less first or second prior year, showing (redundant) or adverse.



 ANNUAL STATEMENT FOR THE YEAR 1993 OF THE American Country Insurance Company

                           SCHEDULE P - PART 2N - REINSURANCE A

             NONE

        (1)                             INCURRED LOSSES AND ALLOCATED EXPENSES REPORTED AT YEAR END (000 OMITTED)
- ------------------------------------------------------------------------------------------------------------------------
  Years in Which          (2)           (3)           (4)           (5)           (6)           (7)           (8)
   Losses Were
     Incurred            1984          1985          1986          1987          1988          1989          1990
- ------------------------------------------------------------------------------------------------------------------------
  1. 1988 ........      X X X          X X X         X X X         X X X                0             0             0
  2. 1989 ........      X X X          X X X         X X X         X X X         X X X                0             0
  3. 1990 ........      X X X          X X X         X X X         X X X         X X X         X X X                0
  4. 1991 ........      X X X          X X X         X X X         X X X         X X X         X X X         X X X
  5. 1992 ........      X X X          X X X         X X X         X X X         X X X         X X X         X X X
  6. 1993 ........      X X X          X X X         X X X         X X X         X X X         X X X         X X X
- ------------------------------------------------------------------------------------------------------------------------


INCURRED LOSSES AND ALLOCATED EXPENSES REPORTED AT YEAR END
(000 OMITTED)                                                          DEVELOPMENT **
- -------------------------------------------------------------      -----------------------
                           (9)          (10)          (11)          (12)          (13)

                         1991           1992          1993         One Year      Two Year
- ------------------------------------------------------------------------------------------
  1. 1988 ........              0             0             0             0             0
  2. 1989 ........              0             0             0             0             0
  3. 1990 ........              0             0             0             0             0
  4. 1991 ........              0             0             0             0             0
  5. 1992 ........       X X X                0             0             0      X X X
  6. 1993 ........       X X X         X X X                0      X X X         X X X
- ------------------------------------------------------------------------------------------
                                                  7.  TOTALS              0             0
- ------------------------------------------------------------------------------------------
- ------------------------------------------------------------------------------------------





                            SCHEDULE P - PART 2O - REINSURANCE B

         (1)                         INCURRED LOSSES AND ALLOCATED EXPENSES REPORTED AT YEAR END (000 OMITTED)
                      -----------------------------------------------------------------------------------------------
   Years in Which           (2)           (3)           (4)           (5)           (6)           (7)
    Losses Were
      Incurred             1984          1985          1986          1987          1988          1989

- ---------------------------------------------------------------------------------------------------------------------

  1. 1988 ........      X X X          X X X         X X X         X X X                0             0             0
  2. 1989 ........      X X X          X X X         X X X         X X X         X X X                0             0
  3. 1990 ........      X X X          X X X         X X X         X X X         X X X         X X X                0
  4. 1991 ........      X X X          X X X         X X X         X X X         X X X         X X X         X X X
  5. 1992 ........      X X X          X X X         X X X         X X X         X X X         X X X         X X X
  6. 1993 ........      X X X          X X X         X X X         X X X         X X X         X X X         X X X
- ---------------------------------------------------------------------------------------------------------------------


INCURRED LOSSES AND ALLOCATED EXPENSES REPORTED AT YEAR END
(000 OMITTED)                                                          DEVELOPMENT **
- -------------------------------------------------------------      -----------------------
                           (9)          (10)          (11)          (12)          (13)

                         1991           1992          1993         One Year      Two Year
- -----------------------------------------------------------------------------------------
  1. 1988 ........              0             0             0             0             0
  2. 1989 ........              0             0             0             0             0
  3. 1990 ........              0             0             0             0             0
  4. 1991 ........              0             0             0             0             0
  5. 1992 ........       X X X                0             0             0      X X X
  6. 1993 ........       X X X         X X X                0      X X X         X X X
- -----------------------------------------------------------------------------------------
                                                  7.  TOTALS              0             0
- -----------------------------------------------------------------------------------------
- -----------------------------------------------------------------------------------------



                           SCHEDULE P - PART 2P - REINSURANCE C

         (1)                         INCURRED LOSSES AND ALLOCATED EXPENSES REPORTED AT YEAR END (000 OMITTED)
                      -----------------------------------------------------------------------------------------------
   Years in Which           (2)           (3)           (4)           (5)           (6)           (7)        (8)
    Losses Were
      Incurred             1984          1985          1986          1987          1988          1989        1990
- ---------------------------------------------------------------------------------------------------------------------

  1. 1988 ........      X X X          X X X         X X X         X X X                0             0             0
  2. 1989 ........      X X X          X X X         X X X         X X X         X X X                0             0
  3. 1990 ........      X X X          X X X         X X X         X X X         X X X         X X X                0
  4. 1991 ........      X X X          X X X         X X X         X X X         X X X         X X X         X X X
  5. 1992 ........      X X X          X X X         X X X         X X X         X X X         X X X         X X X
  6. 1993 ........      X X X          X X X         X X X         X X X         X X X         X X X         X X X
- ---------------------------------------------------------------------------------------------------------------------


INCURRED LOSSES AND ALLOCATED EXPENSES REPORTED AT YEAR END
(000 OMITTED)                                                          DEVELOPMENT **
- -------------------------------------------------------------      -----------------------
                           (9)          (10)          (11)          (12)          (13)

                         1991           1992          1993         One Year      Two Year
- -----------------------------------------------------------------------------------------
  1. 1988 ........              0             0             0             0             0
  2. 1989 ........              0             0             0             0             0
  3. 1990 ........              0             0             0             0             0
  4. 1991 ........              0             0             0             0             0
  5. 1992 ........       X X X                0             0             0      X X X
  6. 1993 ........       X X X         X X X                0      X X X         X X X
- ------------------------------------------------------------------------------------------
                             7.  TOTALS                     0             0
- ------------------------------------------------------------------------------------------
- ------------------------------------------------------------------------------------------




                            SCHEDULE P - PART 2Q - REINSURANCE D

         (1)                         INCURRED LOSSES AND ALLOCATED EXPENSES REPORTED AT YEAR END (000 OMITTED)
                      ---------------------------------------------------------------------------------------------------
   Years in Which           (2)           (3)           (4)           (5)           (6)           (7)          (8)
    Losses Were
      Incurred             1984          1985          1986          1987          1988          1989         1990
- -------------------------------------------------------------------------------------------------------------------------

  1. Prior .......  *           0             0             0             0             0             0             0
  2. 1984 ........              0             0             0             0             0             0             0
  3. 1985 ........      X X X                 0             0             0             0             0             0
  4. 1986 ........      X X X          X X X                0             0             0             0             0
  5. 1987 ........      X X X          X X X         X X X                0             0             0             0
- -------------------------------------------------------------------------------------------------------------------------


INCURRED LOSSES AND ALLOCATED EXPENSES REPORTED AT YEAR END
(000 OMITTED)                                                          DEVELOPMENT **
- -------------------------------------------------------------      -----------------------
                           (9)          (10)          (11)          (12)          (13)

                         1991           1992          1993         One Year      Two Year
- ------------------------------------------------------------------------------------------
  1. Prior .......  *            0             0             0             0             0
  2. 1984 ........               0             0             0             0             0
  3. 1985 ........               0             0             0             0             0
  4. 1986 ........               0             0             0             0             0
  5. 1987 ........               0             0             0             0             0
- ------------------------------------------------------------------------------------------
                                                  6.  TOTALS               0             0
- -------------------------------------------------------------------------------------------
- -------------------------------------------------------------------------------------------



                     SCHEDULE P - PART 2R - SECTION 1

                      PRODUCTS LIABILITY - OCCURRENCE

         (1)                         INCURRED LOSSES AND ALLOCATED EXPENSES REPORTED AT YEAR END (000 OMITTED)
                      --------------------------------------------------------------------------------------------------
   Years in Which           (2)           (3)           (4)           (5)           (6)           (7)         (8)
    Losses Were
      Incurred             1984          1985          1986          1987          1988          1989        1990

- ------------------------------------------------------------------------------------------------------------------------
  1. Prior .......  *           0             0             0             0             0             0             0
  2. 1984 ........              0             0             0             0             0             0             0
  3. 1985 ........      X X X                 0             0             0             0             0             0
  4. 1986 ........      X X X          X X X                0             0             0             0             0
  5. 1987 ........      X X X          X X X         X X X                0             0             0             0
  6. 1988 ........      X X X          X X X         X X X         X X X                0             0             0
  7. 1989 ........      X X X          X X X         X X X         X X X         X X X                0             0
  8. 1990 ........      X X X          X X X         X X X         X X X         X X X         X X X                0
  9. 1991 ........      X X X          X X X         X X X         X X X         X X X         X X X         X X X
 10. 1992 ........      X X X          X X X         X X X         X X X         X X X         X X X         X X X
 11. 1993 ........      X X X          X X X         X X X         X X X         X X X         X X X         X X X
- ------------------------------------------------------------------------------------------------------------------------



INCURRED LOSSES AND ALLOCATED EXPENSES REPORTED AT YEAR END
(000 OMITTED)                                                          DEVELOPMENT **
- -------------------------------------------------------------      -----------------------
                           (9)          (10)          (11)          (12)          (13)

                         1991           1992          1993         One Year      Two Year
- ------------------------------------------------------------------------------------------
  1. Prior .......  *            0             0             0             0             0
  2. 1984 ........               0             0             0             0             0
  3. 1985 ........               0             0             0             0             0
  4. 1986 ........               0             0             0             0             0
  5. 1987 ........               0             0             0             0             0
  6. 1988 ........               0             0             0             0             0
  7. 1989 ........               0             0             0             0             0
  8. 1990 ........               0             0             0             0             0
  9. 1991 ........               0             0             0             0             0
 10. 1992 ........       X X X                 0             0             0      X X X
 11. 1993 ........       X X X          X X X                0      X X X         X X X
- -------------------------------------------------------------------------------------------
                                                  12.  TOTALS              0             0
- -------------------------------------------------------------------------------------------
- -------------------------------------------------------------------------------------------




                     SCHEDULE P - PART 2R - SECTION 2

                      PRODUCTS LIABILITY - CLAIMS MADE

         (1)                         INCURRED LOSSES AND ALLOCATED EXPENSES REPORTED AT YEAR END (000 OMITTED)
                      --------------------------------------------------------------------------------------------------
   Years in Which           (2)           (3)           (4)           (5)           (6)           (7)          (8)
    Losses Were
      Incurred             1984          1985          1986          1987          1988          1989         1990
- ------------------------------------------------------------------------------------------------------------------------
  1. Prior .......  *           0             0             0             0             0             0             0
  2. 1984 ........              0             0             0             0             0             0             0
  3. 1985 ........      X X X                 0             0             0             0             0             0
  4. 1986 ........      X X X          X X X                0             0             0             0             0
  5. 1987 ........      X X X          X X X         X X X                0             0             0             0
  6. 1988 ........      X X X          X X X         X X X         X X X                0             0             0
  7. 1989 ........      X X X          X X X         X X X         X X X         X X X                0             0
  8. 1990 ........      X X X          X X X         X X X         X X X         X X X         X X X                0
  9. 1991 ........      X X X          X X X         X X X         X X X         X X X         X X X         X X X
 10. 1992 ........      X X X          X X X         X X X         X X X         X X X         X X X         X X X
 11. 1993 ........      X X X          X X X         X X X         X X X         X X X         X X X         X X X
- -------------------------------------------------------------------------------------------------------------------------


INCURRED LOSSES AND ALLOCATED EXPENSES REPORTED AT YEAR END
(000 OMITTED)                                                          DEVELOPMENT **
- -------------------------------------------------------------      -----------------------
                           (9)          (10)          (11)          (12)          (13)

                         1991           1992          1993         One Year      Two Year
- ------------------------------------------------------------------------------------------
  1. Prior .......  *            0             0             0             0             0
  2. 1984 ........               0             0             0             0             0
  3. 1985 ........               0             0             0             0             0
  4. 1986 ........               0             0             0             0             0
  5. 1987 ........               0             0             0             0             0
  6. 1988 ........               0             0             0             0             0
  7. 1989 ........               0             0             0             0             0
  8. 1990 ........               0             0             0             0             0
  9. 1991 ........       X X X                 0             0             0      X X X
 10. 1992 ........       X X X          X X X                0      X X X         X X X
 11. 1993 ........
- -------------------------------------------------------------------------------------------
                                                  12.  TOTALS              0             0
- -------------------------------------------------------------------------------------------
- -------------------------------------------------------------------------------------------

  * Reported reserves only. Subsequent development relates only to subsequent payments and reserves.
  ** Current year less first or second prior year, showing (redundant) or adverse.


 ANNUAL STATEMENT FOR THE YEAR 1993 OF THE American Country Insurance Company


                SCHEDULE P - PART 3A - HOMEOWNERS/FARMOWNERS


         (1)                         CUMULATIVE PAID LOSSES AND ALLOCATED EXPENSES AT YEAR END (000 OMITTED)
                          ----------------------------------------------------------------------------------------------

   Years in Which          (2)           (3)           (4)           (5)           (6)           (7)           (8)
    Losses Were
      Incurred             1984         1985          1986          1987          1988          1989          1990
- ------------------------------------------------------------------------------------------------------------------------
  1. Prior .........      0 0 0                0             0             0             0             0             0
  2. 1984 ..........             0             0             0             0             0             0             0
  3. 1985 ..........      X X X                7            11            15            43            12            12
  4. 1986 ..........      X X X         X X X               25            42           148            57            81
  5. 1987 ..........      X X X         X X X         X X X               56           270           149           147
  6. 1988 ..........      X X X         X X X         X X X         X X X              397           432           422
  7. 1989 ..........      X X X         X X X         X X X         X X X         X X X              162           199
  8. 1990 ..........      X X X         X X X         X X X         X X X         X X X         X X X              345
  9. 1991 ..........      X X X         X X X         X X X         X X X         X X X         X X X         X X X
 10. 1992 ..........      X X X         X X X         X X X         X X X         X X X         X X X         X X X
 11. 1993 ..........      X X X         X X X         X X X         X X X         X X X         X X X         X X X
- ------------------------------------------------------------------------------------------------------------------------


                           CUMULATIVE PAID LOSSES AND ALLOCATED
                           EXPENSES AT YEAR END (000 OMITTED)        (12)          (13)
                           ------------------------------------    Number of     Number of
                            (9)          (10)          (11)      Claims Closed Claims Closed
                                                                   With Loss    Without Loss
                           1991          1992          1993         Payment       Payment
- ---------------------------------------------------------------------------------------------
  1. Prior .........             0             0             0             0             0
  2. 1984 ..........             0             0             0             0             0
  3. 1985 ..........            12            12            12             0             0
  4. 1986 ..........            81            81            81             0             0
  5. 1987 ..........           148           215           217           176            60
  6. 1988 ..........           452           452           468           240            86
  7. 1989 ..........           199           200           204           187            64
  8. 1990 ..........           316           320           227           160            55
  9. 1991 ..........           308           496           507           142            37
 10. 1992 ..........      X X X              261           302           141            31
 11. 1993 ..........      X X X         X X X               99           100            28
- ---------------------------------------------------------------------------------------------



                          SCHEDULE P - PART 3B

                PRIVATE PASSENGER AUTO LIABILITY/MEDICAL


         (1)                         CUMULATIVE PAID LOSSES AND ALLOCATED EXPENSES AT YEAR END (000 OMITTED)
                          ----------------------------------------------------------------------------------------------

   Years in Which          (2)           (3)           (4)           (5)           (6)           (7)           (8)
    Losses Were
      Incurred             1984         1985          1986          1987          1988          1989          1990
- ----------------------------------------------------------------------------------------------------------------------
  1. Prior .........      0 0 0                0             0             0             0             0             0
  2. 1984 ..........           105           373           438           463           372           463           477
  3. 1985 ..........      X X X              224           562           482           658         1,001         1,008
  4. 1986 ..........      X X X         X X X              255           595           506           774           881
  5. 1987 ..........      X X X         X X X         X X X              203           445           869           942
  6. 1988 ..........      X X X         X X X         X X X         X X X              256           785         1,011
  7. 1989 ..........      X X X         X X X         X X X         X X X         X X X              256           616
  8. 1990 ..........      X X X         X X X         X X X         X X X         X X X         X X X              281
  9. 1991 ..........      X X X         X X X         X X X         X X X         X X X         X X X         X X X
 10. 1992 ..........      X X X         X X X         X X X         X X X         X X X         X X X         X X X
 11. 1993 ..........      X X X         X X X         X X X         X X X         X X X         X X X         X X X
- ----------------------------------------------------------------------------------------------------------------------

                           CUMULATIVE PAID LOSSES AND ALLOCATED
                           EXPENSES AT YEAR END (000 OMITTED)        (12)          (13)
                           ------------------------------------    Number of     Number of
                            (9)          (10)          (11)      Claims Closed Claims Closed
                                                                   With Loss    Without Loss
                           1991          1992          1993         Payment       Payment
- ------------------------------------------------------------------------------------------
  1. Prior .........             0             0             0             0             0
  2. 1984 ..........           505           506           513             0             0
  3. 1985 ..........         1,007         1,014         1,058             0             0
  4. 1986 ..........         1,082         1,094         1,194             0             0
  5. 1987 ..........           985           923         1,060           524           495
  6. 1988 ..........         1,146         1,154         1,199           534           487
  7. 1989 ..........           908         1,083         1,215           461           393
  8. 1990 ..........           594           777           908           483           358
  9. 1991 ..........           369           798         1,378         1,034           376
 10. 1992 ..........      X X X              476         1,331           592           383
 11. 1993 ..........      X X X         X X X              457           392           315
- ------------------------------------------------------------------------------------------


                                      SCHEDULE P - PART 3C

                COMMERCIAL AUTO/TRUCK LIABILITY/MEDICAL



         (1)                         CUMULATIVE PAID LOSSES AND ALLOCATED EXPENSES AT YEAR END (000 OMITTED)
                          ----------------------------------------------------------------------------------------------

   Years in Which          (2)           (3)           (4)           (5)           (6)           (7)           (8)
    Losses Were
      Incurred             1984         1985          1986          1987          1988          1989          1990
- -------------------------------------------------------------------------------------------------------------------------
  1. Prior .........      0 0 0                0             0             0             0             0             0
  2. 1984 ..........            34           125           147           154           247           168           168
  3. 1985 ..........      X X X               75           188           261           439           224           224
  4. 1986 ..........      X X X         X X X               86           199           337           163           158
  5. 1987 ..........      X X X         X X X         X X X               68           296           206           251
  6. 1988 ..........      X X X         X X X         X X X         X X X              171           394           568
  7. 1989 ..........      X X X         X X X         X X X         X X X         X X X              261           590
  8. 1990 ..........      X X X         X X X         X X X         X X X         X X X         X X X              364
  9. 1991 ..........      X X X         X X X         X X X         X X X         X X X         X X X         X X X
 10. 1992 ..........      X X X         X X X         X X X         X X X         X X X         X X X         X X X
 11. 1993 ..........      X X X         X X X         X X X         X X X         X X X         X X X         X X X
- -------------------------------------------------------------------------------------------------------------------------

                           CUMULATIVE PAID LOSSES AND ALLOCATED
                           EXPENSES AT YEAR END (000 OMITTED)        (12)          (13)
                           ------------------------------------    Number of     Number of
                            (9)          (10)          (11)      Claims Closed Claims Closed
                                                                   With Loss    Without Loss
                           1991          1992          1993         Payment       Payment
- -------------------------------------------------------------------------------------------
  1. Prior .........             0             0             0             0             0
  2. 1984 ..........           171           171           171             0             0
  3. 1985 ..........           224           259           260             0             0
  4. 1986 ..........           158           163           220             0             0
  5. 1987 ..........           392           406           454           177           148
  6. 1988 ..........           588           671           782           319           218
  7. 1989 ..........         1,084         1,144         1,275           466           239
  8. 1990 ..........           690           774         1,111           534           281
  9. 1991 ..........           368           656           746           421           246
 10. 1992 ..........      X X X              389           751           421           200
 11. 1993 ..........      X X X         X X X              346           269           220
- -------------------------------------------------------------------------------------------



                 SCHEDULE P - PART 3D - WORKERS' COMPENSATION

         (1)                         CUMULATIVE PAID LOSSES AND ALLOCATED EXPENSES AT YEAR END (000 OMITTED)
                          ----------------------------------------------------------------------------------------------

   Years in Which          (2)           (3)           (4)           (5)           (6)           (7)           (8)
    Losses Were
      Incurred             1984         1985          1986          1987          1988          1989          1990
- --------------------------------------------------------------------------------------------------------------------------
  1. Prior .........      0 0 0                0             0             0             0             0             0
  2. 1984 ..........           128           374           597           722           728           737           728
  3. 1985 ..........      X X X              251           427           632           713           752           755
  4. 1986 ..........      X X X         X X X              302           743         1,291         1,394         1,458
  5. 1987 ..........      X X X         X X X         X X X              448         1,063         1,511         1,804
  6. 1988 ..........      X X X         X X X         X X X         X X X              817         1,840         2,647
  7. 1989 ..........      X X X         X X X         X X X         X X X         X X X            1,073         2,314
  8. 1990 ..........      X X X         X X X         X X X         X X X         X X X         X X X            1,482
  9. 1991 ..........      X X X         X X X         X X X         X X X         X X X         X X X         X X X
 10. 1992 ..........      X X X         X X X         X X X         X X X         X X X         X X X         X X X
 11. 1993 ..........      X X X         X X X         X X X         X X X         X X X         X X X         X X X
- --------------------------------------------------------------------------------------------------------------------------

                           CUMULATIVE PAID LOSSES AND ALLOCATED
                           EXPENSES AT YEAR END (000 OMITTED)        (12)          (13)
                           ------------------------------------    Number of     Number of
                            (9)          (10)          (11)      Claims Closed Claims Closed
                                                                   With Loss    Without Loss
                           1991          1992          1993         Payment       Payment
- ---------------------------------------------------------------------------------------------
  1. Prior .........             0             0             0             0             0
  2. 1984 ..........           729           729           740             0             0
  3. 1985 ..........           758           760           763             0             0
  4. 1986 ..........         1,575         1,693         1,932             0             0
  5. 1987 ..........         1,821         1,893         1,869         2,271           309
  6. 1988 ..........         3,081         3,375         3,670         4,299           389
  7. 1989 ..........         3,017         3,575         4,142         4,944           621
  8. 1990 ..........         3,508         4,833         5,786         6,882           947
  9. 1991 ..........         1,490         3,711         4,952         6,132           940
 10. 1992 ..........      X X X            1,547         3,923         5,362           831
 11. 1993 ..........      X X X         X X X            1,784         2,393           768
- ---------------------------------------------------------------------------------------------



                   SCHEDULE P - PART 3E - COMMERCIAL MULTIPLE PERIL

         (1)                         CUMULATIVE PAID LOSSES AND ALLOCATED EXPENSES AT YEAR END (000 OMITTED)
                          ----------------------------------------------------------------------------------------------

   Years in Which          (2)           (3)           (4)           (5)           (6)           (7)           (8)
    Losses Were
      Incurred             1984         1985          1986          1987          1988          1989          1990
- ----------------------------------------------------------------------------------------------------------------------
  1. Prior .........      0 0 0                0             0             0             0             0             0
  2. 1984 ..........             0            10            10            10            10             8             8
  3. 1985 ..........      X X X               38            61            82            54            87            86
  4. 1986 ..........      X X X         X X X              139           236           194           347           361
  5. 1987 ..........      X X X         X X X         X X X              313           340           573           534
  6. 1988 ..........      X X X         X X X         X X X         X X X              498           948           884
  7. 1989 ..........      X X X         X X X         X X X         X X X         X X X              392           609
  8. 1990 ..........      X X X         X X X         X X X         X X X         X X X         X X X              549
  9. 1991 ..........      X X X         X X X         X X X         X X X         X X X         X X X         X X X
 10. 1992 ..........      X X X         X X X         X X X         X X X         X X X         X X X         X X X
 11. 1993 ..........      X X X         X X X         X X X         X X X         X X X         X X X         X X X
- ----------------------------------------------------------------------------------------------------------------------

                           CUMULATIVE PAID LOSSES AND ALLOCATED
                           EXPENSES AT YEAR END (000 OMITTED)        (12)          (13)
                           ------------------------------------    Number of     Number of
                            (9)          (10)          (11)      Claims Closed Claims Closed
                                                                   With Loss    Without Loss
                           1991          1992          1993         Payment       Payment
- -------------------------------------------------------------------------------------------
  1. Prior .........             0             0             0             0             0
  2. 1984 ..........             8             9             8             0             0
  3. 1985 ..........            86            86            88             0             0
  4. 1986 ..........           479           518           672             0             0
  5. 1987 ..........           591           612           931           259           147
  6. 1988 ..........           960         1,173         1,499           302           162
  7. 1989 ..........           667           763         1,019           310           132
  8. 1990 ..........         1,063         1,339         1,658         3,337           134
  9. 1991 ..........           579         1,067         1,525           347           146
 10. 1992 ..........      X X X              821         1,299           387           147
 11. 1993 ..........      X X X         X X X            1,150           270           107
- -------------------------------------------------------------------------------------------


 NOTE: Net of salvage and subrogation received.


 ANNUAL STATEMENT FOR THE YEAR 1993 OF THE American Country Insurance Company

                SCHEDULE P - PART 3F - SECTION 1

                MEDICAL MALPRACTICE - OCCURRENCE

         (1)                 CUMULATIVE PAID LOSSES AND ALLOCATED EXPENSES AT YEAR END (000 OMITTED)
                          ---------------------------------------------------------------------------------

   Years in Which          (2)           (3)           (4)           (5)           (6)           (7)
    Losses Were
      Incurred             1984         1985          1986          1987          1988          1989
- -----------------------------------------------------------------------------------------------------------
  1. Prior ........     0 0 0                0             0             0             0             0
  2. 1984 .........            0             0             0             0             0             0
  3. 1985 .........     X X X                0             0             0             0             0
  4. 1986 .........     X X X         X X X                0             0             0             0
  5. 1987 .........     X X X         X X X         X X X                0             0             0
  6. 1988 .........     X X X         X X X         X X X         X X X                0             0
  7. 1989 .........     X X X         X X X         X X X         X X X         X X X                0
  8. 1990 .........     X X X         X X X         X X X         X X X         X X X         X X X
  9. 1991 .........     X X X         X X X         X X X         X X X         X X X         X X X
 10. 1992 .........     X X X         X X X         X X X         X X X         X X X         X X X
 11. 1993 .........     X X X         X X X         X X X         X X X         X X X         X X X
- -----------------------------------------------------------------------------------------------------------



                        CUMULATIVE PAID LOSSES AND ALLOCATED EXPENSES AT YEAR END
                        (000 OMITTED)
                        --------------------------------------------------------       (12)           (13)
                                                                                    Number of      Number of
                            (8)           (9)          (10)           (11)        Claims Closed  Claims Close
                                                                                    With Loss    Without Loss
                            1990          1991          1992          1993           Payment        Payment
- -----------------------------------------------------------------------------------------------------------
  1. Prior ........              0             0             0             0              0              0
  2. 1984 .........              0             0             0             0              0              0
  3. 1985 .........              0             0             0             0              0              0
  4. 1986 .........              0             0             0             0              0              0
  5. 1987 .........              0             0             0             0              0              0
  6. 1988 .........              0             0             0             0              0              0
  7. 1989 .........              0             0             0             0              0              0
  8. 1990 .........              0             0             0             0              0              0
  9. 1991 .........       X X X                0             0             0              0              0
 10. 1992 .........       X X X         X X X                0             0              0              0
 11. 1993 .........       X X X         X X X         X X X                0              0              0
- -----------------------------------------------------------------------------------------------------------





                SCHEDULE P - PART 3F - SECTION 2

               MEDICAL MALPRACTICE - CLAIMS MADE

         (1)               CUMULATIVE PAID LOSSES AND ALLOCATED EXPENSES AT YEAR END (000 OMITTED)
                        ------------------------------------------------------------------------------
   Years in Which        (2)           (3)           (4)           (5)           (6)           (7)
    Losses Were
      Incurred          1984          1985          1986          1987          1988          1989
- ------------------------------------------------------------------------------------------------------
  1. Prior ........     0 0 0                0             0             0             0             0
  2. 1984 .........            0             0             0             0             0             0
  3. 1985 .........     X X X                0             0             0             0             0
  4. 1986 .........     X X X         X X X                0             0             0             0
  5. 1987 .........     X X X         X X X         X X X                0             0             0
  6. 1988 .........     X X X         X X X         X X X         X X X                0             0
  7. 1989 .........     X X X         X X X         X X X         X X X         X X X                0
  8. 1990 .........     X X X         X X X         X X X         X X X         X X X         X X X
  9. 1991 .........     X X X         X X X         X X X         X X X         X X X         X X X
 10. 1992 .........     X X X         X X X         X X X         X X X         X X X         X X X
 11. 1993 .........     X X X         X X X         X X X         X X X         X X X         X X X
- ------------------------------------------------------------------------------------------------------

                        CUMULATIVE PAID LOSSES AND ALLOCATED EXPENSES AT YEAR END
                        (000 OMITTED)
                        --------------------------------------------------------       (12)           (13)
                                                                                    Number of      Number of
                            (8)           (9)          (10)           (11)        Claims Closed  Claims Close
                                                                                    With Loss    Without Loss
                            1990          1991          1992          1993           Payment        Payment
- -------------------------------------------------------------------------------------------------
  1. Prior ........            0             0             0             0              0              0
  2. 1984 .........            0             0             0             0              0              0
  3. 1985 .........            0             0             0             0              0              0
  4. 1986 .........            0             0             0             0              0              0
  5. 1987 .........            0             0             0             0              0              0
  6. 1988 .........            0             0             0             0              0              0
  7. 1989 .........            0             0             0             0              0              0
  8. 1990 .........            0             0             0             0              0              0
  9. 1991 .........     X X X                0             0             0              0              0
 10. 1992 .........     X X X         X X X                0             0              0              0
 11. 1993 .........     X X X         X X X         X X X                0              0              0
- --------------------------------------------------------------------------------------------------------

                          SCHEDULE P - PART 3G - SPECIAL LIABILITY

                            (OCEAN MARINE, AIRCRAFT (ALL PERILS),

                                   BOILER AND MACHINERY)

         (1)               CUMULATIVE PAID LOSSES AND ALLOCATED EXPENSES AT YEAR END (000 OMITTED)
                        ---------------------------------------------------------------------------------
   Years in Which        (2)           (3)           (4)           (5)           (6)           (7)
    Losses Were
      Incurred          1984          1985          1986          1987          1988          1989
- ---------------------------------------------------------------------------------------------------------
  1. Prior ........     0 0 0                0             0             0             0             0
  2. 1984 .........            0             0             0             0             0             0
  3. 1985 .........     X X X                0             0             0             0             0
  4. 1986 .........     X X X         X X X                0             0             0             0
  5. 1987 .........     X X X         X X X         X X X                0             0             0
  6. 1988 .........     X X X         X X X         X X X         X X X                0             0
  7. 1989 .........     X X X         X X X         X X X         X X X         X X X                0
  8. 1990 .........     X X X         X X X         X X X         X X X         X X X         X X X
  9. 1991 .........     X X X         X X X         X X X         X X X         X X X         X X X
 10. 1992 .........     X X X         X X X         X X X         X X X         X X X         X X X
 11. 1993 .........     X X X         X X X         X X X         X X X         X X X         X X X
- ---------------------------------------------------------------------------------------------------------

                        CUMULATIVE PAID LOSSES AND ALLOCATED EXPENSES AT YEAR END
                        (000 OMITTED)
                        --------------------------------------------------------       (12)           (13)
                                                                                    Number of      Number of
                            (8)           (9)          (10)           (11)        Claims Closed  Claims Close
                                                                                    With Loss    Without Loss
                            1990          1991          1992          1993           Payment        Payment
- -------------------------------------------------------------------------------------------------------------
  1. Prior ........                 0             0             0             0       X X X          X X X
  2. 1984 .........                 0             0             0             0       X X X          X X X
  3. 1985 .........                 0             0             0             0       X X X          X X X
  4. 1986 .........                 0             0             0             0       X X X          X X X
  5. 1987 .........                 0             0             0             0       X X X          X X X
  6. 1988 .........                 0             0             0             0       X X X          X X X
  7. 1989 .........                 0             0             0             0       X X X          X X X
  8. 1990 .........                 0             0             0             0       X X X          X X X
  9. 1991 .........          X X X                0             0             0       X X X          X X X
 10. 1992 .........          X X X         X X X                0             0       X X X          X X X
 11. 1993 .........          X X X         X X X         X X X                0       X X X          X X X
- -----------------------------------------------------------------------------------------------------




                SCHEDULE P - PART 3H - SECTION 1


                 OTHER LIABILITY - OCCURRENCE

         (1)               CUMULATIVE PAID LOSSES AND ALLOCATED EXPENSES AT YEAR END (000 OMITTED)
                        ----------------------------------------------------------------------------------
   Years in Which        (2)           (3)           (4)           (5)           (6)           (7)
    Losses Were
      Incurred          1984          1985          1986          1987          1988          1989
- ----------------------------------------------------------------------------------------------------------
  1. Prior ........     0 0 0                0             0             0             0             0
  2. 1984 .........            0             2            14            17            17            22
  3. 1985 .........     X X X                4           132           136           139           152
  4. 1986 .........     X X X         X X X                1            28            48            66
  5. 1987 .........     X X X         X X X         X X X               80           105           118
  6. 1988 .........     X X X         X X X         X X X         X X X               18            48
  7. 1989 .........     X X X         X X X         X X X         X X X         X X X               10
  8. 1990 .........     X X X         X X X         X X X         X X X         X X X         X X X
  9. 1991 .........     X X X         X X X         X X X         X X X         X X X         X X X
 10. 1992 .........     X X X         X X X         X X X         X X X         X X X         X X X
 11. 1993 .........     X X X         X X X         X X X         X X X         X X X         X X X
- ----------------------------------------------------------------------------------------------------------

                        CUMULATIVE PAID LOSSES AND ALLOCATED EXPENSES AT YEAR END
                        (000 OMITTED)
                        --------------------------------------------------------       (12)           (13)
                                                                                    Number of      Number of
                            (8)           (9)          (10)           (11)        Claims Closed  Claims Close
                                                                                    With Loss    Without Loss
                            1990          1991          1992          1993           Payment        Payment
- -------------------------------------------------------------------------------------------------------------
  1. Prior ........           0             0             0             0              0              0
  2. 1984 .........          30            44            46            60              0              0
  3. 1985 .........         158           230           232           237              0              0
  4. 1986 .........          62            96            96           110              0              0
  5. 1987 .........         122           178           180           194             35             26
  6. 1988 .........         106           453           639           709             36             43
  7. 1989 .........          92           141           192           217             24             30
  8. 1990 .........           3           122           250           318             21             20
  9. 1991 .........    X X X               30            58            77             17             22
 10. 1992 .........    X X X         X X X               83            97             15              8
 11. 1993 .........    X X X         X X X         X X X               16              9              6
- -------------------------------------------------------------------------------------------------------------

                      SCHEDULE P - PART 3H - SECTION 2

                       OTHER LIABILITY - CLAIMS MADE

         (1)               CUMULATIVE PAID LOSSES AND ALLOCATED EXPENSES AT YEAR END (000 OMITTED)
                        -----------------------------------------------------------------------------
   Years in Which        (2)           (3)           (4)           (5)           (6)           (7)
    Losses Were
      Incurred          1984          1985          1986          1987          1988          1989
- --------------------------------------------------------------------------------------------------------
  1. Prior ........     0 0 0                0             0             0             0             0
  2. 1984 .........            0             0             0             0             0             0
  3. 1985 .........     X X X                0             0             0             0             0
  4. 1986 .........     X X X         X X X                0             0             0             0
  5. 1987 .........     X X X         X X X         X X X                0             0             0
  6. 1988 .........     X X X         X X X         X X X         X X X                0             0
  7. 1989 .........     X X X         X X X         X X X         X X X         X X X                0
  8. 1990 .........     X X X         X X X         X X X         X X X         X X X         X X X
  9. 1991 .........     X X X         X X X         X X X         X X X         X X X         X X X
 10. 1992 .........     X X X         X X X         X X X         X X X         X X X         X X X
 11. 1993 .........     X X X         X X X         X X X         X X X         X X X         X X X
- --------------------------------------------------------------------------------------------------------

                        CUMULATIVE PAID LOSSES AND ALLOCATED EXPENSES AT YEAR END
                        (000 OMITTED)
                        --------------------------------------------------------       (12)           (13)
                                                                                    Number of      Number of
                            (8)           (9)          (10)           (11)        Claims Closed  Claims Close
                                                                                    With Loss    Without Loss
                            1990          1991          1992          1993           Payment        Payment
- -------------------------------------------------------------------------------------------------------------
  1. Prior ........             0             0             0             0              0              0
  2. 1984 .........             0             0             0             0              0              0
  3. 1985 .........             0             0             0             0              0              0
  4. 1986 .........             0             0             0             0              0              0
  5. 1987 .........             0             0             0             0              0              0
  6. 1988 .........             0             0             0             0              0              0
  7. 1989 .........             0             0             0             0              0              0
  8. 1990 .........             0             0             0             0              0              0
  9. 1991 .........      X X X                0             0             0              0              0
 10. 1992 .........      X X X         X X X                0             0              0              0
 11. 1993 .........      X X X         X X X         X X X                0              0              0
- -------------------------------------------------------------------------------------------------------------

 NOTE: Net of salvage and subrogation received.


ANNUAL STATEMENT FOR THE YEAR 1993 OF THE American Country Insurance Company


                SCHEDULE P - PART 3I - SPECIAL PROPERTY (FIRE,

                  ALLIED LINES, INLAND MARINE, EARTHQUAKE,

                         GLASS, BURGLARY AND THEFT)


         (1)                      CUMULATIVE PAID LOSSES AND ALLOCATED EXPENSES AT YEAR END (000 OMITTED)
                      --------------------------------------------------------------------------------------------
   Years in Which        (2)           (3)           (4)           (5)           (6)           (7)           (8)
    Losses Were
      Incurred          1984          1985          1986          1987          1988          1989          1990
                      --------------------------------------------------------------------------------------------
  1. Prior ........     X X X         X X X         X X X         X X X         X X X         X X X         X X X
  2. 1992 .........     X X X         X X X         X X X         X X X         X X X         X X X         X X X
  3. 1993 .........     X X X         X X X         X X X         X X X         X X X         X X X         X X X
- ------------------------------------------------------------------------------------------------------------------


                      CUMULATIVE PAID LOSSES AND ALLOCATED
                        EXPENSES AT YEAR END (000 OMITTED)          (12)           (13)
                     ---------------------------------------      Number of      Number of
                         (9)          (10)           (11)      Claims Closed  Claims Closed
                                                                  With Loss    Without Loss
                         1991          1992          1993          Payment        Payment
                     ----------------------------------------------------------------------
  1. Prior ........     0 0 0                0             0       X X X          X X X
  2. 1992 .........     X X X               38            41       X X X          X X X
  3. 1993 .........     X X X         X X X               19       X X X          X X X
- -------------------------------------------------------------------------------------------


                 SCHEDULE P - PART 3J - AUTO PHYSICAL DAMAGE


         (1)                      CUMULATIVE PAID LOSSES AND ALLOCATED EXPENSES AT YEAR END (000 OMITTED)
                      --------------------------------------------------------------------------------------------
   Years in Which        (2)           (3)           (4)           (5)           (6)           (7)           (8)
    Losses Were
      Incurred          1984          1985          1986          1987          1988          1989          1990
- --------------------------------------------------------------------------------------------------------------------
  1. Prior ........     X X X         X X X         X X X         X X X         X X X         X X X         X X X
  2. 1992 .........     X X X         X X X         X X X         X X X         X X X         X X X         X X X
  3. 1993 .........     X X X         X X X         X X X         X X X         X X X         X X X         X X X
- -----------------------------------------------------------------------------------------------------------------

                           CUMULATIVE PAID LOSSES AND ALLOCATED
                           EXPENSES AT YEAR END (000 OMITTED)        (12)          (13)
                           ------------------------------------    Number of     Number of
                            (9)          (10)          (11)      Claims Closed Claims Closed
                                                                   With Loss    Without Loss
                           1991          1992          1993         Payment       Payment
- --------------------------------------------------------------------------------------------
  1. Prior ........     0 0 0                0             0              0              0
  2. 1992 .........     X X X            1,985         2,382          2,714            409
  3. 1993 .........     X X X         X X X            2,256          2,065            370
- --------------------------------------------------------------------------------------------


                SCHEDULE P - PART 3K - FIDELITY, SURETY,

                 FINANCIAL GUARANTY, MORTGAGE GUARANTY


         (1)                      CUMULATIVE PAID LOSSES AND ALLOCATED EXPENSES AT YEAR END (000 OMITTED)
                      --------------------------------------------------------------------------------------------
   Years in Which        (2)           (3)           (4)           (5)           (6)           (7)           (8)
    Losses Were
      Incurred          1984          1985          1986          1987          1988          1989          1990
- ---------------------------------------------------------------------------------------------------------------------
  1. Prior ........     X X X         X X X         X X X         X X X         X X X         X X X         X X X
  2. 1992 .........     X X X         X X X         X X X         X X X         X X X         X X X         X X X
  3. 1993 .........     X X X         X X X         X X X         X X X         X X X         X X X         X X X
- -----------------------------------------------------------------------------------------------------------------


                           CUMULATIVE PAID LOSSES AND ALLOCATED
                           EXPENSES AT YEAR END (000 OMITTED)        (12)          (13)
                           ------------------------------------    Number of     Number of
                            (9)          (10)          (11)      Claims Closed Claims Closed
                                                                   With Loss    Without Loss
                           1991          1992          1993         Payment       Payment
- --------------------------------------------------------------------------------------------
  1. Prior ........     0 0 0                0             0       X X X          X X X
  2. 1992 .........     X X X            1,706         3,352       X X X          X X X
  3. 1993 .........     X X X         X X X            1,721       X X X          X X X
- --------------------------------------------------------------------------------------------

                SCHEDULE P - PART 3L - OTHER

           (INCLUDING CREDIT, ACCIDENT AND HEALTH)

         (1)                      CUMULATIVE PAID LOSSES AND ALLOCATED EXPENSES AT YEAR END (000 OMITTED)
                      --------------------------------------------------------------------------------------------
   Years in Which        (2)           (3)           (4)           (5)           (6)           (7)           (8)
    Losses Were
      Incurred          1984          1985          1986          1987          1988          1989          1990
- -------------------------------------------------------------------------------------------------------------------
  1. Prior ........     X X X         X X X         X X X         X X X         X X X         X X X         X X X
  2. 1992 .........     X X X         X X X         X X X         X X X         X X X         X X X         X X X
  3. 1993 .........     X X X         X X X         X X X         X X X         X X X         X X X         X X X
- -------------------------------------------------------------------------------------------------------------------


                           CUMULATIVE PAID LOSSES AND ALLOCATED
                           EXPENSES AT YEAR END (000 OMITTED)        (12)          (13)
                           ------------------------------------    Number of     Number of
                            (9)          (10)          (11)      Claims Closed Claims Closed
                                                                   With Loss    Without Loss
                           1991          1992          1993         Payment       Payment
- ---------------------------------------------------------------------------------------
  1. Prior ........     0 0 0                0             0       X X X          X X X
  2. 1992 .........     X X X                0             0       X X X          X X X
  3. 1993 .........     X X X         X X X                0       X X X          X X X
- ---------------------------------------------------------------------------------------


                         SCHEDULE P - PART 3M - INTERNATIONAL


         (1)                      CUMULATIVE PAID LOSSES AND ALLOCATED EXPENSES AT YEAR END (000 OMITTED)
                      ------------------------------------------------------------------------------------------------
   Years in Which        (2)           (3)           (4)           (5)           (6)           (7)           (8)
    Losses Were
      Incurred          1984          1985          1986          1987          1988          1989          1990
- ----------------------------------------------------------------------------------------------------------------------
  1. Prior ........     0 0 0                0             0             0             0             0             0
  2. 1984 .........            0             0             0             0             0             0             0
  3. 1985 .........     X X X                0             0             0             0             0             0
  4. 1986 .........     X X X         X X X                0             0             0             0             0
  5. 1987 .........     X X X         X X X         X X X                0             0             0             0
  6. 1988 .........     X X X         X X X         X X X         X X X                0             0             0
  7. 1989 .........     X X X         X X X         X X X         X X X         X X X                0             0
  8. 1990 .........     X X X         X X X         X X X         X X X         X X X         X X X                0
  9. 1991 .........     X X X         X X X         X X X         X X X         X X X         X X X         X X X
 10. 1992 .........     X X X         X X X         X X X         X X X         X X X         X X X         X X X
 11. 1993 .........     X X X         X X X         X X X         X X X         X X X         X X X         X X X
- --------------------------------------------------------------------------------------------------------------------

                           CUMULATIVE PAID LOSSES AND ALLOCATED
                           EXPENSES AT YEAR END (000 OMITTED)        (12)          (13)
                           ------------------------------------    Number of     Number of
                            (9)          (10)          (11)      Claims Closed Claims Closed
                                                                   With Loss    Without Loss
                           1991          1992          1993         Payment       Payment
- ---------------------------------------------------------------------------------------
  1. Prior ........            0             0             0       X X X          X X X
  2. 1984 .........            0             0             0       X X X          X X X
  3. 1985 .........            0             0             0       X X X          X X X
  4. 1986 .........            0             0             0       X X X          X X X
  5. 1987 .........            0             0             0       X X X          X X X
  6. 1988 .........            0             0             0       X X X          X X X
  7. 1989 .........            0             0             0       X X X          X X X
  8. 1990 .........            0             0             0       X X X          X X X
  9. 1991 .........            0             0             0       X X X          X X X
 10. 1992 .........     X X X                0             0       X X X          X X X
 11. 1993 .........     X X X         X X X                0       X X X          X X X
- ---------------------------------------------------------------------------------------


 NOTE: Net of salvage and subrogation received.


ANNUAL STATEMENT FOR THE YEAR 1993 OF THE American Country Insurance Company




                SCHEDULE P - PART 3N - REINSURANCE A


         (1)                        CUMULATIVE PAID LOSSES AND ALLOCATED EXPENSES AT YEAR END (000 OMITTED)
                      -----------------------------------------------------------------------------------------------
   Years in Which        (2)           (3)           (4)           (5)           (6)           (7)           (8)
    Losses Were
      Incurred          1984          1985          1986          1987          1988          1989          1990
- ---------------------------------------------------------------------------------------------------------------------
  1. 1988 .........     X X X         X X X         X X X         X X X                0             0             0
  2. 1989 .........     X X X         X X X         X X X         X X X         X X X                0             0
  3. 1990 .........     X X X         X X X         X X X         X X X         X X X         X X X                0
  4. 1991 .........     X X X         X X X         X X X         X X X         X X X         X X X         X X X
  5. 1992 .........     X X X         X X X         X X X         X X X         X X X         X X X         X X X
  6. 1993 .........     X X X         X X X         X X X         X X X         X X X         X X X         X X X
- ---------------------------------------------------------------------------------------------------------------------


                     CUMULATIVE PAID LOSSES AND ALLOCATED
                     EXPENSES AT YEAR END (000 OMITTED)              (12)           (13)
                     -----------------------------------------     Number of      Number of
                           (9)          (10)           (11)      Claims Closed  Claims Closed
                                                                   With Loss    Without Loss
                          1991          1992          1993          Payment        Payment
                     ------------------------------------------------------------------------
  1. 1988 .........              0             0             0       X X X          X X X
  2. 1989 .........              0             0             0       X X X          X X X
  3. 1990 .........              0             0             0       X X X          X X X
  4. 1991 .........              0             0             0       X X X          X X X
  5. 1992 .........       X X X                0             0       X X X          X X X
  6. 1993 .........       X X X         X X X                0       X X X          X X X
- ---------------------------------------------------------------------------------------------


                          SCHEDULE P - PART 3O - REINSURANCE B


         (1)          CUMULATIVE PAID LOSSES AND ALLOCATED EXPENSES AT YEAR END (000 OMITTED)
                      ----------------------------------------------------------------------
   Years in Which        (2)           (3)           (4)           (5)           (6)
    Losses Were
      Incurred          1984          1985          1986          1987          1988

- ----------------------------------------------------------------------------------------
  1. 1988 .........     X X X         X X X         X X X         X X X                0
  2. 1989 .........     X X X         X X X         X X X         X X X         X X X
  3. 1990 .........     X X X         X X X         X X X         X X X         X X X
  4. 1991 .........     X X X         X X X         X X X         X X X         X X X
  5. 1992 .........     X X X         X X X         X X X         X X X         X X X
  6. 1993 .........     X X X         X X X         X X X         X X X         X X X
- ----------------------------------------------------------------------------------------------


                           CUMULATIVE PAID LOSSES AND ALLOCATED EXPENSES AT YEAR END
                           (000 OMITTED)                                                         (12)          (13)
                           ------------------------------------------------------------       Number of     Number of
                            (7)           (8)           (9)          (10)          (11)     Claims Closed Claims Closed
                                                                                              With Loss    Without Loss
                           1989          1990          1991          1992          1993        Payment       Payment
- -------------------------------------------------------------------------------------------------------------------
  1. 1988 .........            0             0             0             0             0       X X X          X X X
  2. 1989 .........            0             0             0             0             0       X X X          X X X
  3. 1990 .........     X X X                0             0             0             0       X X X          X X X
  4. 1991 .........     X X X         X X X                0             0             0       X X X          X X X
  5. 1992 .........     X X X         X X X         X X X                0             0       X X X          X X X
  6. 1993 .........     X X X         X X X         X X X         X X X                0       X X X          X X X
- -------------------------------------------------------------------------------------------------------------------


                         SCHEDULE P - PART 3P - REINSURANCE C


         (1)           CUMULATIVE PAID LOSSES AND ALLOCATED EXPENSES AT YEAR END
                        (000 OMITTED)
                      -------------------------------------------------------------------
   Years in Which        (2)           (3)           (4)           (5)           (6)
    Losses Were
      Incurred          1984          1985          1986          1987          1988

- ----------------------------------------------------------------------------------------
  1. 1988 .........     X X X         X X X         X X X         X X X                0
  2. 1989 .........     X X X         X X X         X X X         X X X         X X X
  3. 1990 .........     X X X         X X X         X X X         X X X         X X X
  4. 1991 .........     X X X         X X X         X X X         X X X         X X X
  5. 1992 .........     X X X         X X X         X X X         X X X         X X X
  6. 1993 .........     X X X         X X X         X X X         X X X         X X X
- ---------------------------------------------------------------------------------------



                           CUMULATIVE PAID LOSSES AND ALLOCATED
                           EXPENSES AT YEAR END (000 OMITTED)                                   (12)          (13)
                           ------------------------------------                               Number of     Number of
                            (7)           (8)           (9)          (10)          (11)     Claims Closed Claims Closed
                                                                                              With Loss    Without Loss
                           1989          1990          1991          1992          1993        Payment       Payment
- --------------------------------------------------------------------------------------------------------------------
  1. 1988 .........             0             0              0            0             0       X X X          X X X
  2. 1989 .........             0             0              0            0             0       X X X          X X X
  3. 1990 .........      X X X                0              0            0             0       X X X          X X X
  4. 1991 .........      X X X         X X X                 0            0             0       X X X          X X X
  5. 1992 .........      X X X         X X X          X X X               0             0       X X X          X X X
  6. 1993 .........      X X X         X X X          X X X         X X X               0       X X X          X X X
- --------------------------------------------------------------------------------------------------------------------


                 SCHEDULE P - PART 3Q - REINSURANCE D

         (1)           CUMULATIVE PAID LOSSES AND ALLOCATED EXPENSES AT YEAR END (000 OMITTED)
                      ------------------------------------------------------------------------
   Years in Which        (2)           (3)           (4)           (5)           (6)
    Losses Were
      Incurred          1984          1985          1986          1987          1988
- ----------------------------------------------------------------------------------------------
  1. Prior ........     0 0 0                0             0             0             0
  2. 1984 .........            0             0             0             0             0
  3. 1985 .........     X X X                0             0             0             0
  4. 1986 .........     X X X         X X X                0             0             0
  5. 1987 .........     X X X         X X X         X X X                0             0
- ----------------------------------------------------------------------------------------------



                                       CUMULATIVE PAID LOSSES AND ALLOCATED
                                        EXPENSES AT YEAR END (000 OMITTED)                       (12)          (13)
                           ------------------------------------------------------------       Number of     Number of
                            (7)           (8)           (9)          (10)          (11)     Claims Closed Claims Closed
                                                                                              With Loss    Without Loss
                           1989          1990          1991          1992          1993        Payment       Payment
- ------------------------------------------------------------------------------------------------------------------
  1. Prior ........           0             0             0             0             0       X X X          X X X
  2. 1984 .........           0             0             0             0             0       X X X          X X X
  3. 1985 .........           0             0             0             0             0       X X X          X X X
  4. 1986 .........           0             0             0             0             0       X X X          X X X
  5. 1987 .........           0             0             0             0             0       X X X          X X X
- ----------------------------------------------------------------------------------------------------------------------


                SCHEDULE P - PART 3R - SECTION 1

                PRODUCTS LIABILITY - OCCURRENCE


         (1)          CUMULATIVE PAID LOSSES AND ALLOCATED EXPENSES AT YEAR END (000 OMITTED)
                      -----------------------------------------------------------------------
   Years in Which        (2)           (3)           (4)           (5)           (6)
    Losses Were
      Incurred          1984          1985          1986          1987          1988
- ---------------------------------------------------------------------------------------------
  1. Prior ........     0 0 0                0             0             0             0
  2. 1984 .........            0             0             0             0             0
  3. 1985 .........     X X X                0             0             0             0
  4. 1986 .........     X X X         X X X                0             0             0
  5. 1987 .........     X X X         X X X         X X X                0             0
  6. 1988 .........     X X X         X X X         X X X         X X X                0
  7. 1989 .........     X X X         X X X         X X X         X X X         X X X
  8. 1990 .........     X X X         X X X         X X X         X X X         X X X
  9. 1991 .........     X X X         X X X         X X X         X X X         X X X
 10. 1992 .........     X X X         X X X         X X X         X X X         X X X
 11. 1993 .........     X X X         X X X         X X X         X X X         X X X
- ----------------------------------------------------------------------------------------



                                        CUMULATIVE PAID LOSSES AND ALLOCATED
                                         EXPENSES AT YEAR END (000 OMITTED)                      (12)          (13)
                           ------------------------------------------------------------       Number of     Number of
                            (7)           (8)           (9)          (10)          (11)     Claims Closed Claims Closed
                                                                                              With Loss    Without Loss
                           1989          1990          1991          1992          1993        Payment       Payment
- ----------------------------------------------------------------------------------------------------------------------
  1. Prior ........            0             0              0            0             0              0              0
  2. 1984 .........            0             0              0            0             0              0              0
  3. 1985 .........            0             0              0            0             0              0              0
  4. 1986 .........            0             0              0            0             0              0              0
  5. 1987 .........            0             0              0            0             0              0              0
  6. 1988 .........            0             0              0            0             0              0              0
  7. 1989 .........            0             0              0            0             0              0              0
  8. 1990 .........     X X X                0              0            0             0              0              0
  9. 1991 .........     X X X         X X X                 0            0             0              0              0
 10. 1992 .........     X X X         X X X         X X X                0             0              0              0
 11. 1993 .........     X X X         X X X         X X X          X X X               0              0              0
- -----------------------------------------------------------------------------------------------------------------------


                SCHEDULE P - PART 3R - SECTION 2

                 PRODUCTS LIABILITY - CLAIMS MADE


         (1)          CUMULATIVE PAID LOSSES AND ALLOCATED EXPENSES AT YEAR END (000 OMITTED)
                      -----------------------------------------------------------------------
   Years in Which        (2)           (3)           (4)           (5)           (6)
    Losses Were
      Incurred          1984          1985          1986          1987          1988

- --------------------------------------------------------------------------------------------
  1. Prior ........     0 0 0                0             0             0             0
  2. 1984 .........            0             0             0             0             0
  3. 1985 .........     X X X                0             0             0             0
  4. 1986 .........     X X X         X X X                0             0             0
  5. 1987 .........     X X X         X X X         X X X                0             0
  6. 1988 .........     X X X         X X X         X X X         X X X                0
  7. 1989 .........     X X X         X X X         X X X         X X X         X X X
  8. 1990 .........     X X X         X X X         X X X         X X X         X X X
  9. 1991 .........     X X X         X X X         X X X         X X X         X X X
 10. 1992 .........     X X X         X X X         X X X         X X X         X X X
 11. 1993 .........     X X X         X X X         X X X         X X X         X X X
- --------------------------------------------------------------------------------------------



                           CUMULATIVE PAID LOSSES AND ALLOCATED
                           EXPENSES AT YEAR END (000 OMITTED)                                   (12)          (13)
                           ------------------------------------                               Number of     Number of
                            (7)           (8)           (9)          (10)          (11)     Claims Closed Claims Closed
                                                                                              With Loss    Without Loss
                           1989          1990          1991          1992          1993        Payment       Payment
- ---------------------------------------------------------------------------------------------------------------------
  1. Prior ........           0             0              0            0             0              0              0
  2. 1984 .........           0             0              0            0             0              0              0
  3. 1985 .........           0             0              0            0             0              0              0
  4. 1986 .........           0             0              0            0             0              0              0
  5. 1987 .........           0             0              0            0             0              0              0
  6. 1988 .........           0             0              0            0             0              0              0
  7. 1989 .........           0             0              0            0             0              0              0
  8. 1990 .........    X X X                0              0            0             0              0              0
  9. 1991 .........    X X X         X X X                 0            0             0              0              0
 10. 1992 .........    X X X         X X X         X X X                0             0              0              0
 11. 1993 .........    X X X         X X X         X X X          X X X               0              0              0
- ----------------------------------------------------------------------------------------------------------------------


 NOTE: Net of salvage and subrogation received.


 ANNUAL STATEMENT FOR THE YEAR 1993 OF THE American Country Insurance Company

          SCHEDULE P - PART 4A - HOMEOWNERS/FARMOWNERS


                     BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES AND ALLOCATED EXPENSES AT
         (1)         YEAR END (OMITTED)
                     --------------------------------------------------------------------------------------------------
   Years in Which          (2)              (3)              (4)              (5)              (6)
    Losses Were
      Incurred            1984             1985             1986             1987             1988
- ---------------------------------------------------------------------------------------------------------
  1. Prior ........               0                0                0                0                0
  2. 1984 .........               0                0                0                0                0
  3. 1985 .........       X X X                   12                0                0                0
  4. 1986 .........       X X X            X X X                   25                0                0
  5. 1987 .........       X X X            X X X            X X X                   79                0
  6. 1988 .........       X X X            X X X            X X X            X X X                   88
  7. 1989 .........       X X X            X X X            X X X            X X X            X X X
  8. 1990 .........       X X X            X X X            X X X            X X X            X X X
  9. 1991 .........       X X X            X X X            X X X            X X X            X X X
 10. 1992 .........       X X X            X X X            X X X            X X X            X X X
 11. 1993 .........       X X X            X X X            X X X            X X X            X X X
- ---------------------------------------------------------------------------------------------------------


                     BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES AND ALLOCATED EXPENSES AT
                     YEAR END (OMITTED)
                     ------------------------------------------------------------------------------------
                               (7)           (8)            (9)           (10)            (11)

                              1989          1990           1991           1992            1993
- ---------------------------------------------------------------------------------------------------------
  1. Prior ........                 0              0              0                0                0
  2. 1984 .........                 0              0              0                0                0
  3. 1985 .........                 0              0              0                0                0
  4. 1986 .........                 0              0              0                0                0
  5. 1987 .........                 0              0              0                0                0
  6. 1988 .........                 0              0              0                0                0
  7. 1989 .........               111             28              0                0                0
  8. 1990 .........         X X X                 84              0                0                0
  9. 1991 .........         X X X          X X X                128                0                6
 10. 1992 .........         X X X          X X X          X X X                  123               11
 11. 1993 .........         X X X          X X X          X X X            X X X                   99
- ---------------------------------------------------------------------------------------------------------



                                      SCHEDULE P - PART 4B

                PRIVATE PASSENGER AUTO LIABILITY/MEDICAL

                     BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES AND ALLOCATED EXPENSES AT
         (1)         YEAR END (OMITTED)
                     -------------------------------------------------------------------------------------
   Years in Which          (2)              (3)              (4)              (5)              (6)
    Losses Were
      Incurred            1984             1985             1986             1987             1988
- ----------------------------------------------------------------------------------------------------------
  1. Prior ........               0                0                0                0                0
  2. 1984 .........              14                0                0                0                0
  3. 1985 .........       X X X                  200                0                0                0
  4. 1986 .........       X X X            X X X                  400                0                0
  5. 1987 .........       X X X            X X X            X X X                  609                0
  6. 1988 .........       X X X            X X X            X X X            X X X                  600
  7. 1989 .........       X X X            X X X            X X X            X X X            X X X
  8. 1990 .........       X X X            X X X            X X X            X X X            X X X
  9. 1991 .........       X X X            X X X            X X X            X X X            X X X
 10. 1992 .........       X X X            X X X            X X X            X X X            X X X
 11. 1993 .........       X X X            X X X            X X X            X X X            X X X
- ----------------------------------------------------------------------------------------------------------


                     BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES AND ALLOCATED EXPENSES AT
                     YEAR END (OMITTED)
                     ------------------------------------------------------------------------------------

                            (7)              (8)              (9)             (10)             (11)

                           1989             1990             1991            1992              1993
- ---------------------------------------------------------------------------------------------------------
  1. Prior ........                 0                0                0                0                0
  2. 1984 .........                 0                0                0                0                0
  3. 1985 .........                 0                0                0                0                0
  4. 1986 .........                 0                0                0                0                0
  5. 1987 .........                 0                0                0                0                0
  6. 1988 .........                 0               33                0                0                0
  7. 1989 .........               568              130                0                0                0
  8. 1990 .........         X X X                  486                0                0                0
  9. 1991 .........         X X X            X X X                  798                0               31
 10. 1992 .........         X X X            X X X            X X X                  768               60
 11. 1993 .........         X X X            X X X            X X X            X X X                  518
- ---------------------------------------------------------------------------------------------------------


                SCHEDULE P - PART 4C

       COMMERCIAL AUTO/TRUCK LIABILITY/MEDICAL

                     BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES AND ALLOCATED EXPENSES AT
         (1)         YEAR END (OMITTED)
                     ----------------------------------------------------------------------------------
   Years in Which          (2)              (3)              (4)              (5)              (6)
    Losses Were
      Incurred            1984             1985             1986             1987             1988
- -------------------------------------------------------------------------------------------------------
  1. Prior ........               0                0                0                0                0
  2. 1984 .........             136                0                0                0                0
  3. 1985 .........       X X X                   25              100                0                0
  4. 1986 .........       X X X            X X X                    0                0                0
  5. 1987 .........       X X X            X X X            X X X                  212                0
  6. 1988 .........       X X X            X X X            X X X            X X X                  334
  7. 1989 .........       X X X            X X X            X X X            X X X            X X X
  8. 1990 .........       X X X            X X X            X X X            X X X            X X X
  9. 1991 .........       X X X            X X X            X X X            X X X            X X X
 10. 1992 .........       X X X            X X X            X X X            X X X            X X X
 11. 1993 .........       X X X            X X X            X X X            X X X            X X X
- -------------------------------------------------------------------------------------------------------

                     BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES AND ALLOCATED EXPENSES AT
                     YEAR END (OMITTED)
                     -----------------------------------------------------------------------------------

                            (7)              (8)              (9)             (10)             (11)

                           1989             1990             1991            1992              1993
- --------------------------------------------------------------------------------------------------------
  1. Prior ........                0                0                0                0                0
  2. 1984 .........                0                0                0                0                0
  3. 1985 .........                0                0                0                0                0
  4. 1986 .........                0                0                0                0                0
  5. 1987 .........               17                8                4                0                0
  6. 1988 .........               32               39                9                0                0
  7. 1989 .........              191              107                7                0                0
  8. 1990 .........        X X X                  357                7                0                0
  9. 1991 .........        X X X            X X X                  463                0               21
 10. 1992 .........        X X X            X X X            X X X                  537               44
 11. 1993 .........        X X X            X X X            X X X            X X X                  372
- --------------------------------------------------------------------------------------------------------


                SCHEDULE P - PART 4D - WORKERS' COMPENSATION

                     BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES AND ALLOCATED EXPENSES AT
         (1)         YEAR END (OMITTED)
                     ------------------------------------------------------------------------------------
   Years in Which          (2)              (3)              (4)              (5)              (6)
    Losses Were
      Incurred            1984             1985             1986             1987             1988
- ---------------------------------------------------------------------------------------------------------
  1. Prior ........               0                0                0                0                0
  2. 1984 .........              50              100                0                1                1
  3. 1985 .........       X X X                  395              100               23                6
  4. 1986 .........       X X X            X X X                  400              130               45
  5. 1987 .........       X X X            X X X            X X X                  871              125
  6. 1988 .........       X X X            X X X            X X X            X X X                1,238
  7. 1989 .........       X X X            X X X            X X X            X X X            X X X
  8. 1990 .........       X X X            X X X            X X X            X X X            X X X
  9. 1991 .........       X X X            X X X            X X X            X X X            X X X
 10. 1992 .........       X X X            X X X            X X X            X X X            X X X
 11. 1993 .........       X X X            X X X            X X X            X X X            X X X
- ---------------------------------------------------------------------------------------------------------

                     BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES AND ALLOCATED EXPENSES AT
                     YEAR END (OMITTED)
                     ------------------------------------------------------------------------------------

                            (7)              (8)              (9)             (10)             (11)


                           1989             1990             1991            1992              1993
- ---------------------------------------------------------------------------------------------------------
  1. Prior ........                 0                0                0                0                3
  2. 1984 .........                 0                1                0                0                0
  3. 1985 .........                 3                4                0                1                0
  4. 1986 .........                22               15                6                4                4
  5. 1987 .........                57               34               21                8               11
  6. 1988 .........               162              218               56               22               12
  7. 1989 .........             1,760              833              123               55               20
  8. 1990 .........         X X X                1,982              294              143               83
  9. 1991 .........         X X X            X X X                3,522              128              428
 10. 1992 .........         X X X            X X X            X X X                3,402            1,606
 11. 1993 .........         X X X            X X X            X X X            X X X                3,226
- ---------------------------------------------------------------------------------------------------------


                SCHEDULE P - PART 4E - COMMERCIAL MULTIPLE PERIL

                     BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES AND ALLOCATED EXPENSES AT
         (1)         YEAR END (OMITTED)
                     ----------------------------------------------------------------------------------
   Years in Which          (2)              (3)              (4)              (5)              (6)
    Losses Were
      Incurred            1984             1985             1986             1987             1988
- -------------------------------------------------------------------------------------------------------
  1. Prior ........               0                0                0                0                0
  2. 1984 .........              16                0                0                0                0
  3. 1985 .........       X X X                   75               25                0                0
  4. 1986 .........       X X X            X X X                   75                0                0
  5. 1987 .........       X X X            X X X            X X X                  345                0
  6. 1988 .........       X X X            X X X            X X X            X X X                  415
  7. 1989 .........       X X X            X X X            X X X            X X X            X X X
  8. 1990 .........       X X X            X X X            X X X            X X X            X X X
  9. 1991 .........       X X X            X X X            X X X            X X X            X X X
 10. 1992 .........       X X X            X X X            X X X            X X X            X X X
 11. 1993 .........       X X X            X X X            X X X            X X X            X X X
- -------------------------------------------------------------------------------------------------------

                     BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES AND ALLOCATED EXPENSES AT
                     YEAR END (OMITTED)
                     ----------------------------------------------------------------------------------

                            (7)              (8)              (9)             (10)             (11)

                           1989             1990             1991            1992              1993
- --------------------------------------------------------------------------------------------------------
  1. Prior ........                0                0                0                0                0
  2. 1984 .........                0                0                0                0                0
  3. 1985 .........                0                0                0                0                0
  4. 1986 .........                0                0                0                0                0
  5. 1987 .........                0                0                0                0                0
  6. 1988 .........                0               48                0                0                0
  7. 1989 .........              636              191                0                0                0
  8. 1990 .........        X X X                  714                0                0                0
  9. 1991 .........        X X X            X X X                1,110                0               57
 10. 1992 .........        X X X            X X X            X X X                1,518              114
 11. 1993 .........        X X X            X X X            X X X            X X X                  975
- --------------------------------------------------------------------------------------------------------



               ANNUAL STATEMENT FOR THE YEAR 1993 OF THE American
                   Country Insurance Company (10U (1X &k4.9H


                SCHEDULE P - PART 4F - SECTION 1

                MEDICAL MALPRACTICE - OCCURRENCE


                          BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES AND ALLOCATED EXPENSES
         (1)              AT YEAR END (000 OMITTED)
                          -------------------------------------------------------------------------------
   Years in Which          (2)              (3)              (4)              (5)              (6)
    Losses Were
      Incurred            1984             1985             1986             1987             1988
- ---------------------------------------------------------------------------------------------------------
  1. Prior ........               0                0                0                0                0
  2. 1984 .........               0                0                0                0                0
  3. 1985 .........       X X X                    0                0                0                0
  4. 1986 .........       X X X            X X X                    0                0                0
  5. 1987 .........       X X X            X X X            X X X                    0                0
  6. 1988 .........       X X X            X X X            X X X            X X X                    0
  7. 1989 .........       X X X            X X X            X X X            X X X            X X X
  8. 1990 .........       X X X            X X X            X X X            X X X            X X X
  9. 1991 .........       X X X            X X X            X X X            X X X            X X X
 10. 1992 .........       X X X            X X X            X X X            X X X            X X X
 11. 1993 .........       X X X            X X X            X X X            X X X            X X X
- ---------------------------------------------------------------------------------------------------------


                          BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES AND ALLOCATED EXPENSES AT
                          YEAR END (000 OMITTED)
                          -------------------------------------------------------------------------------
                            (7)              (8)              (9)             (10)             (11)

                           1989             1990             1991             1992             1993
- ---------------------------------------------------------------------------------------------------------
  1. Prior ........                 0                0                0                0                0
  2. 1984 .........                 0                0                0                0                0
  3. 1985 .........                 0                0                0                0                0
  4. 1986 .........                 0                0                0                0                0
  5. 1987 .........                 0                0                0                0                0
  6. 1988 .........                 0                0                0                0                0
  7. 1989 .........                 0                0                0                0                0
  8. 1990 .........         X X X                    0                0                0                0
  9. 1991 .........         X X X            X X X                    0                0                0
 10. 1992 .........         X X X            X X X            X X X                    0                0
 11. 1993 .........         X X X            X X X            X X X            X X X                    0
- ----------------------------------------------------------------------------------------------------------


                SCHEDULE P - PART 4F - SECTION 2

                MEDICAL MALPRACTICE - CLAIMS MADE


                          BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES AND ALLOCATED EXPENSES
         (1)              AT YEAR END (000 OMITTED)
                          -------------------------------------------------------------------------------
   Years in Which          (2)              (3)              (4)              (5)              (6)
    Losses Were
      Incurred            1984             1985             1986             1987             1988
- -------------------------------------------------------------------------------------------------------
  1. Prior ........               0                0                0                0                0
  2. 1984 .........               0                0                0                0                0
  3. 1985 .........       X X X                    0                0                0                0
  4. 1986 .........       X X X            X X X                    0                0                0
  5. 1987 .........       X X X            X X X            X X X                    0                0
  6. 1988 .........       X X X            X X X            X X X            X X X                    0
  7. 1989 .........       X X X            X X X            X X X            X X X            X X X
  8. 1990 .........       X X X            X X X            X X X            X X X            X X X
  9. 1991 .........       X X X            X X X            X X X            X X X            X X X
 10. 1992 .........       X X X            X X X            X X X            X X X            X X X
 11. 1993 .........       X X X            X X X            X X X            X X X            X X X
- -------------------------------------------------------------------------------------------------------


                          BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES AND ALLOCATED EXPENSES AT
                          YEAR END (000 OMITTED)
                          -------------------------------------------------------------------------------
                            (7)              (8)              (9)             (10)             (11)

                           1989             1990             1991             1992             1993
- -------------------------------------------------------------------------------------------------------
  1. Prior ........                0                0                0                0                0
  2. 1984 .........                0                0                0                0                0
  3. 1985 .........                0                0                0                0                0
  4. 1986 .........                0                0                0                0                0
  5. 1987 .........                0                0                0                0                0
  6. 1988 .........                0                0                0                0                0
  7. 1989 .........                0                0                0                0                0
  8. 1990 .........        X X X                    0                0                0                0
  9. 1991 .........        X X X            X X X                    0                0                0
 10. 1992 .........        X X X            X X X            X X X                    0                0
 11. 1993 .........        X X X            X X X            X X X            X X X                    0
- --------------------------------------------------------------------------------------------------------


                 SCHEDULE P - PART 4G - SPECIAL LIABILITY

                   (OCEAN MARINE, AIRCRAFT (ALL PERILS),

                           BOILER AND MACHINERY)



                          BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES AND ALLOCATED EXPENSES
         (1)              AT YEAR END (000 OMITTED)
                          -------------------------------------------------------------------------------
   Years in Which          (2)              (3)              (4)              (5)              (6)
    Losses Were
      Incurred            1984             1985             1986             1987             1988
- ---------------------------------------------------------------------------------------------------------
  1. Prior ........               0                0                0                0                0
  2. 1984 .........               0                0                0                0                0
  3. 1985 .........       X X X                    0                0                0                0
  4. 1986 .........       X X X            X X X                    0                0                0
  5. 1987 .........       X X X            X X X            X X X                    0                0
  6. 1988 .........       X X X            X X X            X X X            X X X                    0
  7. 1989 .........       X X X            X X X            X X X            X X X            X X X
  8. 1990 .........       X X X            X X X            X X X            X X X            X X X
  9. 1991 .........       X X X            X X X            X X X            X X X            X X X
 10. 1992 .........       X X X            X X X            X X X            X X X            X X X
 11. 1993 .........       X X X            X X X            X X X            X X X            X X X
- ---------------------------------------------------------------------------------------------------------


                          BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES AND ALLOCATED EXPENSES AT
                          YEAR END (000 OMITTED)
                          -------------------------------------------------------------------------------
                            (7)              (8)              (9)             (10)             (11)

                           1989             1990             1991             1992             1993
- ----------------------------------------------------------------------------------------------------------
  1. Prior ........                  0                0                0                0                0
  2. 1984 .........                  0                0                0                0                0
  3. 1985 .........                  0                0                0                0                0
  4. 1986 .........                  0                0                0                0                0
  5. 1987 .........                  0                0                0                0                0
  6. 1988 .........                  0                0                0                0                0
  7. 1989 .........                  0                0                0                0                0
  8. 1990 .........          X X X                    0                0                0                0
  9. 1991 .........          X X X            X X X                    0                0                0
 10. 1992 .........          X X X            X X X            X X X                    0                0
 11. 1993 .........          X X X            X X X            X X X            X X X                    0
- ----------------------------------------------------------------------------------------------------------






                SCHEDULE P - PART 4H - SECTION 1

                  OTHER LIABILITY - OCCURRENCE


                          BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES AND ALLOCATED EXPENSES
         (1)              AT YEAR END (000 OMITTED)
                          -------------------------------------------------------------------------------
   Years in Which          (2)              (3)              (4)              (5)              (6)
    Losses Were
      Incurred            1984             1985             1986             1987             1988
- -------------------------------------------------------------------------------------------------------

  1. Prior ........               0                0                0                0                0
  2. 1984 .........              13                0                0                0                0
  3. 1985 .........       X X X                   25               10                0                0
  4. 1986 .........       X X X            X X X                   40                0                0
  5. 1987 .........       X X X            X X X            X X X                  291              175
  6. 1988 .........       X X X            X X X            X X X            X X X                  418
  7. 1989 .........       X X X            X X X            X X X            X X X            X X X
  8. 1990 .........       X X X            X X X            X X X            X X X            X X X
  9. 1991 .........       X X X            X X X            X X X            X X X            X X X
 10. 1992 .........       X X X            X X X            X X X            X X X            X X X
 11. 1993 .........       X X X            X X X            X X X            X X X            X X X
- -------------------------------------------------------------------------------------------------------


                          BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES AND ALLOCATED EXPENSES AT
                          YEAR END (000 OMITTED)
                          -------------------------------------------------------------------------------
                            (7)              (8)              (9)             (10)             (11)

                           1989             1990             1991             1992             1993
- --------------------------------------------------------------------------------------------------------
  1. Prior ........                0                0                0                0                0
  2. 1984 .........                0                0                0                0                0
  3. 1985 .........                0                0                0                0                0
  4. 1986 .........                0                0                0                0                0
  5. 1987 .........              100                0                0                0                0
  6. 1988 .........              100               96                0                0                0
  7. 1989 .........              489              292                0                0                0
  8. 1990 .........        X X X                  281                0                0                0
  9. 1991 .........        X X X            X X X                  655                0               60
 10. 1992 .........        X X X            X X X            X X X                  493               20
 11. 1993 .........        X X X            X X X            X X X            X X X                  118
- --------------------------------------------------------------------------------------------------------

                                SCHEDULE P - PART 4H - SECTION 2

                       OTHER LIABILITY - CLAIMS MADE


                          BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES AND ALLOCATED EXPENSES
         (1)              AT YEAR END (000 OMITTED)
                          -------------------------------------------------------------------------------
   Years in Which          (2)              (3)              (4)              (5)              (6)
    Losses Were
      Incurred            1984             1985             1986             1987             1988
- -------------------------------------------------------------------------------------------------------
  1. Prior ........               0                0                0                0                0
  2. 1984 .........               0                0                0                0                0
  3. 1985 .........       X X X                    0                0                0                0
  4. 1986 .........       X X X            X X X                    0                0                0
  5. 1987 .........       X X X            X X X            X X X                    0                0
  6. 1988 .........       X X X            X X X            X X X            X X X                    0
  7. 1989 .........       X X X            X X X            X X X            X X X            X X X
  8. 1990 .........       X X X            X X X            X X X            X X X            X X X
  9. 1991 .........       X X X            X X X            X X X            X X X            X X X
 10. 1992 .........       X X X            X X X            X X X            X X X            X X X
 11. 1993 .........       X X X            X X X            X X X            X X X            X X X
- -------------------------------------------------------------------------------------------------------


                          BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES AND ALLOCATED EXPENSES AT
                          YEAR END (000 OMITTED)
                          -------------------------------------------------------------------------------
                            (7)              (8)              (9)             (10)             (11)

                           1989             1990             1991             1992             1993
- ---------------------------------------------------------------------------------------------------------
  1. Prior ........                 0                0                0                0                0
  2. 1984 .........                 0                0                0                0                0
  3. 1985 .........                 0                0                0                0                0
  4. 1986 .........                 0                0                0                0                0
  5. 1987 .........                 0                0                0                0                0
  6. 1988 .........                 0                0                0                0                0
  7. 1989 .........                 0                0                0                0                0
  8. 1990 .........         X X X                    0                0                0               51
  9. 1991 .........         X X X            X X X                    0                0               95
 10. 1992 .........         X X X            X X X            X X X                    0               88
 11. 1993 .........         X X X            X X X            X X X            X X X                   60
- ---------------------------------------------------------------------------------------------------------


 ANNUAL STATEMENT FOR THE YEAR 1993 OF THE American Country Insurance Company


                SCHEDULE P - PART 4I - SPECIAL PROPERTY (FIRE,

                  ALLIED LINES, INLAND MARINE, EARTHQUAKE,

                         GLASS, BURGLARY AND THEFT)

- --------------------------------------------------------------------------------------------------------------------------
         (1)        BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES AND ALLOCATED EXPENSES AT YEAR END (000 OMITTED)
                    ------------------------------------------------------------------------------------------------------
   Years in Which          (2)              (3)              (4)              (5)              (6)              (7)
    Losses Were
      Incurred            1984             1985             1986             1987             1988             1989
- --------------------------------------------------------------------------------------------------------------------------
  1. Prior ........       X X X            X X X            X X X            X X X            X X X            X X X
  2. 1992 .........       X X X            X X X            X X X            X X X            X X X            X X X
  3. 1993 .........       X X X            X X X            X X X            X X X            X X X            X X X
- --------------------------------------------------------------------------------------------------------------------------



                    BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES AND ALLOCATED
                    EXPENSES AT YEAR END (000 OMITTED)
                    -------------------------------------------------------------------
                           (8)              (9)             (10)             (11)

                          1990             1991             1992             1993
- --------------------------------------------------------------------------------------
  1. Prior ........       X X X                    0                0                0
  2. 1992 .........       X X X            X X X                   13                0
  3. 1993 .........       X X X            X X X            X X X                   13
- --------------------------------------------------------------------------------------


                SCHEDULE P - PART 4J - AUTO PHYSICAL DAMAGE


         (1)        BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES AND ALLOCATED EXPENSES AT YEAR END (000 OMITTED)
                    ------------------------------------------------------------------------------------------------------
   Years in Which          (2)              (3)              (4)              (5)              (6)              (7)
    Losses Were
      Incurred            1984             1985             1986             1987             1988             1989
- --------------------------------------------------------------------------------------------------------------------------
  1. Prior ........       X X X            X X X            X X X            X X X            X X X            X X X
  2. 1992 .........       X X X            X X X            X X X            X X X            X X X            X X X
  3. 1993 .........       X X X            X X X            X X X            X X X            X X X            X X X
- --------------------------------------------------------------------------------------------------------------------------


                    BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES AND ALLOCATED
                    EXPENSES AT YEAR END (000 OMITTED)
                    -------------------------------------------------------------------
                           (8)              (9)             (10)             (11)

                          1990             1991             1992             1993
- --------------------------------------------------------------------------------------
  1. Prior ........       X X X                    0                0                0
  2. 1992 .........       X X X            X X X                  206                0
  3. 1993 .........       X X X            X X X            X X X                  157
- --------------------------------------------------------------------------------------


                SCHEDULE P - PART 4K - FIDELITY, SURETY,

                 FINANCIAL GUARANTY, MORTGAGE GUARANTY


         (1)        BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES AND ALLOCATED EXPENSES AT YEAR END (000 OMITTED)
                    ------------------------------------------------------------------------------------------------------
   Years in Which          (2)              (3)              (4)              (5)              (6)              (7)
    Losses Were
      Incurred            1984             1985             1986             1987             1988             1989
- --------------------------------------------------------------------------------------------------------------------------
  1. Prior ........       X X X            X X X            X X X            X X X            X X X            X X X
  2. 1992 .........       X X X            X X X            X X X            X X X            X X X            X X X
  3. 1993 .........       X X X            X X X            X X X            X X X            X X X            X X X
- --------------------------------------------------------------------------------------------------------------------------


                    BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES AND ALLOCATED
                    EXPENSES AT YEAR END (000 OMITTED)
                    -------------------------------------------------------------------
                           (8)              (9)             (10)             (11)

                          1990             1991             1992             1993
- --------------------------------------------------------------------------------------
  1. Prior ........       X X X                    0                0                0
  2. 1992 .........       X X X            X X X                5,032              541
  3. 1993 .........       X X X            X X X            X X X                4,541
- --------------------------------------------------------------------------------------


                SCHEDULE P - PART 4L - OTHER

           (INCLUDING CREDIT, ACCIDENT AND HEALTH)


         (1)        BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES AND ALLOCATED EXPENSES AT YEAR END (000 OMITTED)
                    ------------------------------------------------------------------------------------------------------
   Years in Which          (2)              (3)              (4)              (5)              (6)              (7)
    Losses Were
      Incurred            1984             1985             1986             1987             1988             1989
- --------------------------------------------------------------------------------------------------------------------------
  1. Prior ........       X X X            X X X            X X X            X X X            X X X            X X X
  2. 1992 .........       X X X            X X X            X X X            X X X            X X X            X X X
  3. 1993 .........       X X X            X X X            X X X            X X X            X X X            X X X
- --------------------------------------------------------------------------------------------------------------------------


                    BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES AND ALLOCATED
                    EXPENSES AT YEAR END (000 OMITTED)
                    -------------------------------------------------------------------
                           (8)              (9)             (10)             (11)

                          1990             1991             1992             1993
- --------------------------------------------------------------------------------------
  1. Prior ........       X X X                    0                0                0
  2. 1992 .........       X X X            X X X                    0                0
  3. 1993 .........       X X X            X X X            X X X                    0
- --------------------------------------------------------------------------------------


                SCHEDULE P - PART 4M - INTERNATIONAL


         (1)        BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES AND ALLOCATED EXPENSES AT YEAR END (000 OMITTED)
                    ------------------------------------------------------------------------------------------------------
   Years in Which          (2)              (3)              (4)              (5)              (6)              (7)
    Losses Were
      Incurred            1984             1985             1986             1987             1988             1989
- --------------------------------------------------------------------------------------------------------------------------
  1. Prior ........               0                0                0                0                0                0
  2. 1984 .........               0                0                0                0                0                0
  3. 1985 .........       X X X                    0                0                0                0                0
  4. 1986 .........       X X X            X X X                    0                0                0                0
  5. 1987 .........       X X X            X X X            X X X                    0                0                0
  6. 1988 .........       X X X            X X X            X X X            X X X                    0                0
  7. 1989 .........       X X X            X X X            X X X            X X X            X X X                    0
  8. 1990 .........       X X X            X X X            X X X            X X X            X X X            X X X
  9. 1991 .........       X X X            X X X            X X X            X X X            X X X            X X X
 10. 1992 .........       X X X            X X X            X X X            X X X            X X X            X X X
 11. 1993 .........       X X X            X X X            X X X            X X X            X X X            X X X
- --------------------------------------------------------------------------------------------------------------------------


                    BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES AND ALLOCATED
                    EXPENSES AT YEAR END (000 OMITTED)
                    -------------------------------------------------------------------
                           (8)              (9)             (10)             (11)

                          1990             1991             1992             1993
- --------------------------------------------------------------------------------------
  1. Prior ........               0                0                0                0
  2. 1984 .........               0                0                0                0
  3. 1985 .........               0                0                0                0
  4. 1986 .........               0                0                0                0
  5. 1987 .........               0                0                0                0
  6. 1988 .........               0                0                0                0
  7. 1989 .........               0                0                0                0
  8. 1990 .........               0                0                0                0
  9. 1991 .........       X X X                    0                0                0
 10. 1992 .........       X X X            X X X                    0                0
 11. 1993 .........       X X X            X X X            X X X                    0
- --------------------------------------------------------------------------------------


ANNUAL STATEMENT FOR THE YEAR 1993 OF THE American Country Insurance Company

                SCHEDULE P - PART 4N - REINSURANCE A


         (1)          BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES AND ALLOCATED EXPENSES AT YEAR END (000 OMITTED)
- ----------------------------------------------------------------------------------------------------------------------------
   Years in Which          (2)              (3)              (4)              (5)              (6)              (7)
    Losses Were
      Incurred            1984             1985             1986             1987             1988             1989
- ----------------------------------------------------------------------------------------------------------------------------
  1. 1988 .........       X X X            X X X            X X X            X X X                    0                0
  2. 1989 .........       X X X            X X X            X X X            X X X            X X X                    0
  3. 1990 .........       X X X            X X X            X X X            X X X            X X X            X X X
  4. 1991 .........       X X X            X X X            X X X            X X X            X X X            X X X
  5. 1992 .........       X X X            X X X            X X X            X X X            X X X            X X X
  6. 1993 .........       X X X            X X X            X X X            X X X            X X X            X X X
- ---------------------------------------------------------------------------------------------------------------------------


                    BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES AND ALLOCATED
                    EXPENSES AT YEAR END (000 OMITTED)
                    -------------------------------------------------------------------
                           (8)              (9)             (10)             (11)

                          1990             1991             1992             1993
- --------------------------------------------------------------------------------------
  1. 1988 .........               0                0                0                0
  2. 1989 .........               0                0                0                0
  3. 1990 .........               0                0                0                0
  4. 1991 .........       X X X                    0                0                0
  5. 1992 .........       X X X            X X X                    0                0
  6. 1993 .........       X X X            X X X            X X X                    0
- --------------------------------------------------------------------------------------


                SCHEDULE P - PART 4O - REINSURANCE B


         (1)          BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES AND ALLOCATED EXPENSES AT YEAR END (000 OMITTED)
- ----------------------------------------------------------------------------------------------------------------------------
   Years in Which          (2)              (3)              (4)              (5)              (6)              (7)
    Losses Were
      Incurred            1984             1985             1986             1987             1988             1989
- ------------------------------------------------------------------------------------------------------------------------
  1. 1988 .........       X X X            X X X            X X X            X X X                    0                0
  2. 1989 .........       X X X            X X X            X X X            X X X            X X X                    0
  3. 1990 .........       X X X            X X X            X X X            X X X            X X X            X X X
  4. 1991 .........       X X X            X X X            X X X            X X X            X X X            X X X
  5. 1992 .........       X X X            X X X            X X X            X X X            X X X            X X X
  6. 1993 .........       X X X            X X X            X X X            X X X            X X X            X X X
- ------------------------------------------------------------------------------------------------------------------------


                    BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES AND ALLOCATED
                    EXPENSES AT YEAR END (000 OMITTED)
                    -------------------------------------------------------------------
                           (8)              (9)             (10)             (11)

                          1990             1991             1992             1993
- --------------------------------------------------------------------------------------
  1. 1988 .........               0                0                0                0
  2. 1989 .........               0                0                0                0
  3. 1990 .........               0                0                0                0
  4. 1991 .........       X X X                    0                0                0
  5. 1992 .........       X X X            X X X                    0                0
  6. 1993 .........       X X X            X X X            X X X                    0
- --------------------------------------------------------------------------------------


                  SCHEDULE P - PART 4P - REINSURANCE C


         (1)          BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES AND ALLOCATED EXPENSES AT YEAR END (000 OMITTED)
- ----------------------------------------------------------------------------------------------------------------------------
   Years in Which          (2)              (3)              (4)              (5)              (6)              (7)
    Losses Were
      Incurred            1984             1985             1986             1987             1988             1989
- ------------------------------------------------------------------------------------------------------------------------
  1. 1988 .........       X X X            X X X            X X X            X X X                    0                0
  2. 1989 .........       X X X            X X X            X X X            X X X            X X X                    0
  3. 1990 .........       X X X            X X X            X X X            X X X            X X X            X X X
  4. 1991 .........       X X X            X X X            X X X            X X X            X X X            X X X
  5. 1992 .........       X X X            X X X            X X X            X X X            X X X            X X X
  6. 1993 .........       X X X            X X X            X X X            X X X            X X X            X X X
- ------------------------------------------------------------------------------------------------------------------------


                    BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES AND ALLOCATED
                    EXPENSES AT YEAR END (000 OMITTED)
                    -------------------------------------------------------------------
                           (8)              (9)             (10)             (11)

                          1990             1991             1992             1993
- --------------------------------------------------------------------------------------
  1. 1988 .........               0                 0               0                0
  2. 1989 .........               0                 0               0                0
  3. 1990 .........               0                 0               0                0
  4. 1991 .........       X X X                     0               0                0
  5. 1992 .........       X X X             X X X                   0                0
  6. 1993 .........       X X X             X X X            X X X                   0
- --------------------------------------------------------------------------------------


                SCHEDULE P - PART 4Q - REINSURANCE D


         (1)          BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES AND ALLOCATED EXPENSES AT YEAR END (000 OMITTED)
- ----------------------------------------------------------------------------------------------------------------------------
   Years in Which          (2)              (3)              (4)              (5)              (6)              (7)
    Losses Were
      Incurred            1984             1985             1986             1987             1988             1989
- ----------------------------------------------------------------------------------------------------------------------------
  1. Prior ........               0                0                0                0                0                0
  2. 1984 .........               0                0                0                0                0                0
  3. 1985 .........       X X X                    0                0                0                0                0
  4. 1986 .........       X X X            X X X                    0                0                0                0
  5. 1987 .........       X X X            X X X            X X X                    0                0                0
- ----------------------------------------------------------------------------------------------------------------------------


                    BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES AND ALLOCATED
                    EXPENSES AT YEAR END (000 OMITTED)
                    -------------------------------------------------------------------
                           (8)              (9)             (10)             (11)

                          1990             1991             1992             1993
- --------------------------------------------------------------------------------------
  1. Prior ........               0                0                0                0
  2. 1984 .........               0                0                0                0
  3. 1985 .........               0                0                0                0
  4. 1986 .........               0                0                0                0
  5. 1987 .........               0                0                0                0
- --------------------------------------------------------------------------------------


                SCHEDULE P - PART 4R - SECTION 1

                PRODUCTS LIABILITY - OCCURRENCE


         (1)          BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES AND ALLOCATED EXPENSES AT YEAR END (000 OMITTED)
- ----------------------------------------------------------------------------------------------------------------------------
   Years in Which          (2)              (3)              (4)              (5)              (6)              (7)
    Losses Were
      Incurred            1984             1985             1986             1987             1988             1989
- ----------------------------------------------------------------------------------------------------------------------------
  1. Prior ........               0                0                0                0                0                0
  2. 1984 .........               0                0                0                0                0                0
  3. 1985 .........       X X X                    0                0                0                0                0
  4. 1986 .........       X X X            X X X                    0                0                0                0
  5. 1987 .........       X X X            X X X            X X X                    0                0                0
  6. 1988 .........       X X X            X X X            X X X            X X X                    0                0
  7. 1989 .........       X X X            X X X            X X X            X X X            X X X                    0
  8. 1990 .........       X X X            X X X            X X X            X X X            X X X            X X X
  9. 1991 .........       X X X            X X X            X X X            X X X            X X X            X X X
 10. 1992 .........       X X X            X X X            X X X            X X X            X X X            X X X
 11. 1993 .........       X X X            X X X            X X X            X X X            X X X            X X X
- ----------------------------------------------------------------------------------------------------------------------------


                    BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES AND ALLOCATED
                    EXPENSES AT YEAR END (000 OMITTED)
                    -------------------------------------------------------------------
                           (8)              (9)             (10)             (11)

                          1990             1991             1992             1993
- --------------------------------------------------------------------------------------
  1. Prior ........               0                 0               0                0
  2. 1984 .........               0                 0               0                0
  3. 1985 .........               0                 0               0                0
  4. 1986 .........               0                 0               0                0
  5. 1987 .........               0                 0               0                0
  6. 1988 .........               0                 0               0                0
  7. 1989 .........               0                 0               0                0
  8. 1990 .........               0                 0               0                0
  9. 1991 .........       X X X                     0               0                0
 10. 1992 .........       X X X            X X X                    0                0
 11. 1993 .........       X X X            X X X             X X X                   0
- --------------------------------------------------------------------------------------


                                SCHEDULE P - PART 4R - SECTION 2

                     PRODUCTS LIABILITY - CLAIMS MADE


         (1)          BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES AND ALLOCATED EXPENSES AT YEAR END (000 OMITTED)
- ----------------------------------------------------------------------------------------------------------------------------
   Years in Which          (2)              (3)              (4)              (5)              (6)              (7)
    Losses Were
      Incurred            1984             1985             1986             1987             1988             1989
- ----------------------------------------------------------------------------------------------------------------------------
  1. Prior ........               0                0                0                0                0                0
  2. 1984 .........               0                0                0                0                0                0
  3. 1985 .........       X X X                    0                0                0                0                0
  4. 1986 .........       X X X            X X X                    0                0                0                0
  5. 1987 .........       X X X            X X X            X X X                    0                0                0
  6. 1988 .........       X X X            X X X            X X X            X X X                    0                0
  7. 1989 .........       X X X            X X X            X X X            X X X            X X X                    0
  8. 1990 .........       X X X            X X X            X X X            X X X            X X X            X X X
  9. 1991 .........       X X X            X X X            X X X            X X X            X X X            X X X
 10. 1992 .........       X X X            X X X            X X X            X X X            X X X            X X X
 11. 1993 .........       X X X            X X X            X X X            X X X            X X X            X X X
- ----------------------------------------------------------------------------------------------------------------------------


                    BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES AND ALLOCATED
                    EXPENSES AT YEAR END (000 OMITTED)
                    -------------------------------------------------------------------
                           (8)              (9)             (10)             (11)

                          1990             1991             1992             1993
- --------------------------------------------------------------------------------------
  1. Prior ........               0                 0               0                0
  2. 1984 .........               0                 0               0                0
  3. 1985 .........               0                 0               0                0
  4. 1986 .........               0                 0               0                0
  5. 1987 .........               0                 0               0                0
  6. 1988 .........               0                 0               0                0
  7. 1989 .........               0                 0               0                0
  8. 1990 .........               0                 0               0                0
  9. 1991 .........       X X X                     0               0                0
 10. 1992 .........       X X X            X X X                    0                0
 11. 1993 .........       X X X            X X X             X X X                   0
- --------------------------------------------------------------------------------------


 ANNUAL STATEMENT FOR THE YEAR 1993 OF THE American Country Insurance Company



                SCHEDULE P INTERROGATORIES


 1. Computation of excess statutory reserves over statement reserves. See Instructions for explanation and formulas.

    (a) Auto Liability (private passenger and commercial)


          1993 $    0 (     0.0 %)        1992 $    0 (     0.0 %)      1991 $    0 (     0.0 %)      Total $    0


    (b) Other Liability and Products Liability


          1993 $    0 (     0.0 %)        1992 $    0 (     0.0 %)      1991 $    0 (     0.0 %)      Total $    0


    (c) Medical Malpractice


          1993 $    0 (     0.0 %)        1992 $    0 (     0.0 %)      1991 $    0 (     0.0 %)      Total $    0


    (d) Workers' Compensation


          1993 $    0 (     0.0 %)        1992 $    0 (     0.0 %)      1991 $    0 (     0.0 %)      Total $    0





    (e) Credit                                                                                        Total $    0





    (f) All Lines Total (Report here and Page 3)                                                      Total $    0


 2. What is the extended loss and expense reserve - direct and assumed-for the following classes? An example of an extended loss and expense reserve is the actuarial reserve for the free-tail coverage arising upon death, disability or retirement in most medical malpractice policies. Such a liability is to be reported here even if it was not reported elsewhere in Schedule P, but otherwise reported as a liability item on page 3. Show the full reserve amount, not just the change during the current year.


    Years in which premiums were                 1                      2                         3
    earned and losses were incurred     Medical Malpractice      Other Liability         Products Liability

            (a)   1987                        $     0                $     0                   $     0
            (b)   1988                        $     0                $     0                   $     0
            (c)   1989                        $     0                $     0                   $     0
            (d)   1990                        $     0                $     0                   $     0
            (e)   1991                        $     0                $     0                   $     0
            (f)   1992                        $     0                $     0                   $     0
            (g)   1993                        $     0                $     0                   $     0

            (h)   TOTALS                      $     0                $     0                   $     0


3. The term "Loss expense" includes all payments for legal expenses, including attorney's and witness fees and court costs, salaries and expenses of investigators, adjustors and field men, rents, stationery, telegraph and telephone charges, postage, salaries and expenses of office employees, home office expenses and all other payments under or on account of such injuries, whether the payments are allocated to specific claims or are unallocated. Are
   they so reported in this statement? Answer:                    Yes (X) No ( )

4. The unallocated loss expense payments paid during the most recent calendar year should be distributed to the various years in which losses were incurred as follows: (1) 45% to the most recent year, (2) 5% to the next most recent year, and (3) the balance to all years, including the most recent, in proportion to the amount of loss payments paid for each year during the most recent calendar year. If the distribution in (1) or (2) produces an accumulated distribution to such year in excess of 10% of the premiums earned for such year, disregarding all distributions made under (3), such accumulated distribution should be limited to 10% of premiums earned and the balance distributed in accordance with (3). Are they so reported in this
   statement ? Answer:                                            Yes (X) No ( )

5. Do any lines in Schedule P include reserves which are reported gross of any discount to present value of future payments, but are reported net of such
   discounts on Page 10?                                          Yes ( ) No (X)

   If yes, proper reporting must be made in the Notes to Financial Statements, as specified in the Instructions. Also, the discounts must be reported in Schedule P - Part 1, Columns 31 and 32.

   Schedule P must be completed gross of non-tabular discounting. Work papers relating to discount calculations must be available for examination upon request.

   Discounting is allowed only if expressly permitted by the state insurance department to which this Annual Statement is being filed.

6. What were the net premiums in force at the end of the year for: (in thousands of dollars)



                                                     (a) Fidelity          $ 0
                                                     (b) Surety        $ 2,508



7. Claim count information is reported (check one):  (a) per claim          ( )
                                                     (b) per claimant      ( X)


   If not the same in all years, explain in Question 8.

8. The information provided in Schedule P will be used by many persons to estimate the adequacy of the current loss and expenses reserves, among other things. Are there any especially significant events, coverage, retention or accounting changes which have occurred which must be considered when making such analyses (An extended statement may be attached)?
   NO